UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864


                          Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2018 through June 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                               Pioneer Bond Fund

--------------------------------------------------------------------------------
                               Annual Report | June 30, 2019
--------------------------------------------------------------------------------

                               Ticker Symbols:

                               Class A   PIOBX
                               Class C   PCYBX
                               Class K   PBFKX
                               Class R   PBFRX
                               Class Y   PICYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                         [LOGO]  Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          90

Notes to Financial Statements                                                 99

Report of Independent Registered Public Accounting Firm                      115

Additional Information                                                       117

Trustees, Officers and Service Providers                                     118

                                   Pioneer Bond Fund | Annual Report | 6/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Bond Fund | Annual Report | 6/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
June 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                   Pioneer Bond Fund | Annual Report | 6/30/19 3

Portfolio Management Discussion | 6/30/19

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond Fund during the 12-month period ended June 30, 2019. Mr. Komenda, Senior Vice President, Deputy Director of Investment-Grade Corporates, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, and Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the 12-month period ended June 30, 2019?

A Pioneer Bond Fund's Class A shares returned 6.93% at net asset value during the 12-month period ended June 30, 2019, while the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 7.87%. During the same period, the average return of the 623 mutual funds in Morningstar's Intermediate Core-Plus Bond Funds Category was 7.35%.

Q How would you describe the investment environment in the fixed-income markets during the 12-month period ended June 30, 2019?

A Entering the period in July 2018, robust economic data and corporate earnings results boosted credit-market sentiment, outweighing concerns over U.S. trade disputes with some of its key trading partners, especially China. The markets continued to focus heavily on economic growth and inflation indicators in the effort to glean future U.S. Federal Reserve
      (Fed) policy. Expectations at the time were for two additional quarter-point federal funds rate increases by year-end, for a total of four in 2018. Treasury yields rose in advance of the Fed's meeting on September 25, 2018, which resulted in an increase of 0.25% in the upper band for the benchmark overnight lending rate, from 2.00% to 2.25%. Investment-grade corporate bonds led performance within the Fund's benchmark, the Bloomberg Barclays Index, for the third quarter of 2018, though high-yield corporate bonds outperformed the investment grade for that quarter, given the "risk-on" attitude of many market participants.

      Market conditions reversed dramatically in the fourth quarter of 2018, however, with much of the damage coming in December. Investors' risk sentiment weakened from the outset of the quarter, due to concerns regarding the outlook for continued Fed tightening of monetary policy, the

4 Pioneer Bond Fund | Annual Report | 6/30/19 escalating U.S.-China trade dispute, and mounting evidence of slowing economic growth overseas. In early October, equities embarked on a downward trajectory that would persist essentially through the end of the calendar year. The price of oil also fell on an unfavorable supply/demand outlook. Nonetheless, the Fed in mid-December met expectations and raised short-term interest rates by another quarter-point, up to the 2.25% to 2.50% range, while signaling the likelihood of two additional hikes in 2019. Market volatility for riskier assets spiked as participants feared the Fed would "overshoot" on interest rates, given the uncertain outlook on global economic growth. The 10-year Treasury yield declined from 3.01% to 2.69% in December 2018, driven down by a global flight-to-safety trade.

      Risk-oriented assets then rebounded sharply in January of 2019 as the Fed pivoted to a less aggressive tone with regard to monetary policy, announcing an early end to its balance-sheet reduction program (a partial unwinding of its quantitative easing bond-purchasing initiatives of years past), while indicating it was leaning toward putting interest-rate increases on pause. In addition, weak economic data out of the euro zone and China led to renewed accommodation from the European Central Bank
      (ECB) and the People's Bank of China, to go along with the Fed's actions. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost investor sentiment for credit-sensitive assets.

      While there was some interim market volatility, credit-sensitive assets generally maintained a firm tone through the end of April 2019, before wavering in May after President Trump's announcement of plans to institute a 25% tariff on some $200 billion worth of Chinese goods. In response to the escalation in the U.S.-China trade dispute, which threatened an already fragile economic growth backdrop, the Fed signaled a willingness to implement one or more cuts in the federal funds rate before the end of 2019, and the policy reversal spurred a strong rally in the bond markets over the final weeks of the period.

      For the 12 months ended June 30, 2019, the investment-grade corporate bond market posted a positive return of 10.72%, while high-yield corporate bonds returned 7.48% (according to the Bloomberg Barclays U.S. Corporate Bond Index and the Bloomberg Barclays U.S. Corporate High Yield Index, respectively). Treasury bond performance was strong, too, as yields declined along the length of the curve, while modestly trailing corporate credit. Securitized assets, including mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial MBS (CMBS), delivered notable positive returns for the period, while lagging the performance of both corporate bonds and Treasury issues.

                                   Pioneer Bond Fund | Annual Report | 6/30/19 5

Q What factors influenced the Fund's performance relative to the Bloomberg Barclays Index during the 12-month period ended June 30, 2019?

A The Fund's absolute return was solid for the 12-month period, though it lagged the return of the Bloomberg Barclays Index. Our tactical shifts with respect to the Fund's credit exposure throughout the period made a meaningful, positive contribution to benchmark-relative returns. As credit spreads approached their widest point in late 2018, we began to add risk to the portfolio, both in the investment-grade and high-yield corporate sectors. We continued to add riskier assets into March 2019 as recession fears abated, allowing the Fund's relative returns to benefit from the strong performance of corporate credit. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      Conversely, a portfolio underweight to U.S. Treasuries and a corresponding overweighting of securitized assets held back the Fund's returns relative to the benchmark, as Treasury performance received a boost from declining rates along the yield curve over the 12-month period. (When Treasury yields decline, the prices of Treasuries typically increase.) Market sentiment with respect to the securitized asset class received support from strong consumer fundamentals over the period, but the sector's performance did not benefit from the decline in interest rates to the same degree as Treasury securities.

      Another modest detractor from the Fund's benchmark-relative performance during the 12-month period was interest-rate positioning. In particular, the Fund was slightly underweight (or short compared to the benchmark) overall portfolio duration for most of the first half of the period, which limited relative returns as the 10-year Treasury yield declined. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      Additionally, a non-benchmark portfolio position in Treasury Inflation-Protected Securities (TIPS) was a drag on the Fund's benchmark-relative returns. The performance of TIPS lagged nominal Treasuries for the period as inflation expectations declined in late 2018. Moreover, similar to the situation with securitized assets, TIPS did not benefit to the same degree as comparable-maturity Treasuries from declining interest rates during the period. Another non-benchmark Fund allocation that detracted from relative performance was a small position in floating-rate bank loans, as the Fed's policy shift from tightening (rate hikes) to potential easing (rate cuts) limited gains for the asset class. (Bank loans have tended to perform well during periods of rising interest rates due to their floating-rate features.)

6 Pioneer Bond Fund | Annual Report | 6/30/19

      We have maintained a modest, strategic Fund exposure to insurance-linked securities (ILS). ILS are sponsored by property-and-casualty insurers seeking to transfer some of the risk of having to pay damage claims in the wake of a natural disaster. We believe ILS can offer a valuable source of portfolio diversification* and incremental income. The Fund's allocation to ILS was a modest detractor from benchmark-relative performance over the 12-month period, as initial damage-loss estimates for Typhoon Jebi, which hit Japan in September of 2018, turned out to be greatly understated. In addition, the asset class has experienced some recent outflows, which has led to spread widening. Despite the underperformance over the period, we decided to increase the Fund's ILS exposure on pricing weakness, which created an attractive buying opportunity.

Q Did the Fund have any investments in derivative securities during the 12-month period ended June 30, 2019? If so, did the derivatives have any material impact on performance?

A     Yes, we invested the Fund in Treasury futures and credit-default swaps
      (CDS) during the period. We typically invest in Treasury futures as part of our duration-management strategy for the portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We use CDS investments to either increase or reduce the Fund's exposure to corporate bonds very quickly, as cash-bond transactions take a little more time. The use of derivatives did not have a material impact on the Fund's performance during the period, as they were used as hedging instruments.

Q What factors affected the Fund's yield, or distributions** to shareholders, during the 12-month period ended June 30, 2019?

A The overall decline in Treasury yields contributed to a lower portfolio yield, as did the tightening of credit spreads over the 12-month period.

Q What is your investment outlook, and how is the Fund positioned heading into its new fiscal year?

A In our view, the current level of uncertainty, coupled with extended credit valuations, warrants a somewhat conservative investment stance. We are not predicting that a recession is around the corner, but the risks appear to be higher. At the end of June, yields on short-term Treasuries exceeded those on the 10-year Treasury bond. Such an "inversion" of the yield curve


*     Diversification does not assure a profit nor protect against loss.

**    Distributions are not guaranteed.

                                   Pioneer Bond Fund | Annual Report | 6/30/19 7
      is generally viewed as a sign that investors are pessimistic about the economy's prospects and are thus bidding up prices for longer-term Treasuries as part of a flight to safety.

      As the second quarter of 2019 progressed, we reduced the Fund's risk profile as spreads approached their earlier tight levels and the yield curve's inversion increased in the wake of the Trump administration's public statements on the trade situation. We trimmed exposure to corporate credit over the second quarter, while increasing the portfolio's allocation to out-of-benchmark securitized sectors, including non-agency MBS and ABS, based on the view that the strong employment backdrop and healthy household balance sheets make the fundamental outlook for consumers favorable, relative to the outlook for companies. While the Fund's allocation to securitized assets has weighed on benchmark-relative performance of late, we believe their low correlation with credit-market performance and their generally higher quality offer a good offset to higher-risk sectors. We saw that scenario play out in the fourth quarter of 2018, in fact, when MBS outperformed most non-government fixed-income asset classes.

      The Fund ended the month of June slightly underweight versus the benchmark to investment-grade corporates, although it was overweight energy within the sector, based on attractive valuations. Our focus in that area is on midstream issuers, which have tended to be less vulnerable to energy-price volatility. We have reduced the portfolio's floating-rate bank loan position given the outlook for stable-to-declining short-term interest rates, and based on our view that the potential upside for the loan asset class is limited, as current valuations are near par (face) value.

      Outside the United States, the Fund continues to hold a meaningful position in core European bank issuers, with a tilt toward bonds that are lower in the capital structure. We believe those issues are attractive from a relative-valuation standpoint.

      Given the recent decline in interest rates, we returned the portfolio to a modest short-duration stance versus the Bloomberg Barclays Index as of period-end. That said, the Fund is overweight at the long end of the yield curve, as the curve is reasonably steep between the 10-year and 30-year maturities.

8 Pioneer Bond Fund | Annual Report | 6/30/19

Please refer to the Schedule of Investments on pages 19-89 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                   Pioneer Bond Fund | Annual Report | 6/30/19 9

Portfolio Summary | 6/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government and Agency Obligations                                     32.2%
Corporate Bonds                                                            27.5%
Collateralized Mortgage Obligations                                        22.7%
Asset Backed Securities                                                    11.8%
Insurance-Linked Securities                                                 3.1%
Senior Secured Floating Rate Loan Interests                                 1.7%
Convertible Preferred Stocks                                                0.5%
Municipal Bonds                                                             0.3%
Foreign Government Bonds                                                    0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 7/23/19                                           1.80%
--------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                   1.43
--------------------------------------------------------------------------------
 3. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                   1.22
--------------------------------------------------------------------------------
 4. U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                 1.17
--------------------------------------------------------------------------------
 5. U.S. Treasury Bills, 7/9/19                                            1.17
--------------------------------------------------------------------------------
 6. U.S. Treasury Bonds, 3.0%, 2/15/49                                     1.02
--------------------------------------------------------------------------------
 7. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                   0.99
--------------------------------------------------------------------------------
 8. Fannie Mae, 5.0%, 7/1/49 (TBA)                                         0.91
--------------------------------------------------------------------------------
 9. Fannie Mae, 4.0%, 7/1/49 (TBA)                                         0.80
--------------------------------------------------------------------------------
10. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                  0.53
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Bond Fund | Annual Report | 6/30/19

Prices and Distributions | 6/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      6/30/19                6/30/18
--------------------------------------------------------------------------------
            A                         $9.79                  $9.45
--------------------------------------------------------------------------------
            C                         $9.68                  $9.35
--------------------------------------------------------------------------------
            K                         $9.78                  $9.45
--------------------------------------------------------------------------------
            R                         $9.88                  $9.54
--------------------------------------------------------------------------------
            Y                         $9.70                  $9.36
--------------------------------------------------------------------------------

Distributions per Share: 7/1/18-6/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net Investment      Short-Term         Long-Term
          Class              Income          Capital Gains      Capital Gains
--------------------------------------------------------------------------------
            A               $0.3008            $   --             $   --
--------------------------------------------------------------------------------
            C               $0.2310            $   --             $   --
--------------------------------------------------------------------------------
            K               $0.3418            $   --             $   --
--------------------------------------------------------------------------------
            R               $0.2793            $   --             $   --
--------------------------------------------------------------------------------
            Y               $0.3279            $   --             $   --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 11

Performance Update | 6/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2019)
--------------------------------------------------------
                                         Bloomberg
                 Net        Public       Barclays U.S.
                 Asset      Offering     Aggregate
                 Value      Price        Bond
Period           (NAV)      (POP)        Index
--------------------------------------------------------
10 years         5.12%      4.64%        3.90%
5 years          2.93       1.99         2.95
1 year           6.93       2.11         7.87
--------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2018)
--------------------------------------------------------
Gross
--------------------------------------------------------
0.85%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
6/09                    $ 9,550                 $10,000
6/10                    $10,955                 $10,950
6/11                    $11,730                 $11,377
6/12                    $12,423                 $12,227
6/13                    $12,822                 $12,143
6/14                    $13,616                 $12,674
6/15                    $13,795                 $12,910
6/16                    $14,337                 $13,685
6/17                    $14,693                 $13,641
6/18                    $14,715                 $13,587
6/19                    $15,734                 $14,657

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Bond Fund | Annual Report | 6/30/19

Performance Update | 6/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2019)
--------------------------------------------------------
                                         Bloomberg
                                         Barclays U.S.
                                         Aggregate
               If          If            Bond
Period         Held        Redeemed      Index
--------------------------------------------------------
10 years       4.26%       4.26%         3.90%
5 years        2.17        2.17          2.95
1 year         6.10        6.10          7.87
--------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2018)
--------------------------------------------------------
Gross
--------------------------------------------------------
1.49%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
6/09                    $10,000                 $10,000
6/10                    $11,363                 $10,950
6/11                    $12,052                 $11,377
6/12                    $12,669                 $12,227
6/13                    $12,964                 $12,143
6/14                    $13,638                 $12,674
6/15                    $13,704                 $12,910
6/16                    $14,153                 $13,685
6/17                    $14,383                 $13,641
6/18                    $14,308                 $13,587
6/19                    $15,181                 $14,657

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 13

Performance Update | 6/30/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2019)
--------------------------------------------------------
                                          Bloomberg
                         Net              Barclays U.S.
                         Asset            Aggregate
                         Value            Bond
Period                   (NAV)            Index
--------------------------------------------------------
10 years                 5.36%            3.90%
5 years                  3.34             2.95
1 year                   7.28             7.87
--------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2018)
--------------------------------------------------------
Gross
--------------------------------------------------------
0.35%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
6/09                    $5,000,000              $5,000,000
6/10                    $5,735,497              $5,474,923
6/11                    $6,141,533              $5,688,540
6/12                    $6,504,415              $6,113,678
6/13                    $6,724,502              $6,071,640
6/14                    $7,152,850              $6,337,157
6/15                    $7,281,638              $6,454,908
6/16                    $7,596,410              $6,842,283
6/17                    $7,814,744              $6,820,747
6/18                    $7,857,069              $6,793,673
6/19                    $8,428,905              $7,328,284

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Bond Fund | Annual Report | 6/30/19

Performance Update | 6/30/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2019)
--------------------------------------------------------
                                          Bloomberg
                       Net                Barclays U.S.
                       Asset              Aggregate
                       Value              Bond
Period                 (NAV)              Index
--------------------------------------------------------
10 years               4.78%              3.90%
5 years                2.67               2.95
1 year                 6.62               7.87
--------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2018)
--------------------------------------------------------
Gross
--------------------------------------------------------
1.10%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
6/09                    $10,000                 $10,000
6/10                    $11,418                 $10,950
6/11                    $12,179                 $11,377
6/12                    $12,859                 $12,227
6/13                    $13,219                 $12,143
6/14                    $13,979                 $12,674
6/15                    $14,128                 $12,910
6/16                    $14,645                 $13,685
6/17                    $14,971                 $13,641
6/18                    $14,960                 $13,587
6/19                    $15,950                 $14,657

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 15

Performance Update | 6/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2019)
--------------------------------------------------------
                                          Bloomberg
                         Net              Barclays U.S.
                         Asset            Aggregate
                         Value            Bond
Period                   (NAV)            Index
--------------------------------------------------------
10 years                 5.39%            3.90%
5 years                  3.23             2.95
1 year                   7.30             7.87
--------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2018)
--------------------------------------------------------
Gross
--------------------------------------------------------
0.47%
--------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
6/09                    $5,000,000              $5,000,000
6/10                    $5,752,975              $5,474,923
6/11                    $6,170,100              $5,688,540
6/12                    $6,557,133              $6,113,678
6/13                    $6,775,957              $6,071,640
6/14                    $7,210,450              $6,337,157
6/15                    $7,324,828              $6,454,908
6/16                    $7,633,936              $6,842,283
6/17                    $7,844,772              $6,820,747
6/18                    $7,876,186              $6,793,673
6/19                    $8,451,119              $7,328,284

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Bond Fund | Annual Report | 6/30/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2019 through June 30, 2019.

-----------------------------------------------------------------------------------------------
Share Class                 A              C              K              R              Y
-----------------------------------------------------------------------------------------------
Beginning               $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Account Value
on 1/1/19
-----------------------------------------------------------------------------------------------
Ending Account          $1,069.30      $1,061.00      $1,072.80      $1,066.20      $1,073.00
Value (after
expenses)
on 6/30/19
-----------------------------------------------------------------------------------------------
Expenses Paid           $    4.35      $    7.76      $    1.89      $    5.62      $    2.51
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.52%, 0.37%, 1.10%, and 0.49% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                  Pioneer Bond Fund | Annual Report | 6/30/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2019 through June 30, 2019.

---------------------------------------------------------------------------------------------
Share Class                 A              C              K           R               Y
---------------------------------------------------------------------------------------------
Beginning               $1,000.00      $1,000.00      $1,000.00     $1,000.00     $1,000.00
Account Value
on 1/1/19
---------------------------------------------------------------------------------------------
Ending Account          $1,020.58      $1,017.26      $1,022.96     $1,019.34     $1,022.36
Value (after
expenses)
on 6/30/19
---------------------------------------------------------------------------------------------
Expenses Paid           $    4.26      $    7.60      $    1.86     $    5.51     $    2.46
During Period*
---------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.52%, 0.37%, 1.10%, and 0.49% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer Bond Fund | Annual Report | 6/30/19

Schedule of Investments | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    UNAFFILIATED ISSUERS -- 100.4%
                                    CONVERTIBLE PREFERRED STOCKS -- 0.5%
                                    of Net Assets
                                    Banks -- 0.5%
      9,690(a)                      Bank of America Corp., 7.25%                                                     $   13,294,680
      9,656(a)                      Wells Fargo & Co., 7.5%                                                              13,172,715
                                                                                                                     --------------
                                    Total Banks                                                                      $   26,467,395
-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $22,381,605)                                                               $   26,467,395
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- 11.7%
                                    of Net Assets
    689,159(b)                      321 Henderson Receivables I LLC, Series 2005-1A,
                                    Class A1, 2.624% (1 Month USD LIBOR + 23 bps),
                                    11/15/40 (144A)                                                                  $      673,593
    500,000                         321 Henderson Receivables III LLC, Series 2008-1A,
                                    Class B, 8.37%, 1/15/46 (144A)                                                          615,705
  1,307,517                         ACC Trust, Series 2018-1, Class A, 3.7%,
                                    12/21/20 (144A)                                                                       1,309,465
  4,300,000                         Access Point Funding I LLC, Series 2017-A, Class B,
                                    3.97%, 4/15/29 (144A)                                                                 4,338,874
  4,000,000                         American Credit Acceptance Receivables Trust, Series
                                    2019-2, Class E, 4.29%, 6/12/25 (144A)                                                4,049,736
  2,100,000                         Ascentium Equipment Receivables Trust, Series
                                    2017-2A, Class D, 3.56%, 10/10/25 (144A)                                              2,121,803
  1,100,000                         Ascentium Equipment Receivables Trust, Series
                                    2018-1A, Class D, 3.99%, 12/11/23 (144A)                                              1,134,044
  1,750,000                         Avid Automobile Receivables Trust, Series 2018-1,
                                    Class B, 3.85%, 7/15/24 (144A)                                                        1,761,921
    800,000                         Axis Equipment Finance Receivables IV LLC, Series
                                    2018-1A, Class C, 3.74%, 4/22/24 (144A)                                                 814,169
  1,249,999                         Axis Equipment Finance Receivables IV LLC, Series
                                    2018-1A, Class D, 3.98%, 4/22/24 (144A)                                               1,273,400
  1,675,000                         Axis Equipment Finance Receivables VI LLC, Series
                                    2018-2A, Class C, 4.27%, 1/20/23 (144A)                                               1,741,118
  5,784,000                         Axis Equipment Finance Receivables VI LLC, Series
                                    2018-2A, Class D, 4.45%, 6/20/23 (144A)                                               6,000,481
  5,009,064(c)                      Bayview Koitere Fund Trust, Series 2017-RT4, Class A,
                                    3.5%, 7/28/57 (144A)                                                                  5,113,486
  1,416,000                         BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
                                    8/21/23 (144A)                                                                        1,442,622
     76,391(b)                      Bear Stearns Asset Backed Securities Trust, Series
                                    2006-SD2, Class A3, 2.894% (1 Month USD LIBOR +
                                    49 bps), 6/25/36                                                                         76,306
    944,952                         BXG Receivables Note Trust, Series 2015-A, Class A,
                                    2.88%, 5/2/30 (144A)                                                                    940,793
  5,091,229                         Cazenovia Creek Funding II LLC, Series 2018-1A,
                                    Class A, 3.561%, 7/15/30 (144A)                                                       5,123,021

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- (continued)
  1,400,000                         CIG Auto Receivables Trust, Series 2017-1A, Class B,
                                    3.81%, 5/15/23 (144A)                                                            $    1,407,398
  8,600,000                         CIG Auto Receivables Trust, Series 2019-1A, Class B,
                                    3.59%, 8/15/24 (144A)                                                                 8,755,270
  1,335,177(b)                      Commonbond Student Loan Trust, Series 2017-BGS,
                                    Class A2, 3.054% (1 Month USD LIBOR + 65 bps),
                                    9/25/42 (144A)                                                                        1,326,577
  4,911,780                         Commonbond Student Loan Trust, Series 2018-CGS,
                                    Class A1, 3.87%, 2/25/46 (144A)                                                       5,099,556
  3,287,034                         Conn's Receivables Funding LLC, Series 2019-A,
                                    Class A, 3.4%, 10/16/23 (144A)                                                        3,300,432
  3,000,000                         CoreVest American Finance Trust, Series 2017-1,
                                    Class C, 3.756%, 10/15/49 (144A)                                                      3,025,938
  1,500,000                         Credit Acceptance Auto Loan Trust, Series 2016-2A,
                                    Class C, 4.29%, 11/15/24 (144A)                                                       1,502,275
    376,305(b)                      DRB Prime Student Loan Trust, Series 2016-B,
                                    Class A1, 4.204% (1 Month USD LIBOR + 180 bps),
                                    6/25/40 (144A)                                                                          385,668
  3,750,000                         Drive Auto Receivables Trust, Series 2018-1, Class C,
                                    3.22%, 3/15/23                                                                        3,764,330
  4,000,000                         Drive Auto Receivables Trust, Series 2019-1, Class C,
                                    3.78%, 4/15/25                                                                        4,080,138
    118,539(b)                      Drug Royalty II LP 2, Series 2014-1, Class A1, 5.637%
                                    (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                                           119,019
  4,500,000                         Elm Trust, Series 2018-2A, Class A2, 4.605%,
                                    10/20/27 (144A)                                                                       4,541,754
  1,300,000                         Engs Commercial Finance Trust, Series 2016-1A,
                                    Class B, 3.45%, 3/22/22 (144A)                                                        1,293,143
  1,900,000                         Engs Commercial Finance Trust, Series 2016-1A,
                                    Class D, 5.22%, 1/22/24 (144A)                                                        1,891,902
  2,000,000                         Engs Commercial Finance Trust, Series 2018-1A,
                                    Class B, 3.8%, 2/22/23 (144A)                                                         2,043,420
  1,400,000                         Engs Commercial Finance Trust, Series 2018-1A,
                                    Class C, 4.05%, 2/22/23 (144A)                                                        1,436,312
  1,500,000                         Exeter Automobile Receivables Trust, Series 2018-1A,
                                    Class C, 3.03%, 1/17/23 (144A)                                                        1,510,954
  4,000,000                         ExteNet LLC, Series 2019-1A, Class C, 5.219%,
                                    7/26/49 (144A)                                                                        4,000,000
  2,373,005                         FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
                                    2/18/31 (144A)                                                                        2,391,614
  2,920,622                         FCI Funding LLC, Series 2019-1A, Class B, 4.03%,
                                    2/18/31 (144A)                                                                        2,943,695
 10,615,373(c)                      Finance of America Structured Securities Trust, Series
                                    2019-A, Class JR2, 0.0%, 3/25/69                                                     11,055,072
  3,000,000(c)                      Finance of America Structured Securities Trust, Series
                                    2019-HB1, Class M2, 3.676%, 4/25/29 (144A)                                            2,999,997
  1,700,000(c)                      Finance of America Structured Securities Trust, Series
                                    2019-HB1, Class M3, 3.813%, 4/25/29 (144A)                                            1,699,996

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- (continued)
  1,140,000                         Ford Credit Auto Owner Trust, Series 2018-2, Class A,
                                    3.47%, 1/15/30 (144A)                                                            $    1,194,075
  3,750,000                         Foundation Finance Trust, Series 2019-1A, Class B,
                                    4.22%, 11/15/34 (144A)                                                                3,748,363
  4,200,000                         Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                                    8/28/27 (144A)                                                                        4,227,563
  1,000,000                         Foursight Capital Automobile Receivables Trust, Series
                                    2018-1, Class D, 4.19%, 11/15/23 (144A)                                               1,026,577
  1,750,000                         Foursight Capital Automobile Receivables Trust, Series
                                    2019-1, Class D, 3.27%, 6/15/25 (144A)                                                1,755,966
  5,080,000                         Genesis Sales Finance Master Trust, Series 2019-AA,
                                    Class A, 4.68%, 8/20/23 (144A)                                                        5,183,834
  6,000,000                         GLS Auto Receivables Issuer Trust, Series 2019-1A,
                                    Class C, 3.87%, 12/16/24 (144A)                                                       6,144,815
    415,000                         GLS Auto Receivables Trust, Series 2017-1A, Class B,
                                    2.98%, 12/15/21 (144A)                                                                  415,818
     18,195(d)                      GMAT Trust, Series 2013-1A, Class A, 6.967%,
                                    11/25/43 (144A)                                                                          18,206
     63,985(b)                      GSRPM Mortgage Loan Trust, Series 2006-2, Class A2,
                                    2.704% (1 Month USD LIBOR + 30 bps),
                                    9/25/36 (144A)                                                                           63,977
  4,858,288                         Hardee's Funding LLC, Series 2018-1A, Class A2II,
                                    4.959%, 6/20/48 (144A)                                                                5,140,651
  2,250,000(b)                      Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                                    5.912% (1 Month USD LIBOR + 350 bps),
                                    4/10/30 (144A)                                                                        2,253,100
  1,850,000                         Hertz Fleet Lease Funding LP, Series 2018-1, Class C,
                                    3.77%, 5/10/32 (144A)                                                                 1,872,748
  2,800,000                         Hertz Fleet Lease Funding LP, Series 2018-1, Class D,
                                    4.17%, 5/10/32 (144A)                                                                 2,836,890
  4,344,000                         HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                                    8/20/44 (144A)                                                                        4,347,388
  6,117,968(b)                      Home Partners of America Trust, Series 2018-1,
                                    Class A, 3.294% (1 Month USD LIBOR + 90 bps),
                                    7/17/37 (144A)                                                                        6,087,569
    755,423                         Icon Brand Holdings LLC, Series 2012-1A, Class A,
                                    4.229%, 1/25/43 (144A)                                                                  561,400
    206,522                         Icon Brand Holdings LLC, Series 2013-1A, Class A2,
                                    4.352%, 1/25/43 (144A)                                                                  151,461
  3,650,000(b)                      Invitation Homes Trust, Series 2018-SFR1, Class C,
                                    3.644% (1 Month USD LIBOR + 125 bps),
                                    3/17/37 (144A)                                                                        3,630,701
  4,730,000(b)                      Invitation Homes Trust, Series 2018-SFR2, Class D,
                                    3.844% (1 Month USD LIBOR + 145 bps),
                                    6/17/37 (144A)                                                                        4,691,277
  6,860,000(b)                      Invitation Homes Trust, Series 2018-SFR3, Class D,
                                    4.044% (1 Month USD LIBOR + 165 bps),
                                    7/17/37 (144A)                                                                        6,848,641

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 21

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- (continued)
  8,960,000(b)                      Invitation Homes Trust, Series 2018-SFR3, Class E,
                                    4.394% (1 Month USD LIBOR + 200 bps),
                                    7/17/37 (144A)                                                                   $    8,974,020
    341,470                         JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%,
                                    12/15/48 (144A)                                                                         353,197
  3,925,243                         JG Wentworth XLI LLC, Series 2018-1A, Class A, 3.74%,
                                    10/17/72 (144A)                                                                       4,167,568
  6,500,000                         JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%,
                                    8/17/71 (144A)                                                                        6,936,050
 14,500,000                         Kabbage Funding LLC, Series 2019-1, Class B, 4.071%,
                                    3/15/24 (144A)                                                                       14,680,713
  3,651,216                         Marlette Funding Trust, Series 2018-3A, Class A, 3.2%,
                                    9/15/28 (144A)                                                                        3,661,690
  5,950,000                         Marlette Funding Trust, Series 2019-2A, Class C, 4.11%,
                                    7/16/29 (144A)                                                                        6,044,056
  1,750,000                         Marlin Receivables LLC, Series 2018-1A, Class C, 3.7%,
                                    6/20/23 (144A)                                                                        1,790,941
  8,726,000(c)                      Mill City Mortgage Loan Trust, Series 2016-1, Class B2,
                                    4.015%, 4/25/57 (144A)                                                                8,905,890
 13,991,893(c)                      Mill City Mortgage Loan Trust, Series 2018-2, Class M1,
                                    3.75%, 5/25/58 (144A)                                                                14,446,858
  4,997,105(c)                      Mill City Mortgage Loan Trust, Series 2018-2, Class M3,
                                    3.75%, 5/25/58 (144A)                                                                 4,937,034
 24,800,000(c)                      Mill City Mortgage Loan Trust, Series 2018-4, Class A1B,
                                    3.5%, 4/25/66 (144A)                                                                 25,138,981
  2,645,000(c)                      Nationstar HECM Loan Trust, Series 2018-3A, Class M3,
                                    4.353%, 11/25/28 (144A)                                                               2,674,312
  3,272,332(b)                      Newtek Small Business Loan Trust, Series 2017-1,
                                    Class A, 4.404% (1 Month USD LIBOR + 200 bps),
                                    2/15/43 (144A)                                                                        3,270,014
  1,677,877(b)                      NovaStar Mortgage Funding Trust, Series 2005-3,
                                    Class M1, 3.079% (1 Month USD LIBOR +
                                    68 bps), 1/25/36                                                                      1,675,866
  1,775,000                         Ocwen Master Advance Receivables Trust, Series
                                    2016-T2, Class BT2, 3.265%, 8/16/49 (144A)                                            1,774,783
  2,673,571                         Orange Lake Timeshare Trust, Series 2019-A, Class A,
                                    3.06%, 4/9/38 (144A)                                                                  2,711,299
  3,888,860                         Orange Lake Timeshare Trust, Series 2019-A, Class D,
                                    4.93%, 4/9/38 (144A)                                                                  3,946,954
    612,077                         Oxford Finance Funding LLC, Series 2016-1A, Class A,
                                    3.968%, 6/17/24 (144A)                                                                  617,438
  3,000,000                         Oxford Finance Funding LLC, Series 2019-1A, Class B,
                                    5.438%, 2/15/27 (144A)                                                                3,070,314
  3,730,000                         Progress Residential Trust, Series 2017-SFR1, Class E,
                                    4.261%, 8/17/34 (144A)                                                                3,828,808
  6,180,000                         Progress Residential Trust, Series 2017-SFR2, Class E,
                                    4.142%, 12/17/34 (144A)                                                               6,297,830
  3,250,000                         Progress Residential Trust, Series 2018-SFR2, Class E,
                                    4.656%, 8/17/35 (144A)                                                                3,368,852

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- (continued)
  5,810,000                         Progress Residential Trust, Series 2018-SFR3, Class E,
                                    4.873%, 10/17/35 (144A)                                                          $    6,079,272
  8,370,000                         Progress Residential Trust, Series 2019-SFR2, Class E,
                                    4.142%, 5/17/36 (144A)                                                                8,587,304
  2,000,000                         Purchasing Power Funding LLC, Series 2018-A, Class A,
                                    3.34%, 8/15/22 (144A)                                                                 2,005,115
  2,000,000(c)                      RMF Buyout Issuance Trust, Series 2019-1, Class M3,
                                    3.011%, 7/25/29 (144A)                                                                1,999,999
  1,609,386                         SCF Equipment Leasing LLC, Series 2017-2A, Class A,
                                    3.41%, 12/20/23 (144A)                                                                1,625,189
  2,250,000                         SCF Equipment Leasing LLC, Series 2018-1A, Class C,
                                    4.21%, 4/20/27 (144A)                                                                 2,368,058
  7,400,000                         SCF Equipment Leasing LLC, Series 2019-1A, Class C,
                                    3.92%, 11/20/26 (144A)                                                                7,608,327
  3,047,933                         Spirit Master Funding LLC, Series 2014-4A, Class A2,
                                    4.629%, 1/20/45 (144A)                                                                3,264,988
 14,000,000                         SpringCastle Funding Asset-Backed Notes, Series
                                    2019-AA, Class A, 3.2%, 5/27/36 (144A)                                               14,160,583
  1,468,750                         STORE Master Funding I LLC, Series 2015-1A,
                                    Class A1, 3.75%, 4/20/45 (144A)                                                       1,495,636
  3,200,000                         Tidewater Auto Receivables Trust, Series 2018-AA,
                                    Class C, 3.84%, 11/15/24 (144A)                                                       3,262,086
  1,078,000                         Tidewater Auto Receivables Trust, Series 2018-AA,
                                    Class D, 4.3%, 11/15/24 (144A)                                                        1,102,834
    472,237                         TLF National Tax Lien Trust, Series 2017-1A, Class B,
                                    3.84%, 12/15/29 (144A)                                                                  473,510
    885,000(c)                      Towd Point Mortgage Trust, Series 2015-2, Class 1M1,
                                    3.25%, 11/25/60 (144A)                                                                  902,197
 12,000,000(c)                      Towd Point Mortgage Trust, Series 2015-4, Class A2,
                                    3.75%, 4/25/55 (144A)                                                                12,356,933
  9,375,000(c)                      Towd Point Mortgage Trust, Series 2015-5, Class M1,
                                    3.5%, 5/25/55 (144A)                                                                  9,623,256
 10,011,000(c)                      Towd Point Mortgage Trust, Series 2016-3, Class M1,
                                    3.5%, 4/25/56 (144A)                                                                 10,360,658
  9,130,000(c)                      Towd Point Mortgage Trust, Series 2016-4, Class M1,
                                    3.25%, 7/25/56 (144A)                                                                 9,154,421
 12,600,000(c)                      Towd Point Mortgage Trust, Series 2017-2, Class M2,
                                    3.75%, 4/25/57 (144A)                                                                12,947,744
 22,338,000(c)                      Towd Point Mortgage Trust, Series 2017-4, Class A2,
                                    3.0%, 6/25/57 (144A)                                                                 22,213,591
 20,071,000(c)                      Towd Point Mortgage Trust, Series 2017-6, Class A2,
                                    3.0%, 10/25/57 (144A)                                                                19,926,113
  7,000,000(c)                      Towd Point Mortgage Trust, Series 2017-6, Class M1,
                                    3.25%, 10/25/57 (144A)                                                                6,966,544
 19,865,000(c)                      Towd Point Mortgage Trust, Series 2018-2, Class A2,
                                    3.5%, 3/25/58 (144A)                                                                 20,065,410
  3,250,000(c)                      Towd Point Mortgage Trust, Series 2018-3, Class A2,
                                    3.875%, 5/25/58 (144A)                                                                3,396,250

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 23

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- (continued)
 11,936,344(c)                      Towd Point Mortgage Trust, Series 2018-4, Class A1,
                                    3.0%, 6/25/58 (144A)                                                             $   12,116,627
 13,650,000(c)                      Towd Point Mortgage Trust, Series 2018-4, Class A2,
                                    3.0%, 6/25/58 (144A)                                                                 13,308,062
 15,025,000(c)                      Towd Point Mortgage Trust, Series 2018-5, Class A1B,
                                    3.25%, 7/25/58 (144A)                                                                15,085,333
  9,215,859(c)                      Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
                                    4.0%, 10/25/58 (144A)                                                                 9,313,195
  2,550,000(c)                      Towd Point Mortgage Trust, Series 2018-SJ1, Class A2,
                                    4.25%, 10/25/58 (144A)                                                                2,596,152
  3,986,841(c)                      Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
                                    5.0%, 10/25/58 (144A)                                                                 3,980,884
 13,500,000(c)                      Towd Point Mortgage Trust, Series 2019-1, Class A2,
                                    3.75%, 3/25/58 (144A)                                                                13,643,563
 25,435,000(c)                      Towd Point Mortgage Trust, Series 2019-2, Class A2,
                                    3.75%, 12/25/58 (144A)                                                               25,538,464
  7,400,000(c)                      Towd Point Mortgage Trust, Series 2019-3, Class A2,
                                    4.0%, 2/25/59 (144A)                                                                  7,811,242
 13,515,000(b)                      Towd Point Mortgage Trust, Series 2019-HY2, Class A2,
                                    3.804% (1 Month USD LIBOR + 140 bps),
                                    5/25/58 (144A)                                                                       13,572,222
  6,979,665(c)                      Towd Point Mortgage Trust, Series 2019-SJ1, Class A1,
                                    3.75%, 11/25/58 (144A)                                                                7,058,431
  3,000,000(b)                      Trafigura Securitisation Finance Plc, Series 2017-1A,
                                    Class A1, 3.244% (1 Month USD LIBOR +
                                    85 bps), 12/15/20 (144A)                                                              3,010,162
  8,500,000                         Tricon American Homes Trust, Series 2017-SFR2,
                                    Class B, 3.275%, 1/17/36 (144A)                                                       8,623,252
  1,250,000                         United Auto Credit Securitization Trust, Series 2019-1,
                                    Class D, 3.47%, 8/12/24 (144A)                                                        1,260,405
  2,125,000                         United Auto Credit Securitization Trust, Series 2019-1,
                                    Class E, 4.29%, 8/12/24 (144A)                                                        2,144,411
     37,299                         United States Small Business Administration,
                                    6.14%, 1/1/22                                                                            38,309
    163,888                         United States Small Business Administration, Series
                                    2005-20B, Class 1, 4.625%, 2/1/25                                                       170,950
    146,131                         United States Small Business Administration, Series
                                    2005-20E, Class 1, 4.84%, 5/1/25                                                        153,111
    221,986                         United States Small Business Administration, Series
                                    2008-20D, Class 1, 5.37%, 4/1/28                                                        238,851
    239,258                         United States Small Business Administration, Series
                                    2008-20H, Class 1, 6.02%, 8/1/28                                                        259,307
    148,815                         United States Small Business Administration, Series
                                    2008-20J, Class 1, 5.63%, 10/1/28                                                       161,854
    127,457                         United States Small Business Administration, Series
                                    2008-20L, Class 1, 6.22%, 12/1/28                                                       140,313
     56,155                         United States Small Business Administration, Series
                                    2009-20A, Class 1, 5.72%, 1/1/29                                                         61,173

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- (continued)
    137,716                         United States Small Business Administration, Series
                                    2009-20I, Class 1, 4.2%, 9/1/29                                                  $      145,908
  2,682,578                         Upstart Securitization Trust, Series 2018-2, Class A,
                                    3.33%, 12/22/25 (144A)                                                                2,686,452
  2,450,000                         US Auto Funding LLC, Series 2019-1A, Class B, 3.99%,
                                    12/15/22 (144A)                                                                       2,488,859
    559,257                         Welk Resorts LLC, Series 2015-AA, Class A, 2.79%,
                                    6/16/31 (144A)                                                                          559,236
  1,986,230                         Welk Resorts LLC, Series 2017-AA, Class B, 3.41%,
                                    6/15/33 (144A)                                                                        1,987,179
  2,500,000                         Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
                                    6/15/38 (144A)                                                                        2,505,015
  1,299,045                         Westgate Resorts LLC, Series 2016-1A, Class B, 4.5%,
                                    12/20/28 (144A)                                                                       1,299,423
  1,004,675                         Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%,
                                    12/20/30 (144A)                                                                       1,005,594
  5,747,158                         Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
                                    12/20/31 (144A)                                                                       5,803,671
  3,870,000                         Westlake Automobile Receivables Trust, Series
                                    2018-3A, Class E, 4.9%, 12/15/23 (144A)                                               3,984,436
  2,500,000                         WRG Debt Funding II LLC, Series 2017-1, Class A,
                                    4.458%, 3/15/26 (144A)                                                                2,510,645
-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $636,041,669)                                                              $  651,788,194
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    22.6% of Net Assets
  3,190,000                         A10 Term Asset Financing LLC, Series 2017-1A,
                                    Class B, 3.15%, 3/15/36 (144A)                                                   $    3,192,603
  3,772,936(c)                      Agate Bay Mortgage Trust, Series 2015-1, Class A13,
                                    3.5%, 1/25/45 (144A)                                                                  3,793,393
     16,705(b)                      Alternative Loan Trust, Series 2003-14T1, Class A9,
                                    2.854% (1 Month USD LIBOR + 45 bps), 8/25/18                                             10,382
  2,800,000                         American Homes 4 Rent, Series 2014-SFR3, Class C,
                                    4.596%, 12/17/36 (144A)                                                               3,000,950
    700,000                         American Homes 4 Rent, Series 2014-SFR3, Class D,
                                    5.04%, 12/17/36 (144A)                                                                  755,930
  1,300,000                         American Homes 4 Rent, Series 2015-SFR1, Class C,
                                    4.11%, 4/17/52 (144A)                                                                 1,361,167
  2,320,000(c)                      Angel Oak Mortgage Trust I LLC, Series 2019-1,
                                    Class M1, 4.5%, 11/25/48 (144A)                                                       2,414,311
  6,700,000(c)                      Angel Oak Mortgage Trust I LLC, Series 2019-2,
                                    Class M1, 4.065%, 3/25/49 (144A)                                                      6,905,516
  5,200,000(b)                      Arbor Realty Commercial Real Estate Notes, Ltd.,
                                    Series 2017-FL1, Class B, 4.894% (1 Month USD
                                    LIBOR + 250 bps), 4/15/27 (144A)                                                      5,356,000
    405,189                         B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%,
                                    5/15/48 (144A)                                                                          403,532

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 25

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
  3,500,000(c)                      BAMLL Commercial Mortgage Securities Trust, Series
                                    2016-FR14, Class A, 2.981%, 2/27/48 (144A)                                       $    3,490,504
  7,460,000                         BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60                                     7,773,183
  9,000,000                         BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                                     9,449,359
  4,412,656(d)(e)                   Bayview Commercial Asset Trust, Series 2007-2A,
                                    Class IO, 0.0%, 7/25/37 (144A)                                                               --
  6,143,918(c)                      Bayview Opportunity Master Fund IVb Trust, Series
                                    2017-RT2, Class A, 3.5%, 8/28/57 (144A)                                               6,278,067
  2,815,594(c)                      Bayview Opportunity Master Fund IVb Trust, Series
                                    2017-SPL4, Class A, 3.5%, 1/28/55 (144A)                                              2,865,444
    663,523(c)                      Bear Stearns Commercial Mortgage Securities Trust,
                                    Series 2005-PWR7, Class B, 5.214%, 2/11/41                                              661,612
  2,839,875(b)                      Bellemeade Re, Ltd., Series 2017-1, Class M1,
                                    4.104% (1 Month USD LIBOR + 170 bps),
                                    10/25/27 (144A)                                                                       2,857,436
  6,440,000(b)                      Bellemeade Re, Ltd., Series 2018-1A, Class M1B,
                                    4.004% (1 Month USD LIBOR + 160 bps),
                                    4/25/28 (144A)                                                                        6,463,258
  5,430,000(b)                      Bellemeade Re, Ltd., Series 2018-2A, Class M1B,
                                    3.754% (1 Month USD LIBOR + 135 bps),
                                    8/25/28 (144A)                                                                        5,429,995
  6,720,000(b)                      Bellemeade Re, Ltd., Series 2018-3A, Class M1B,
                                    4.254% (1 Month USD LIBOR + 185 bps),
                                    10/25/27 (144A)                                                                       6,730,066
  5,250,000(b)                      Bellemeade Re, Ltd., Series 2018-3A, Class M2,
                                    5.154% (1 Month USD LIBOR + 275 bps),
                                    10/25/28 (144A)                                                                       5,214,150
  4,530,000(b)                      Bellemeade Re, Ltd., Series 2019-1A, Class M1B,
                                    4.154% (1 Month USD LIBOR + 175 bps),
                                    3/25/29 (144A)                                                                        4,563,567
  4,060,000(b)                      Bellemeade Re, Ltd., Series 2019-1A, Class M2,
                                    5.104% (1 Month USD LIBOR + 270 bps),
                                    3/25/29 (144A)                                                                        4,065,106
  7,000,000                         Benchmark Mortgage Trust, Series 2018-B2, Class A4,
                                    3.615%, 2/15/51                                                                       7,470,623
  4,200,000                         Benchmark Mortgage Trust, Series 2018-B5, Class A3,
                                    3.944%, 7/15/51                                                                       4,600,433
  7,400,000                         Benchmark Mortgage Trust, Series 2018-B8, Class A4,
                                    3.963%, 1/15/52                                                                       8,119,763
  4,700,000(b)                      BTH-13 Mortgage Backed Securities Trust, Series
                                    2018-13, Class A, 4.94% (1 Month USD LIBOR +
                                    250 bps), 8/18/21 (144A)                                                              4,702,966
  4,326,000                         Cantor Commercial Real Estate Lending, Series
                                    2019-CF1, Class D, 3.0%, 5/15/52 (144A)                                               3,901,901
  3,945,592(c)                      Cascade Funding Mortgage Trust, Series 2018-RM2,
                                    Class A, 4.0%, 10/25/68 (144A)                                                        4,029,363
  3,076,163(c)                      Cascade Funding Mortgage Trust, Series 2018-RM2,
                                    Class C, 4.0%, 10/25/68 (144A)                                                        3,020,954

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
  3,250,000                         CCRESG Commercial Mortgage Trust, Series 2016-HEAT,
                                    Class A, 3.357%, 4/10/29 (144A)                                                  $    3,277,672
  3,675,000                         CD Mortgage Trust, Series 2018-CD7, Class A3,
                                    4.013%, 8/15/51                                                                       4,047,094
  4,000,000                         CFCRE Commercial Mortgage Trust, Series 2016-C3,
                                    Class A2, 3.597%, 1/10/48                                                             4,217,501
 13,734,221(c)                      Chase Home Lending Mortgage Trust, Series
                                    2019-ATR1, Class A4, 4.0%, 4/25/49 (144A)                                            13,973,306
    147,375(c)                      CHL Mortgage Pass-Through Trust, Series 2003-56,
                                    Class 4A2, 4.492%, 12/25/33                                                             153,216
  3,400,000(c)                      Citigroup Commercial Mortgage Trust, Series
                                    2014-GC19, Class B, 4.805%, 3/10/47                                                   3,668,503
  6,000,000(c)                      Citigroup Commercial Mortgage Trust, Series
                                    2014-GC25, Class B, 4.345%, 10/10/47                                                  6,373,093
  3,100,000                         Citigroup Commercial Mortgage Trust, Series
                                    2015-GC27, Class A5, 3.137%, 2/10/48                                                  3,208,422
  6,052,000(c)                      Citigroup Commercial Mortgage Trust, Series
                                    2015-GC33, Class B, 4.721%, 9/10/58                                                   6,512,706
  4,621,000                         Citigroup Commercial Mortgage Trust, Series 2016-P5,
                                    Class D, 3.0%, 10/10/49 (144A)                                                        4,085,655
  7,700,000                         Citigroup Commercial Mortgage Trust, Series
                                    2019-SMRT, Class A, 4.149%, 1/10/24 (144A)                                            8,251,110
 10,285,305(c)                      Citigroup Mortgage Loan Trust, Series 2018-RP2,
                                    Class A1, 3.5%, 2/25/58 (144A)                                                       10,512,120
 12,028,620(c)                      Citigroup Mortgage Loan Trust, Series 2019-RP1,
                                    Class A1, 3.5%, 1/25/66 (144A)                                                       12,397,705
  8,961,556(c)                      Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1,
                                    Class A1, 3.0%, 9/25/64 (144A)                                                        9,084,530
  1,208,288                         Colony American Finance, Ltd., Series 2015-1, Class A,
                                    2.896%, 10/15/47 (144A)                                                               1,206,394
  2,400,000(d)                      Colony American Finance, Ltd., Series 2016-1, Class D,
                                    5.972%, 6/15/48 (144A)                                                                2,480,150
  2,400,000(d)                      Colony American Finance, Ltd., Series 2016-2, Class D,
                                    5.028%, 11/15/48 (144A)                                                               2,466,823
  2,090,000                         COMM Mortgage Trust, Series 2012-CR2, Class AM,
                                    3.791%, 8/15/45                                                                       2,155,061
  2,933,640                         COMM Mortgage Trust, Series 2012-CR3, Class A3,
                                    2.822%, 10/15/45                                                                      2,966,422
  5,000,000(c)                      COMM Mortgage Trust, Series 2013-CR11, Class C,
                                    5.286%, 8/10/50 (144A)                                                                5,298,896
  1,900,000                         COMM Mortgage Trust, Series 2013-LC6, Class A4,
                                    2.941%, 1/10/46                                                                       1,937,174
  2,500,000(c)                      COMM Mortgage Trust, Series 2014-CR16, Class C,
                                    5.093%, 4/10/47                                                                       2,666,293
  7,325,000(c)                      COMM Mortgage Trust, Series 2014-CR20, Class C,
                                    4.651%, 11/10/47                                                                      7,735,290

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 27

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
    264,441(b)                      COMM Mortgage Trust, Series 2014-FL5, Class B,
                                    3.826% (1 Month USD LIBOR + 215 bps),
                                    10/15/31 (144A)                                                                  $      264,088
  6,360,204                         COMM Mortgage Trust, Series 2014-UBS3, Class A3,
                                    3.546%, 6/10/47                                                                       6,679,470
  4,500,000(c)                      COMM Mortgage Trust, Series 2014-UBS3, Class C,
                                    4.911%, 6/10/47                                                                       4,658,746
  4,100,000                         COMM Mortgage Trust, Series 2014-UBS4, Class A4,
                                    3.42%, 8/10/47                                                                        4,287,408
  5,200,000                         COMM Mortgage Trust, Series 2015-3BP, Class A,
                                    3.178%, 2/10/35 (144A)                                                                5,402,914
  4,000,000(c)                      COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                                    3.807%, 5/10/48 (144A)                                                                4,004,178
  3,104,000(c)                      COMM Mortgage Trust, Series 2015-CR25, Class B,
                                    4.695%, 8/10/48                                                                       3,319,546
  6,300,000                         COMM Mortgage Trust, Series 2015-CR26, Class A3,
                                    3.359%, 10/10/48                                                                      6,582,964
  4,500,000(c)                      COMM Mortgage Trust, Series 2015-DC1, Class B,
                                    4.035%, 2/10/48                                                                       4,663,478
 15,470,000(b)                      Connecticut Avenue Securities Trust, Series 2019-R01,
                                    Class 2M2, 4.854% (1 Month USD LIBOR + 245 bps),
                                    7/25/31 (144A)                                                                       15,655,997
  5,580,000(b)                      Connecticut Avenue Securities Trust, Series 2019-R02,
                                    Class 1M2, 4.704% (1 Month USD LIBOR + 230 bps),
                                    8/25/31 (144A)                                                                        5,628,062
  4,480,000(b)                      Connecticut Avenue Securities Trust, Series 2019-R03,
                                    Class 1M2, 4.554% (1 Month USD LIBOR + 215 bps),
                                    9/25/31 (144A)                                                                        4,504,687
  8,375,000(b)                      Credit Suisse Mortgage Capital Certificates, Series
                                    2019-ICE4, Class E, 4.544% (1 Month USD LIBOR +
                                    215 bps), 5/15/36 (144A)                                                              8,403,842
  7,120,000(c)                      CSAIL Commercial Mortgage Trust, Series 2016-C5,
                                    Class C, 4.687%, 11/15/48                                                             7,542,773
  2,090,000                         CSAIL Commercial Mortgage Trust, Series 2016-C6,
                                    Class A5, 3.09%, 1/15/49                                                              2,142,297
  8,007,391(c)                      CSMC Trust, Series 2013-6, Class 2A3, 3.5%,
                                    8/25/43 (144A)                                                                        8,081,828
  4,052,007(c)                      CSMC Trust, Series 2013-IVR3, Class A1, 2.5%,
                                    5/25/43 (144A)                                                                        3,977,052
  3,469,606(c)                      CSMC Trust, Series 2013-IVR3, Class B2, 3.451%,
                                    5/25/43 (144A)                                                                        3,532,584
  2,604,685(c)                      CSMC Trust, Series 2013-IVR3, Class B4, 3.451%,
                                    5/25/43 (144A)                                                                        2,563,316
  2,781,368(c)                      CSMC Trust, Series 2013-IVR5, Class B4, 3.651%,
                                    10/25/43 (144A)                                                                       2,817,486
  7,763,787(c)                      CSMC Trust, Series 2013-TH1, Class A1, 2.13%,
                                    2/25/43 (144A)                                                                        7,652,967

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
 20,960,812(c)                      CSMC Trust, Series 2019-RPL1, Class A1A, 3.65%,
                                    7/25/58 (144A)                                                                   $   21,589,125
  1,403,887(c)                      Deephaven Residential Mortgage Trust, Series
                                    2017-3A, Class A1, 2.577%, 10/25/47 (144A)                                            1,400,445
  3,352,347(c)                      Deephaven Residential Mortgage Trust, Series
                                    2018-1A, Class A1, 2.976%, 12/25/57 (144A)                                            3,360,913
  5,470,000(b)                      Eagle Re, Ltd., Series 2018-1, Class M1, 4.104%
                                    (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)                                        5,469,995
 11,100,000(b)                      Eagle Re, Ltd., Series 2019-1, Class M1B, 4.204%
                                    (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)                                        11,108,777
  4,467,871(c)                      EverBank Mortgage Loan Trust, Series 2013-2, Class A,
                                    3.0%, 6/25/43 (144A)                                                                  4,472,866
  9,907,334(b)                      Fannie Mae Connecticut Avenue Securities, Series
                                    2016-C05, Class 2M2, 6.854% (1 Month USD LIBOR +
                                    445 bps), 1/25/29                                                                    10,550,022
  2,159,995(b)                      Fannie Mae Connecticut Avenue Securities, Series
                                    2018-C01, Class 1M1, 3.004% (1 Month USD LIBOR +
                                    60 bps), 7/25/30                                                                      2,158,819
 13,220,000(b)                      Fannie Mae Connecticut Avenue Securities, Series
                                    2018-C03, Class 1M2, 4.554% (1 Month USD LIBOR +
                                    215 bps), 10/25/30                                                                   13,308,481
    855,037(b)                      Fannie Mae Connecticut Avenue Securities, Series
                                    2018-C04, Class 2M1, 3.154% (1 Month USD LIBOR +
                                    75 bps), 12/25/30                                                                       855,469
  6,842,238(b)                      Fannie Mae Connecticut Avenue Securities, Series
                                    2018-C05, Class 1M1, 3.124% (1 Month USD LIBOR +
                                    72 bps), 1/25/31                                                                      6,844,628
  3,900,000(b)                      Fannie Mae Connecticut Avenue Securities, Series
                                    2018-C05, Class 1M2, 4.754% (1 Month USD LIBOR +
                                    235 bps), 1/25/31                                                                     3,934,650
  5,750,000(b)                      Fannie Mae Connecticut Avenue Securities, Series
                                    2019-R04, Class 2M2, 4.504% (1 Month USD LIBOR +
                                    210 bps), 6/25/39 (144A)                                                              5,765,100
    431,601(c)                      Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
                                    4.615%, 7/25/43                                                                         455,104
     14,565(b)                      Federal Home Loan Mortgage Corp. REMICS, Series
                                    3780, Class FE, 2.794% (1 Month USD LIBOR +
                                    40 bps), 12/15/20                                                                        14,594
 12,690,933(b)(e)                   Federal Home Loan Mortgage Corp. REMICS, Series
                                    4091, Class SH, 4.156% (1 Month USD LIBOR +
                                    655 bps), 8/15/42                                                                     2,790,772
  1,262,465                         Federal Home Loan Mortgage Corp. Whole Loan
                                    Securities Trust, Series 2017-SC02, Class 2A1,
                                    3.5%, 5/25/47                                                                         1,276,535
    236,905                         Federal National Mortgage Association REMICS, Series
                                    2009-36, Class HX, 4.5%, 6/25/29                                                        245,541
    890,267                         Federal National Mortgage Association REMICS, Series
                                    2013-128, Class DV, 3.0%, 6/25/23                                                       900,095

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 29

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
  2,942,834                         Finance of America Structured Securities Trust, Series
                                    2018-A, Class JR2, 2.0%, 12/26/68                                                $    3,066,985
 13,500,000                         Finance of America Structured Securities Trust, Series
                                    2019-JR2, 0.0%, 6/25/26                                                              13,755,234
  2,197,000(c)                      FirstKey Mortgage Trust, Series 2015-1, Class B4,
                                    3.924%, 3/25/45 (144A)                                                                2,150,314
  5,404,759(c)                      Flagstar Mortgage Trust, Series 2018-2, Class A14,
                                    3.5%, 4/25/48 (144A)                                                                  5,412,640
  4,646,079(c)                      Flagstar Mortgage Trust, Series 2018-3INV, Class B1,
                                    4.516%, 5/25/48 (144A)                                                                5,103,401
  4,812,045(c)                      Flagstar Mortgage Trust, Series 2018-3INV, Class B3,
                                    4.516%, 5/25/48 (144A)                                                                5,050,335
  5,425,396(c)                      Flagstar Mortgage Trust, Series 2018-5, Class A7, 4.0%,
                                    9/25/48 (144A)                                                                        5,495,970
  4,230,000(b)                      Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1,
                                    6.654% (1 Month USD LIBOR + 425 bps),
                                    10/25/48 (144A)                                                                       4,366,014
  9,880,000(b)                      Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
                                    4.704% (1 Month USD LIBOR + 230 bps),
                                    10/25/48 (144A)                                                                       9,923,071
 11,470,000(b)                      Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2,
                                    4.854% (1 Month USD LIBOR + 245 bps),
                                    3/25/49 (144A)                                                                       11,630,382
  4,350,000(b)                      Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
                                    14.654% (1 Month USD LIBOR + 1,225 bps),
                                    2/25/49 (144A)                                                                        5,054,505
  3,926,000(b)                      Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
                                    4.754% (1 Month USD LIBOR + 235 bps),
                                    2/25/49 (144A)                                                                        3,961,970
  3,165,000(b)                      Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
                                    13.654% (1 Month USD LIBOR + 1,125 bps),
                                    4/25/49 (144A)                                                                        3,517,044
  3,530,000(b)                      Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
                                    4.454% (1 Month USD LIBOR + 205 bps),
                                    4/25/49 (144A)                                                                        3,546,451
  2,107,424(b)                      Freddie Mac Structured Agency Credit Risk Debt Notes,
                                    Series 2016-DNA4, Class M2, 3.704% (1 Month USD
                                    LIBOR + 130 bps), 3/25/29                                                             2,113,134
 11,465,925(b)                      Freddie Mac Structured Agency Credit Risk Debt Notes,
                                    Series 2017-DNA2, Class M2, 5.854% (1 Month USD
                                    LIBOR + 345 bps), 10/25/29                                                           12,260,113
  8,940,000(b)                      Freddie Mac Structured Agency Credit Risk Debt Notes,
                                    Series 2017-DNA3, Class M2, 4.904% (1 Month USD
                                    LIBOR + 250 bps), 3/25/30                                                             9,140,532
  3,306,928(b)                      Freddie Mac Structured Agency Credit Risk Debt Notes,
                                    Series 2018-HQA1, Class M1, 3.104% (1 Month USD
                                    LIBOR + 70 bps), 9/25/30                                                              3,308,238

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
  3,030,406(c)                      Freddie Mac Structured Agency Credit Risk Debt Notes,
                                    Series 2018-SPI3, Class M1, 4.165%,
                                    8/25/48 (144A)                                                                   $    3,062,216
    890,000(c)                      FREMF Mortgage Trust, Series 2010-K9, Class B,
                                    5.375%, 9/25/45 (144A)                                                                  913,222
    902,511(b)                      FREMF Mortgage Trust, Series 2014-KF05, Class B,
                                    6.431% (1 Month USD LIBOR + 400 bps),
                                    9/25/22 (144A)                                                                          921,325
  2,653,276(b)                      FREMF Mortgage Trust, Series 2014-KS02, Class B,
                                    7.431% (1 Month USD LIBOR + 500 bps),
                                    8/25/23 (144A)                                                                        2,694,571
  3,700,000(c)                      FREMF Mortgage Trust, Series 2015-K51, Class B,
                                    4.088%, 10/25/48 (144A)                                                               3,866,271
  2,623,000(c)                      FREMF Mortgage Trust, Series 2017-K66, Class B,
                                    4.173%, 7/25/27 (144A)                                                                2,747,869
  4,900,000(c)                      FREMF Mortgage Trust, Series 2019-KJ24, Class B,
                                    7.6%, 10/25/27 (144A)                                                                 4,635,909
  5,967,087(c)                      FRESB Mortgage Trust, Series 2018-SB52, Class A7F,
                                    3.39%, 6/25/25                                                                        6,263,840
  7,465,000(c)                      FWDSecuritization Trust, Series 2019-INV1, Class A1,
                                    2.81%, 7/25/49 (144A)                                                                 7,464,414
  2,150,000(c)                      FWDSecuritization Trust, Series 2019-INV1, Class M1,
                                    3.48%, 7/25/49 (144A)                                                                 2,149,371
  1,083,622                         Government National Mortgage Association, Series
                                    2005-61, Class UZ, 5.25%, 8/16/35                                                     1,138,913
    532,800                         Government National Mortgage Association, Series
                                    2012-130, Class PA, 3.0%, 4/20/41                                                       537,563
    634,073                         Government National Mortgage Association, Series
                                    2013-169, Class TE, 3.25%, 4/16/27                                                      650,454
 38,522,816(c)(e)                   Government National Mortgage Association, Series
                                    2017-21, Class IO, 0.795%, 10/16/58                                                   2,728,802
  3,660,935                         Government National Mortgage Association, Series
                                    2018-20, Class A, 2.5%, 9/16/49                                                       3,624,246
  6,500,000                         GS Mortgage Securities Trust, Series 2015-GC28,
                                    Class A5, 3.396%, 2/10/48                                                             6,803,477
  3,815,335(c)                      GS Mortgage-Backed Securities Corp. Trust, Series
                                    2019-PJ1, Class A1, 4.0%, 8/25/49 (144A)                                              3,894,771
  2,867,198(c)                      GS Mortgage-Backed Securities Corp. Trust, Series
                                    2019-PJ1, Class B1, 4.329%, 8/25/49 (144A)                                            2,956,798
  3,547,715(c)                      GS Mortgage-Backed Securities Trust, Series
                                    2014-EB1A, Class B3, 3.118%, 7/25/44 (144A)                                           3,554,639
  2,364,011                         GS Mortgage-Backed Securities Trust, Series
                                    2018-RPL1, Class A1A, 3.75%, 10/25/57 (144A)                                          2,442,222
    750,000(b)                      Home Partners of America Trust, Series 2017-1,
                                    Class B, 3.744% (1 Month USD LIBOR + 135 bps),
                                    7/17/34 (144A)                                                                          750,761
  2,270,000(b)                      Home Re, Ltd., Series 2018-1, Class M1, 3.83%
                                    (1 Month USD LIBOR + 160 bps), 10/25/28 (144A)                                        2,266,183

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 31

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
  7,040,000(b)                      Home Re, Ltd., Series 2019-1, Class M1, 4.054%
                                    (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)                                    $    7,039,993
  8,951,000                         ILPT Trust, Series 2019-SURF, Class A, 4.145%,
                                    2/11/41 (144A)                                                                        9,938,086
    767,435                         JP Morgan Chase Commercial Mortgage Securities
                                    Trust, Series 2011-C5, Class A3, 4.171%, 8/15/46                                        791,105
  1,900,000(c)                      JP Morgan Chase Commercial Mortgage Securities
                                    Trust, Series 2012-C8, Class B, 3.977%,
                                    10/15/45 (144A)                                                                       1,960,848
  4,555,234                         JP Morgan Chase Commercial Mortgage Securities
                                    Trust, Series 2012-LC9, Class A5, 2.84%, 12/15/47                                     4,632,291
  5,925,000(c)                      JP Morgan Chase Commercial Mortgage Securities
                                    Trust, Series 2018-BCON, Class C, 3.881%,
                                    1/5/31 (144A)                                                                         6,121,880
  6,700,000                         JP Morgan Chase Commercial Mortgage Securities
                                    Trust, Series 2018-WPT, Class AFX, 4.248%,
                                    7/5/33 (144A)                                                                         7,162,639
  6,540,396(c)                      JP Morgan Mortgage Trust, Series 2013-1, Class 2A2,
                                    2.5%, 3/25/43 (144A)                                                                  6,520,467
  2,329,684(c)                      JP Morgan Mortgage Trust, Series 2013-1, Class 2A3,
                                    3.0%, 3/25/43 (144A)                                                                  2,348,559
     70,349(c)                      JP Morgan Mortgage Trust, Series 2016-3, Class AM,
                                    3.377%, 10/25/46 (144A)                                                                  71,491
  6,991,549(c)                      JP Morgan Mortgage Trust, Series 2016-4, Class A13,
                                    3.5%, 10/25/46 (144A)                                                                 7,058,273
 10,555,000(c)                      JP Morgan Mortgage Trust, Series 2017-1, Class A6,
                                    3.5%, 1/25/47 (144A)                                                                 10,728,661
  2,376,919(c)                      JP Morgan Mortgage Trust, Series 2017-2, Class A4,
                                    3.0%, 5/25/47 (144A)                                                                  2,374,495
  4,639,907(c)                      JP Morgan Mortgage Trust, Series 2017-3, Class 1A13,
                                    3.5%, 8/25/47 (144A)                                                                  4,689,524
  5,625,192(c)                      JP Morgan Mortgage Trust, Series 2017-4, Class A6,
                                    3.0%, 11/25/48 (144A)                                                                 5,664,568
  4,161,277(c)                      JP Morgan Mortgage Trust, Series 2017-5, Class A1A,
                                    3.0%, 10/26/48 (144A)                                                                 4,188,975
  1,670,928(c)                      JP Morgan Mortgage Trust, Series 2017-5, Class A2,
                                    3.182%, 10/26/48 (144A)                                                               1,666,926
  4,401,269(c)                      JP Morgan Mortgage Trust, Series 2017-5, Class B1,
                                    3.182%, 10/26/48 (144A)                                                               4,368,301
  9,985,043(c)                      JP Morgan Mortgage Trust, Series 2017-6, Class B1,
                                    3.84%, 12/25/48 (144A)                                                               10,314,084
  2,912,449(c)                      JP Morgan Mortgage Trust, Series 2018-1, Class B1,
                                    3.765%, 6/25/48 (144A)                                                                3,041,450
  3,797,804(c)                      JP Morgan Mortgage Trust, Series 2018-3, Class B1,
                                    3.778%, 9/25/48 (144A)                                                                3,893,896
 13,815,000(c)                      JP Morgan Mortgage Trust, Series 2018-4, Class A17,
                                    3.5%, 10/25/48 (144A)                                                                14,056,609

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
  3,102,524(c)                      JP Morgan Mortgage Trust, Series 2018-9, Class A5,
                                    4.0%, 2/25/49 (144A)                                                             $    3,156,533
 12,482,956(c)                      JP Morgan Mortgage Trust, Series 2019-1, Class A4,
                                    4.0%, 5/25/49 (144A)                                                                 12,700,259
  7,852,268(c)                      JP Morgan Mortgage Trust, Series 2019-2, Class A6,
                                    4.0%, 8/25/49 (144A)                                                                  8,041,651
 13,200,000(c)                      JP Morgan Mortgage Trust, Series 2019-5, Class A3,
                                    4.0%, 11/25/49 (144A)                                                                13,505,639
  4,500,000(c)                      JP Morgan Mortgage Trust, Series 2019-5, Class A15,
                                    4.0%, 11/25/49 (144A)                                                                 4,578,867
  8,073,098(c)                      JP Morgan Mortgage Trust, Series 2019-LTV1, Class A3,
                                    4.0%, 6/25/49 (144A)                                                                  8,230,685
  8,687,754(c)                      JP Morgan Mortgage Trust, Series 2019-LTV1, Class A15,
                                    4.0%, 6/25/49 (144A)                                                                  8,909,675
  4,191,936(c)                      JP Morgan Trust, Series 2015-3, Class B3, 3.671%,
                                    5/25/45 (144A)                                                                        4,249,665
  7,850,000                         JPMBB Commercial Mortgage Securities Trust, Series
                                    2015-C32, Class A4, 3.329%, 11/15/48                                                  8,190,166
  3,450,000(c)                      JPMDB Commercial Mortgage Securities Trust, Series
                                    2016-C2, Class B, 3.99%, 6/15/49                                                      3,644,803
  6,650,000                         JPMDB Commercial Mortgage Securities Trust, Series
                                    2016-C4, Class A3, 3.141%, 12/15/49                                                   6,877,243
  2,000,000(c)                      JPMDB Commercial Mortgage Securities Trust, Series
                                    2016-C4, Class D, 3.22%, 12/15/49 (144A)                                              1,786,344
  7,640,000                         JPMDB Commercial Mortgage Securities Trust, Series
                                    2018-C8, Class A4, 4.211%, 6/15/51                                                    8,489,031
 45,714,000(c)(e)                   JPMDB Commercial Mortgage Securities Trust, Series
                                    2018-C8, Class XB, 0.193%, 6/15/51                                                      531,910
  1,782,606                         La Hipotecaria El Salvadorian Mortgage Trust, Series
                                    2016-1A, Class A, 3.358%, 1/15/46 (144A)                                              1,838,312
    840,450(b)                      La Hipotecaria Panamanian Mortgage Trust, Series
                                    2010-1GA, Class A, 2.75% (Panamanian Mortgage
                                    Reference Rate + 300 bps), 9/8/39 (144A)                                                842,552
  2,678,781(b)                      La Hipotecaria Panamanian Mortgage Trust, Series
                                    2014-1A, Class A1, 3.508% (Panamanian Mortgage
                                    Reference Rate + 224 bps), 11/24/42 (144A)                                            2,780,492
  4,789,746(c)                      Metlife Securitization Trust, Series 2019-1A, Class A1A,
                                    3.75%, 4/25/58 (144A)                                                                 4,975,689
 10,000,000(c)                      Mill City Mortgage Loan Trust, Series 2019-1, Class A1,
                                    3.25%, 10/25/69 (144A)                                                               10,191,660
  4,900,241                         Morgan Stanley Bank of America Merrill Lynch Trust,
                                    Series 2012-C6, Class A4, 2.858%, 11/15/45                                            4,974,746
  3,563,500(c)                      Morgan Stanley Bank of America Merrill Lynch Trust,
                                    Series 2015-C21, Class C, 4.297%, 3/15/48                                             3,659,732
  6,900,000                         Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
                                    4.418%, 7/11/40 (144A)                                                                7,723,668

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 33

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
  4,857,729(b)                      New Residential Mortgage Loan Trust, Series 2018-4A,
                                    Class A1S, 3.154% (1 Month USD LIBOR + 75 bps),
                                    1/25/48 (144A)                                                                   $    4,854,353
  3,634,232(c)                      New Residential Mortgage Loan Trust, Series 2018-5A,
                                    Class A1, 4.75%, 12/25/57 (144A)                                                      3,815,005
    114,932(c)                      New Residential Mortgage Loan Trust, Series
                                    2018-RPL1, Class A1, 3.5%, 12/25/57 (144A)                                              117,498
 14,890,831(c)                      New Residential Mortgage Loan Trust, Series 2019-2A,
                                    Class A1, 4.25%, 12/25/57 (144A)                                                     15,471,911
  5,538,478(c)                      NRP Mortgage Trust, Series 2013-1, Class B1, 3.315%,
                                    7/25/43 (144A)                                                                        5,600,609
  4,259,980(c)                      NRP Mortgage Trust, Series 2013-1, Class B2, 3.315%,
                                    7/25/43 (144A)                                                                        4,284,068
  2,457,000(b)                      Oaktown Re II, Ltd., Series 2018-1A, Class M2, 5.254%
                                    (1 Month USD LIBOR + 285 bps), 7/25/28 (144A)                                         2,478,306
  2,553,836(c)                      OBX Trust, Series 2018-EXP1, Class 1A6, 4.5%,
                                    4/25/48 (144A)                                                                        2,602,157
  5,148,800(c)                      OBX Trust, Series 2019-EXP1, Class 1A3, 4.0%,
                                    1/25/59 (144A)                                                                        5,233,858
 10,200,000(c)                      OBX Trust, Series 2019-INV1, Class A10, 4.0%,
                                    11/25/48 (144A)                                                                      10,562,699
 13,250,000(c)                      OBX Trust, Series 2019-INV2, Class A5, 4.0%,
                                    5/27/49 (144A)                                                                       13,652,018
    253,214(b)                      Pepper Residential Securities Trust No. 18, Series 18A,
                                    Class A1UA, 3.363% (1 Month USD LIBOR + 95 bps),
                                    3/12/47 (144A)                                                                          253,113
 11,762,823(c)                      PMT Loan Trust, Series 2013-J1, Class A1, 3.5%,
                                    9/25/43 (144A)                                                                       11,883,198
  8,498,040(c)                      PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
                                    9/25/43 (144A)                                                                        8,620,162
  4,800,000                         Progress Residential Trust, Series 2017-SFR1, Class B,
                                    3.017%, 8/17/34 (144A)                                                                4,822,887
    700,000                         Progress Residential Trust, Series 2017-SFR1, Class D,
                                    3.565%, 8/17/34 (144A)                                                                  709,444
  5,135,000                         Progress Residential Trust, Series 2017-SFR2, Class B,
                                    3.196%, 12/17/34 (144A)                                                               5,174,586
  4,890,411(b)                      Radnor Re, Ltd., Series 2018-1, Class M1, 3.804%
                                    (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                         4,902,838
 11,160,000(b)                      Radnor Re, Ltd., Series 2019-1, Class M1B, 4.354%
                                    (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)                                        11,238,024
  3,437,000(b)                      Radnor Re, Ltd., Series 2019-1, Class M2, 5.604%
                                    (1 Month USD LIBOR + 320 bps), 2/25/29 (144A)                                         3,471,613
      2,924                         RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18                                     2,854
    327,554(b)                      RESIMAC Premier, Series 2017-1A, Class A1A, 3.362%
                                    (1 Month USD LIBOR + 95 bps), 9/11/48 (144A)                                            327,100
  6,716,728                         Seasoned Loans Structured Transaction, Series 2019-1,
                                    Class A1, 3.5%, 5/25/29                                                               6,986,004

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
  2,475,382(c)                      Sequoia Mortgage Trust, Series 2012-6, Class A2,
                                    1.808%, 12/25/42                                                                 $    2,445,025
  2,697,542(c)                      Sequoia Mortgage Trust, Series 2012-6, Class B3,
                                    3.73%, 12/25/42                                                                       2,731,442
  3,535,637(c)                      Sequoia Mortgage Trust, Series 2013-2, Class A,
                                    1.874%, 2/25/43                                                                       3,291,407
  6,906,450(c)                      Sequoia Mortgage Trust, Series 2013-4, Class A1,
                                    2.325%, 4/25/43                                                                       6,659,902
  7,092,762(c)                      Sequoia Mortgage Trust, Series 2013-5, Class A1,
                                    2.5%, 5/25/43 (144A)                                                                  6,856,408
 14,566,139(c)                      Sequoia Mortgage Trust, Series 2013-5, Class A2,
                                    3.0%, 5/25/43 (144A)                                                                 14,527,917
  7,175,802(c)                      Sequoia Mortgage Trust, Series 2013-6, Class A1,
                                    2.5%, 5/25/43                                                                         7,047,148
 10,850,720(c)                      Sequoia Mortgage Trust, Series 2013-6, Class A2,
                                    3.0%, 5/25/43                                                                        10,854,935
  8,069,271(c)                      Sequoia Mortgage Trust, Series 2013-7, Class A1,
                                    2.5%, 6/25/43                                                                         7,714,229
  9,948,156(c)                      Sequoia Mortgage Trust, Series 2013-7, Class A2,
                                    3.0%, 6/25/43                                                                         9,926,891
  9,974,092(c)                      Sequoia Mortgage Trust, Series 2013-8, Class A1,
                                    3.0%, 6/25/43                                                                         9,990,505
 16,171,048(c)                      Sequoia Mortgage Trust, Series 2013-10, Class A1,
                                    3.5%, 8/25/43 (144A)                                                                 16,405,106
  2,949,402(c)                      Sequoia Mortgage Trust, Series 2017-1, Class B2,
                                    3.635%, 2/25/47 (144A)                                                                2,971,590
  2,176,718(c)                      Sequoia Mortgage Trust, Series 2017-CH2, Class A1,
                                    4.0%, 12/25/47 (144A)                                                                 2,255,952
 10,283,602(c)                      Sequoia Mortgage Trust, Series 2018-6, Class A22,
                                    4.0%, 7/25/48 (144A)                                                                 10,462,357
  8,017,714(c)                      Sequoia Mortgage Trust, Series 2018-8, Class A4,
                                    4.0%, 11/25/48 (144A)                                                                 8,162,097
  4,031,617(c)                      Sequoia Mortgage Trust, Series 2018-CH1, Class A1,
                                    4.0%, 2/25/48 (144A)                                                                  4,170,077
  4,344,853(c)                      Sequoia Mortgage Trust, Series 2018-CH3, Class A1,
                                    4.5%, 8/25/48 (144A)                                                                  4,508,323
  3,190,439(c)                      Sequoia Mortgage Trust, Series 2018-CH4, Class A10,
                                    4.5%, 10/25/48 (144A)                                                                 3,277,006
  4,621,462(b)                      STACR Trust, Series 2018-DNA3, Class M1, 3.154%
                                    (1 Month USD LIBOR + 75 bps), 9/25/48 (144A)                                          4,625,493
 10,870,000(b)                      STACR Trust, Series 2018-DNA3, Class M2, 4.504%
                                    (1 Month USD LIBOR + 210 bps), 9/25/48 (144A)                                        10,870,039
 11,220,000(b)                      STACR Trust, Series 2018-HRP2, Class B1, 6.604%
                                    (1 Month USD LIBOR + 420 bps), 2/25/47 (144A)                                        11,536,135
  6,450,000(b)                      STACR Trust, Series 2018-HRP2, Class M3, 4.804%
                                    (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)                                         6,582,976

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 35

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS --
                                    (continued)
  2,950,000(b)                      Starwood Waypoint Homes Trust, Series 2017-1,
                                    Class B, 3.564% (1 Month USD LIBOR + 117 bps),
                                    1/17/35 (144A)                                                                   $    2,946,980
  4,638,391                         Toro Mortgage Funding Trust, Series 2017-RJ1,
                                    4.0%, 4/25/74                                                                         4,639,841
  7,540,000(c)                      Towd Point Mortgage Trust, Series 2015-6, Class M1,
                                    3.75%, 4/25/55 (144A)                                                                 7,865,410
  5,485,000(c)                      Towd Point Mortgage Trust, Series 2017-1, Class M1,
                                    3.75%, 10/25/56 (144A)                                                                5,670,174
 12,015,000(c)                      Towd Point Mortgage Trust, Series 2017-2, Class A2,
                                    3.25%, 4/25/57 (144A)                                                                12,125,294
 10,055,000(c)                      Towd Point Mortgage Trust, Series 2017-3, Class A2,
                                    3.0%, 7/25/57 (144A)                                                                  9,954,334
  5,315,616(c)                      Towd Point Mortgage Trust, Series 2017-5, Class XA,
                                    3.5%, 2/25/57 (144A)                                                                  5,290,815
    192,845                         Vendee Mortgage Trust, Series 2008-1, Class GD,
                                    5.25%, 1/15/32                                                                          199,363
    326,575                         Vendee Mortgage Trust, Series 2010-1, Class DA,
                                    4.25%, 2/15/35                                                                          333,434
  3,810,000                         Wells Fargo Commercial Mortgage Trust, Series
                                    2015-NXS3, Class A4, 3.617%, 9/15/57                                                  4,039,180
  8,200,000                         Wells Fargo Commercial Mortgage Trust, Series
                                    2016-C32, Class A3, 3.294%, 1/15/59                                                   8,542,310
 10,000,000                         Wells Fargo Commercial Mortgage Trust, Series
                                    2016-LC24, Class A3, 2.684%, 10/15/49                                                10,028,208
  4,200,000(c)                      WFRBS Commercial Mortgage Trust, Series 2013-C12,
                                    Class D, 4.556%, 3/15/48 (144A)                                                       4,036,582
  6,200,000                         WFRBS Commercial Mortgage Trust, Series 2013-C16,
                                    Class A4, 4.136%, 9/15/46                                                             6,608,892
  2,857,677(c)                      WinWater Mortgage Loan Trust, Series 2014-2,
                                    Class B4, 4.101%, 9/20/44 (144A)                                                      2,944,002
-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $1,238,811,958)                                                            $1,260,022,981
-----------------------------------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS -- 27.4% of Net Assets
                                    Aerospace & Defense -- 0.9%
  9,785,000                         Boeing Co., 2.7%, 5/1/22                                                         $    9,925,825
 14,425,000                         Boeing Co., 3.9%, 5/1/49                                                             15,076,428
 13,470,000                         Rockwell Collins, Inc., 3.2%, 3/15/24                                                13,868,943
  7,910,000                         United Technologies Corp., 4.125%, 11/16/28                                           8,689,938
                                                                                                                     --------------
                                    Total Aerospace & Defense                                                        $   47,561,134
-----------------------------------------------------------------------------------------------------------------------------------
                                    Agriculture -- 0.7%
  7,795,000                         Altria Group, Inc., 5.375%, 1/31/44                                              $    8,359,920
 12,540,000                         Philip Morris International, Inc., 3.25%, 11/10/24                                   12,986,532
 14,708,000                         Reynolds American, Inc., 4.45%, 6/12/25                                              15,596,364
                                                                                                                     --------------
                                    Total Agriculture                                                                $   36,942,816
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Airlines -- 0.1%
  6,743,822                         Air Canada 2017-1 Class AA Pass Through Trust,
                                    3.3%, 1/15/30 (144A)                                                             $    6,795,925
                                                                                                                     --------------
                                    Total Airlines                                                                   $    6,795,925
-----------------------------------------------------------------------------------------------------------------------------------
                                    Auto Manufacturers -- 0.9%
  6,885,000                         Ford Motor Credit Co. LLC, 5.584%, 3/18/24                                       $    7,390,206
  2,300,000                         General Motors Financial Co., Inc., 3.7%, 11/24/20                                    2,329,721
 10,710,000                         General Motors Financial Co., Inc., 4.0%, 1/15/25                                    10,870,972
 12,300,000                         Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)                                 12,328,389
  3,590,000                         Nissan Motor Acceptance Corp., 2.15%,
                                    7/13/20 (144A)                                                                        3,575,145
  7,495,000                         Nissan Motor Acceptance Corp., 3.15%,
                                    3/15/21 (144A)                                                                        7,557,314
  7,040,000                         Volkswagen Group of America Finance LLC, 4.0%,
                                    11/12/21 (144A)                                                                       7,266,235
                                                                                                                     --------------
                                    Total Auto Manufacturers                                                         $   51,317,982
-----------------------------------------------------------------------------------------------------------------------------------
                                    Banks -- 4.5%
 16,040,000(c)                      AIB Group Plc, 4.263% (3 Month USD LIBOR +
                                    187 bps), 4/10/25 (144A)                                                         $   16,516,515
  1,150,000                         Bank of America Corp., 4.2%, 8/26/24                                                  1,222,451
 10,345,000(b)                      Bank of New York Mellon Corp., 3.633% (3 Month
                                    USD LIBOR + 105 bps), 10/30/23                                                       10,529,706
  6,525,000(a)(c)                   Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                                  6,688,125
  5,205,000(a)(c)                   Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)                                       5,458,744
 13,875,000(a)(c)                   BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
                                    415 bps) (144A)                                                                      14,447,344
  6,900,000                         BPCE SA, 2.25%, 1/27/20                                                               6,893,615
  3,860,000                         BPCE SA, 4.875%, 4/1/26 (144A)                                                        4,152,189
 21,955,000(b)                      Canadian Imperial Bank of Commerce, 2.891%
                                    (3 Month USD LIBOR + 32 bps), 2/2/21                                                 21,988,147
  3,435,000                         Cooperatieve Rabobank UA, 3.875%, 2/8/22                                              3,574,884
  7,175,000                         Cooperatieve Rabobank UA, 3.95%, 11/9/22                                              7,442,711
 11,725,000(a)(c)                   Credit Suisse Group AG, 7.125% (5 Year USD Swap
                                    Rate + 511 bps)                                                                      12,443,156
  7,300,000                         Credit Suisse Group Funding Guernsey, Ltd.,
                                    3.8%, 9/15/22                                                                         7,567,922
  5,337,000                         Danske Bank AS, 5.375%, 1/12/24 (144A)                                                5,768,592
  4,700,000(a)(c)                   Danske Bank AS, 6.125% (7 Year USD Swap
                                    Rate + 390 bps)                                                                       4,556,086
  3,888,000(c)                      DBS Group Holdings, Ltd., 4.52% (5 Year USD 1100
                                    Run ICE Swap Rate + 159 bps), 12/11/28 (144A)                                         4,120,134
  7,891,000(c)                      Goldman Sachs Group, Inc., 3.272% (3 Month USD
                                    LIBOR + 120 bps), 9/29/25                                                             8,075,615
  6,335,000(c)                      Goldman Sachs Group, Inc., 4.223% (3 Month USD
                                    LIBOR + 130 bps), 5/1/29                                                              6,794,340
  1,305,000                         HSBC Bank Plc, 7.65%, 5/1/25                                                          1,561,360

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 37

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Banks -- (continued)
  2,400,000(b)                      HSBC Holdings Plc, 3.52% (3 Month USD LIBOR +
                                    100 bps), 5/18/24                                                                $    2,406,392
  5,550,000(a)(c)                   Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                                    Rate + 546 bps) (144A)                                                                5,452,875
  7,378,000                         KeyCorp, 5.1%, 3/24/21                                                                7,713,622
  8,675,000                         Lloyds Banking Group Plc, 4.65%, 3/24/26                                              9,057,459
  5,450,000                         Morgan Stanley, 4.1%, 5/22/23                                                         5,737,020
  4,500,000                         Nordea Bank Abp, 4.25%, 9/21/22 (144A)                                                4,688,461
  8,524,000                         Nordea Bank Abp, 4.875%, 5/13/21 (144A)                                               8,845,834
 10,505,000(a)(c)                   Royal Bank of Scotland Group Plc, 8.625% (5 Year
                                    USD Swap Rate + 760 bps)                                                             11,321,764
  9,051,000(a)(c)                   Societe Generale SA, 7.375% (5 Year USD Swap
                                    Rate + 624 bps) (144A)                                                                9,515,316
 12,575,000                         SunTrust Bank, 2.45%, 8/1/22                                                         12,612,742
  2,250,000(c)                      Turkiye Garanti Bankasi AS, 6.125% (5 Year USD
                                    Swap Rate + 422 bps), 5/24/27 (144A)                                                  1,900,710
  4,900,000                         UBS AG, 7.625%, 8/17/22                                                               5,496,379
 11,650,000(a)(c)                   UBS Group Funding Switzerland AG, 7.0% (5 Year
                                    USD Swap Rate + 434 bps) (144A)                                                      12,376,028
  4,497,000(a)(c)                   UBS Group Funding Switzerland AG, 7.125% (5 Year
                                    USD Swap Rate + 588 bps)                                                              4,721,850
                                                                                                                     --------------
                                    Total Banks                                                                      $  251,648,088
-----------------------------------------------------------------------------------------------------------------------------------
                                    Beverages -- 0.5%
 17,710,000                         Anheuser-Busch InBev Worldwide, Inc.,
                                    5.55%, 1/23/49                                                                   $   21,703,744
  7,630,000                         Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                                   8,030,467
                                                                                                                     --------------
                                    Total Beverages                                                                  $   29,734,211
-----------------------------------------------------------------------------------------------------------------------------------
                                    Biotechnology -- 0.4%
  3,990,000                         Baxalta, Inc., 3.6%, 6/23/22                                                     $    4,094,417
  3,550,000                         Biogen, Inc., 3.625%, 9/15/22                                                         3,664,243
 11,735,000                         Biogen, Inc., 5.2%, 9/15/45                                                          13,180,412
                                                                                                                     --------------
                                    Total Biotechnology                                                              $   20,939,072
-----------------------------------------------------------------------------------------------------------------------------------
                                    Building Materials -- 0.5%
  1,882,000                         American Woodmark Corp., 4.875%, 3/15/26 (144A)                                  $    1,858,475
 11,000,000                         CRH America, Inc., 3.875%, 5/18/25 (144A)                                            11,505,673
  7,680,000                         Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                                   7,705,324
  3,250,000                         Fortune Brands Home & Security, Inc., 4.0%, 9/21/23                                   3,420,869
  4,385,000                         Standard Industries, Inc., 5.5%, 2/15/23 (144A)                                       4,505,587
                                                                                                                     --------------
                                    Total Building Materials                                                         $   28,995,928
-----------------------------------------------------------------------------------------------------------------------------------
                                    Chemicals -- 0.4%
  1,567,000                         CF Industries, Inc., 4.95%, 6/1/43                                               $    1,402,465
  6,830,000                         CF Industries, Inc., 5.375%, 3/15/44                                                  6,405,174
  6,365,000                         Chemours Co., 7.0%, 5/15/25                                                           6,651,425

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Chemicals -- (continued)
  4,479,000                         Dow Chemical Co., 4.8%, 5/15/49 (144A)                                           $    4,829,659
  2,803,000                         NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                           2,901,105
                                                                                                                     --------------
                                    Total Chemicals                                                                  $   22,189,828
-----------------------------------------------------------------------------------------------------------------------------------
                                    Commercial Services -- 0.3%
  3,950,000                         ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                                       $    4,002,874
  1,300,000                         ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)                                            1,376,535
  2,400,000                         Moody's Corp., 3.25%, 6/7/21                                                          2,433,943
  2,600,000                         President & Fellows of Harvard College, 2.3%, 10/1/23                                 2,625,034
  5,942,000                         Verisk Analytics, Inc., 5.5%, 6/15/45                                                 6,970,913
                                                                                                                     --------------
                                    Total Commercial Services                                                        $   17,409,299
-----------------------------------------------------------------------------------------------------------------------------------
                                    Diversified Financial Services -- 1.0%
    800,000(b)                      AIG Global Funding, 2.8% (3 Month USD LIBOR +
                                    48 bps), 7/2/20 (144A)                                                           $      802,628
  3,075,000                         Ally Financial, Inc., 3.875%, 5/21/24                                                 3,148,031
  2,980,000                         Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                         3,018,350
  1,465,000                         Capital One Bank USA NA, 8.8%, 7/15/19                                                1,468,194
  4,885,000                         Capital One Financial Corp., 3.3%, 10/30/24                                           5,010,806
  9,675,000                         Capital One Financial Corp., 3.75%, 4/24/24                                          10,152,942
  5,200,000                         Capital One Financial Corp., 4.25%, 4/30/25                                           5,572,444
  4,031,000                         GE Capital International Funding Co. Unlimited Co.,
                                    2.342%, 11/15/20                                                                      4,011,863
  2,350,000                         GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                 2,342,282
  6,200,000                         TD Ameritrade Holding Corp., 3.3%, 4/1/27                                             6,396,940
 11,625,000                         USAA Capital Corp., 2.45%, 8/1/20 (144A)                                             11,659,202
  4,550,000                         Visa, Inc., 2.2%, 12/14/20                                                            4,557,140
                                                                                                                     --------------
                                    Total Diversified Financial Services                                             $   58,140,822
-----------------------------------------------------------------------------------------------------------------------------------
                                    Electric -- 1.9%
  2,159,000(c)                      AES Gener SA, 7.125% (5 Year USD Swap Rate +
                                    464 bps), 3/26/79 (144A)                                                         $    2,303,675
  8,385,000                         Consolidated Edison Co. of New York, Inc.,
                                    4.625%, 12/1/54                                                                       9,405,085
  2,700,000                         Dominion Energy, Inc., 2.75%, 1/15/22                                                 2,720,062
  4,027,000(d)                      Dominion Energy, Inc., 3.071%, 8/15/24                                                4,059,492
    925,000                         Edison International, 2.4%, 9/15/22                                                     881,066
  2,150,000(a)(c)                   Electricite de France SA, 5.25% (10 Year USD Swap
                                    Rate + 371 bps) (144A)                                                                2,193,000
  4,170,000(c)                      Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
                                    9/24/73 (144A)                                                                        4,805,925
  6,365,000                         Exelon Corp., 2.85%, 6/15/20                                                          6,385,161
  4,655,000                         Iberdrola International BV, 6.75%, 7/15/36                                            6,138,522
  2,725,000                         Indiana Michigan Power Co., 4.55%, 3/15/46                                            3,063,977
    610,000                         Israel Electric Corp., Ltd., 9.375%, 1/28/20 (144A)                                     633,168
    460,957                         Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                        468,876
 10,270,000                         NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                                 10,721,538

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 39

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Electric -- (continued)
  2,327,000                         NRG Energy, Inc., 5.75%, 1/15/28                                                 $    2,495,707
    195,567                         OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                          196,304
 11,910,000                         PPL Capital Funding, Inc, 3.1%, 5/15/26                                              11,821,988
  1,435,714                         San Diego Gas & Electric Co., 1.914%, 2/1/22                                          1,405,605
  9,720,000                         Sempra Energy, 3.4%, 2/1/28                                                           9,703,787
  2,839,286                         Southern California Edison Co., 1.845%, 2/1/22                                        2,789,430
  8,605,000                         Southern California Edison Co., 4.875%, 3/1/49                                        9,675,412
 11,475,000                         Southwestern Electric Power Co., 3.9%, 4/1/45                                        11,438,524
                                                                                                                     --------------
                                    Total Electric                                                                   $  103,306,304
-----------------------------------------------------------------------------------------------------------------------------------
                                    Electronics -- 0.6%
  8,412,000                         Amphenol Corp., 3.125%, 9/15/21                                                  $    8,535,269
  3,065,000                         Amphenol Corp., 3.2%, 4/1/24                                                          3,140,957
  7,391,000                         Amphenol Corp., 4.35%, 6/1/29                                                         7,998,904
  5,780,000                         Flex, Ltd., 4.75%, 6/15/25                                                            5,992,198
  9,510,000                         Flex, Ltd., 4.875%, 6/15/29                                                           9,690,334
                                                                                                                     --------------
                                    Total Electronics                                                                $   35,357,662
-----------------------------------------------------------------------------------------------------------------------------------
                                    Energy-Alternate Sources -- 0.0%+
    416,249                         Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                     $      466,785
                                                                                                                     --------------
                                    Total Energy-Alternate Sources                                                   $      466,785
-----------------------------------------------------------------------------------------------------------------------------------
                                    Environmental Control -- 0.0%+
  2,678,000                         Republic Services, Inc., 2.9%, 7/1/26                                            $    2,692,267
                                                                                                                     --------------
                                    Total Environmental Control                                                      $    2,692,267
-----------------------------------------------------------------------------------------------------------------------------------
                                    Food -- 0.6%
 12,410,000                         Conagra Brands, Inc., 4.3%, 5/1/24                                               $   13,164,931
  4,119,000                         Mondelez International Holdings Netherlands BV,
                                    2.0%, 10/28/21 (144A)                                                                 4,081,116
  2,500,000                         Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                         2,464,279
  7,555,000                         Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                          7,539,300
  3,430,000(b)                      Tyson Foods, Inc., 2.972% (3 Month USD LIBOR +
                                    45 bps), 8/21/20                                                                      3,429,211
  3,075,000(b)                      Tyson Foods, Inc., 3.07% (3 Month USD LIBOR +
                                    55 bps), 6/2/20                                                                       3,078,085
                                                                                                                     --------------
                                    Total Food                                                                       $   33,756,922
-----------------------------------------------------------------------------------------------------------------------------------
                                    Forest Products & Paper -- 0.1%
  1,275,000                         International Paper Co., 4.8%, 6/15/44                                           $    1,308,728
  2,575,000                         International Paper Co., 6.0%, 11/15/41                                               3,018,346
                                                                                                                     --------------
                                    Total Forest Products & Paper                                                    $    4,327,074
-----------------------------------------------------------------------------------------------------------------------------------
                                    Gas -- 0.1%
  3,060,000                         Boston Gas Co., 3.15%, 8/1/27 (144A)                                             $    3,108,987
  1,931,530                         Nakilat, Inc., 6.267%, 12/31/33 (144A)                                                2,216,817
                                                                                                                     --------------
                                    Total Gas                                                                        $    5,325,804
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Healthcare-Products -- 0.4%
  4,155,000                         Abbott Laboratories, 3.75%, 11/30/26                                             $    4,492,371
  3,522,000(b)                      Becton Dickinson & Co., 3.194% (3 Month USD
                                    LIBOR + 88 bps), 12/29/20                                                             3,522,521
 11,200,000                         Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                                        11,484,985
                                                                                                                     --------------
                                    Total Healthcare-Products                                                        $   19,499,877
-----------------------------------------------------------------------------------------------------------------------------------
                                    Healthcare-Services -- 0.3%
  6,585,000                         Anthem, Inc., 3.35%, 12/1/24                                                     $    6,812,269
  4,506,000                         Anthem, Inc., 3.65%, 12/1/27                                                          4,684,139
  1,140,000                         Anthem, Inc., 4.101%, 3/1/28                                                          1,219,547
  3,630,000                         Humana, Inc., 3.95%, 3/15/27                                                          3,784,650
  2,400,000                         NYU Hospitals Center, 4.428%, 7/1/42                                                  2,705,146
                                                                                                                     --------------
                                    Total Healthcare-Services                                                        $   19,205,751
-----------------------------------------------------------------------------------------------------------------------------------
                                    Home Builders -- 0.1%
  4,320,000                         Meritage Homes Corp., 6.0%, 6/1/25                                               $    4,644,000
                                                                                                                     --------------
                                    Total Home Builders                                                              $    4,644,000
-----------------------------------------------------------------------------------------------------------------------------------
                                    Household Products & Wares -- 0.1%
  8,203,000                         Church & Dwight Co., Inc., 2.45%, 8/1/22                                         $    8,219,870
                                                                                                                     --------------
                                    Total Household Products & Wares                                                 $    8,219,870
-----------------------------------------------------------------------------------------------------------------------------------
                                    Insurance -- 1.8%
  2,335,000                         AXA SA, 8.6%, 12/15/30                                                           $    3,321,537
  1,480,000                         CNO Financial Group, Inc., 5.25%, 5/30/29                                             1,602,100
  1,850,000                         Delphi Financial Group, Inc., 7.875%, 1/31/20                                         1,902,847
  2,960,000(c)                      Farmers Exchange Capital III, 5.454% (3 Month USD
                                    LIBOR + 345 bps), 10/15/54 (144A)                                                     3,196,800
  9,610,000(c)                      Farmers Insurance Exchange, 4.747% (3 Month USD
                                    LIBOR + 323 bps), 11/1/57 (144A)                                                      9,239,150
  5,045,000                         Great-West Lifeco Finance 2018 LP, 4.581%,
                                    5/17/48 (144A)                                                                        5,683,384
 15,248,000                         Liberty Mutual Insurance Co., 7.697%,
                                    10/15/97 (144A)                                                                      22,036,849
 13,250,000                         MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                                  13,504,658
  6,200,000                         MassMutual Global Funding II, 2.95%, 1/11/25 (144A)                                   6,335,293
  7,265,000                         New York Life Global Funding, 2.875%, 4/10/24 (144A)                                  7,427,030
  7,300,000                         New York Life Insurance Co., 4.45%, 5/15/69 (144A)                                    8,052,008
 10,395,000                         Protective Life Corp., 4.3%, 9/30/28 (144A)                                          10,949,423
  4,250,000                         Protective Life Corp., 7.375%, 10/15/19                                               4,306,690
  1,090,000                         Prudential Financial, Inc., 4.5%, 11/16/21                                            1,145,964
    690,000                         Teachers Insurance & Annuity Association of America,
                                    6.85%, 12/16/39 (144A)                                                                  977,989
  1,465,000                         Torchmark Corp., 4.55%, 9/15/28                                                       1,600,530
                                                                                                                     --------------
                                    Total Insurance                                                                  $  101,282,252
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 41

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Internet -- 0.5%
  7,170,000                         Booking Holdings, Inc., 3.55%, 3/15/28                                           $    7,473,147
  1,925,000                         Booking Holdings, Inc., 3.6%, 6/1/26                                                  2,029,853
  7,875,000                         Booking Holdings, Inc., 3.65%, 3/15/25                                                8,323,196
  4,125,000                         Expedia Group, Inc., 3.8%, 2/15/28                                                    4,198,794
  5,900,000                         Expedia Group, Inc., 4.5%, 8/15/24                                                    6,276,894
    950,000                         Expedia Group, Inc., 5.0%, 2/15/26                                                    1,034,774
                                                                                                                     --------------
                                    Total Internet                                                                   $   29,336,658
-----------------------------------------------------------------------------------------------------------------------------------
                                    Iron & Steel -- 0.1%
  3,550,000                         Commercial Metals Co., 4.875%, 5/15/23                                           $    3,576,625
  1,525,000                         Commercial Metals Co., 5.75%, 4/15/26                                                 1,522,331
                                                                                                                     --------------
                                    Total Iron & Steel                                                               $    5,098,956
-----------------------------------------------------------------------------------------------------------------------------------
                                    Media -- 0.2%
  7,745,000                         Comcast Corp., 4.15%, 10/15/28                                                   $    8,536,155
  3,450,000                         Videotron, Ltd., 5.375%, 6/15/24 (144A)                                               3,691,500
                                                                                                                     --------------
                                    Total Media                                                                      $   12,227,655
-----------------------------------------------------------------------------------------------------------------------------------
                                    Mining -- 0.3%
  1,325,000                         Anglo American Capital Plc, 4.0%, 9/11/27 (144A)                                 $    1,330,114
  1,993,000                         Anglo American Capital Plc, 4.5%, 3/15/28 (144A)                                      2,066,749
  2,750,000                         Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                                     2,912,789
  6,600,000                         Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                                    7,111,800
  3,605,000                         Freeport-McMoRan, Inc., 5.45%, 3/15/43                                                3,298,575
                                                                                                                     --------------
                                    Total Mining                                                                     $   16,720,027
-----------------------------------------------------------------------------------------------------------------------------------
                                    Miscellaneous Manufacturers -- 0.1%
  3,485,000                         Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                  $    3,567,769
  1,392,000                         General Electric Co., 5.3%, 2/11/21                                                   1,442,196
                                                                                                                     --------------
                                    Total Miscellaneous Manufacturers                                                $    5,009,965
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multi-National -- 0.3%
 11,165,000                         Africa Finance Corp., 4.375%, 4/17/26 (144A)                                     $   11,522,727
  2,230,000                         Banque Ouest Africaine de Developpement, 5.0%,
                                    7/27/27 (144A)                                                                        2,296,900
  4,450,000                         Banque Ouest Africaine de Developpement, 5.5%,
                                    5/6/21 (144A)                                                                         4,633,563
                                                                                                                     --------------
                                    Total Multi-National                                                             $   18,453,190
-----------------------------------------------------------------------------------------------------------------------------------
                                    Oil & Gas -- 1.5%
  1,480,000                         Apache Corp., 4.25%, 1/15/30                                                     $    1,526,154
 13,130,000                         Apache Corp., 4.375%, 10/15/28                                                       13,721,056
  6,360,000                         BP Capital Markets Plc, 3.062%, 3/17/22                                               6,506,638
  5,275,000                         CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                                          5,598,083
 14,000,000                         EQT Corp., 3.9%, 10/1/27                                                             13,292,051
    215,000                         Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                                           218,069
  1,770,000                         Newfield Exploration Co., 5.375%, 1/1/26                                              1,939,514

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Oil & Gas -- (continued)
  1,400,000                         Newfield Exploration Co., 5.625%, 7/1/24                                         $    1,547,980
 12,720,000                         Noble Energy, Inc., 5.25%, 11/15/43                                                  13,706,072
  4,750,000                         Sinopec Group Overseas Development 2014, Ltd.,
                                    4.375%, 4/10/24 (144A)                                                                5,078,840
 10,050,000                         Sinopec Group Overseas Development 2015, Ltd.,
                                    2.5%, 4/28/20 (144A)                                                                 10,049,737
  8,468,000                         Valero Energy Corp., 6.625%, 6/15/37                                                 10,728,254
                                                                                                                     --------------
                                    Total Oil & Gas                                                                  $   83,912,448
-----------------------------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Services -- 0.1%
  2,250,000                         Halliburton Co., 7.6%, 8/15/96 (144A)                                            $    3,043,866
                                                                                                                     --------------
                                    Total Oil & Gas Services                                                         $    3,043,866
-----------------------------------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 1.6%
 12,975,000                         AbbVie, Inc., 4.875%, 11/14/48                                                   $   13,656,203
  4,900,000                         Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                                       5,184,582
 14,240,000                         Bristol-Myers Squibb Co., 2.9%, 7/26/24 (144A)                                       14,573,504
 12,950,000                         Cardinal Health, Inc., 3.079%, 6/15/24                                               13,037,317
  6,225,000                         Cigna Corp., 4.375%, 10/15/28 (144A)                                                  6,715,937
    461,661                         CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                          491,100
  2,511,654                         CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                        2,801,847
  1,738,440                         CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                                        1,975,729
  3,156,465                         CVS Pass-Through Trust, 6.036%, 12/10/28                                              3,534,421
  4,623,226                         CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                                        5,810,941
  1,391,000                         Perrigo Finance Unlimited Co., 3.5%, 3/15/21                                          1,387,514
  4,570,000                         Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                         4,536,864
  3,084,000                         Shire Acquisitions Investments Ireland, DAC,
                                    3.2%, 9/23/26                                                                         3,109,866
  7,150,000                         Takeda Pharmaceutical Co., Ltd., 4.0%,
                                    11/26/21 (144A)                                                                       7,398,104
  6,382,000                         Teva Pharmaceutical Finance Netherlands III BV,
                                    3.15%, 10/1/26                                                                        4,946,050
                                                                                                                     --------------
                                    Total Pharmaceuticals                                                            $   89,159,979
-----------------------------------------------------------------------------------------------------------------------------------
                                    Pipelines -- 3.4%
  9,940,000                         Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
                                    4.25%, 12/1/27                                                                   $   10,499,740
  5,595,000                         Cheniere Energy Partners LP, 5.25%, 10/1/25                                           5,783,831
    750,000                         DCP Midstream Operating LP, 5.35%, 3/15/20 (144A)                                       760,313
  3,450,000                         DCP Midstream Operating LP, 5.375%, 7/15/25                                           3,635,437
  4,025,000                         DCP Midstream Operating LP, 5.6%, 4/1/44                                              3,783,500
  3,629,000                         Enable Midstream Partners LP, 4.4%, 3/15/27                                           3,657,564
 14,441,000                         Enable Midstream Partners LP, 4.95%, 5/15/28                                         15,138,142
 10,550,000                         Enbridge, Inc., 3.7%, 7/15/27                                                        10,896,218
  1,149,000                         Energy Transfer Operating LP, 5.5%, 6/1/27                                            1,284,384
  5,130,000                         Energy Transfer Operating LP, 6.0%, 6/15/48                                           5,855,503

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 43

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Pipelines -- (continued)
  4,207,000                         Energy Transfer Operating LP, 6.5%, 2/1/42                                       $    4,973,266
    510,000                         EnLink Midstream LLC, 5.375%, 6/1/29                                                    522,750
  8,316,000                         EnLink Midstream Partners LP, 5.45%, 6/1/47                                           7,110,180
  1,590,000                         EnLink Midstream Partners LP, 5.6%, 4/1/44                                            1,458,825
  3,573,000                         Enterprise Products Operating LLC, 2.8%, 2/15/21                                      3,597,778
 10,830,000                         Kinder Morgan, Inc., 5.05%, 2/15/46                                                  11,801,481
  4,724,000                         Midwest Connector Capital Co. LLC, 4.625%,
                                    4/1/29 (144A)                                                                         5,062,950
  3,875,000                         MPLX LP, 4.875%, 12/1/24                                                              4,215,355
  3,045,000                         MPLX LP, 4.875%, 6/1/25                                                               3,309,373
  6,920,000                         MPLX LP, 5.5%, 2/15/49                                                                7,859,543
 12,125,000                         Phillips 66 Partners LP, 3.75%, 3/1/28                                               12,362,606
 10,675,000                         Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                          11,704,658
  6,730,000                         Sunoco Logistics Partners Operations LP,
                                    5.35%, 5/15/45                                                                        6,998,988
 10,876,000                         Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                               11,551,449
    786,000                         Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                  870,357
  2,713,000                         Targa Resources Partners LP/Targa Resources Partners
                                    Finance Corp., 5.0%, 1/15/28                                                          2,719,782
  8,870,000                         Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                                   9,013,719
 17,007,000                         Williams Cos., Inc., 5.75%, 6/24/44                                                  19,848,583
  2,475,000                         Williams Cos., Inc., 7.75%, 6/15/31                                                   3,263,170
                                                                                                                     --------------
                                    Total Pipelines                                                                  $  189,539,445
-----------------------------------------------------------------------------------------------------------------------------------
                                    Real Estate -- 0.2%
 10,250,000(a)(c)                   AT Securities BV, 5.25% (5 Year USD Swap
                                    Rate + 355 bps)                                                                  $   10,029,625
                                                                                                                     --------------
                                    Total Real Estate                                                                $   10,029,625
-----------------------------------------------------------------------------------------------------------------------------------
                                    REITs -- 1.5%
  2,681,000                         Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                            $    2,682,117
  2,768,000                         Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                                  2,903,367
  1,350,000                         Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                 1,416,229
  3,415,000                         Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                   3,600,219
  3,450,000                         Duke Realty LP, 3.625%, 4/15/23                                                       3,568,749
  8,560,000                         Duke Realty LP, 3.75%, 12/1/24                                                        8,957,392
  9,500,000                         Essex Portfolio LP, 3.5%, 4/1/25                                                      9,812,504
  1,480,000                         Essex Portfolio LP, 3.625%, 5/1/27                                                    1,537,165
  6,805,000                         Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                 6,875,063
  4,675,000                         Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                4,818,365
  2,032,000                         Highwoods Realty LP, 3.2%, 6/15/21                                                    2,046,369
  3,390,000                         Highwoods Realty LP, 3.625%, 1/15/23                                                  3,463,460
  7,105,000                         Highwoods Realty LP, 4.125%, 3/15/28                                                  7,400,895
  1,800,000                         SBA Tower Trust, 2.877%, 7/9/21 (144A)                                                1,803,263
  6,975,000                         SBA Tower Trust, 3.869%, 10/8/24 (144A)                                               7,202,287

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    REITs -- (continued)
  1,520,000                         UDR, Inc., 2.95%, 9/1/26                                                         $    1,511,179
  6,077,000                         UDR, Inc., 4.0%, 10/1/25                                                              6,460,009
  5,300,000                         UDR, Inc., 4.4%, 1/26/29                                                              5,790,914
                                                                                                                     --------------
                                    Total REITs                                                                      $   81,849,546
-----------------------------------------------------------------------------------------------------------------------------------
                                    Retail -- 0.2%
  7,040,000                         Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                            $    7,182,410
  3,994,000                         AutoZone, Inc., 2.5%, 4/15/21                                                         4,003,223
                                                                                                                     --------------
                                    Total Retail                                                                     $   11,185,633
-----------------------------------------------------------------------------------------------------------------------------------
                                    Semiconductors -- 0.1%
  4,470,000                         Broadcom, Inc., 3.625%, 10/15/24 (144A)                                          $    4,492,220
  3,485,000                         Broadcom, Inc., 4.25%, 4/15/26 (144A)                                                 3,536,841
                                                                                                                     --------------
                                    Total Semiconductors                                                             $    8,029,061
-----------------------------------------------------------------------------------------------------------------------------------
                                    Software -- 0.2%
  5,501,000                         Fiserv, Inc., 3.8%, 10/1/23                                                      $    5,786,449
  5,650,000                         salesforce.com, Inc., 3.7%, 4/11/28                                                   6,091,469
                                                                                                                     --------------
                                    Total Software                                                                   $   11,877,918
-----------------------------------------------------------------------------------------------------------------------------------
                                    Telecommunications -- 0.2%
  5,227,000                         CommScope Technologies LLC, 5.0%, 3/15/27 (144A)                                 $    4,547,490
  3,989,000                         Level 3 Financing, Inc., 5.375%, 1/15/24                                              4,078,753
                                                                                                                     --------------
                                    Total Telecommunications                                                         $    8,626,243
-----------------------------------------------------------------------------------------------------------------------------------
                                    Transportation -- 0.3%
 13,715,000                         Union Pacific Corp., 3.375%, 2/1/35                                              $   13,650,188
                                                                                                                     --------------
                                    Total Transportation                                                             $   13,650,188
-----------------------------------------------------------------------------------------------------------------------------------
                                    Trucking & Leasing -- 0.3%
  6,623,000                         Penske Truck Leasing Co. LP/PTL Finance Corp., 2.7%,
                                    3/14/23 (144A)                                                                   $    6,620,271
  4,825,000                         Penske Truck Leasing Co. LP/PTL Finance Corp.,
                                    3.375%, 2/1/22 (144A)                                                                 4,918,793
  4,615,000                         Penske Truck Leasing Co. LP/PTL Finance Corp., 4.2%,
                                    4/1/27 (144A)                                                                         4,797,107
                                                                                                                     --------------
                                    Total Trucking & Leasing                                                         $   16,336,171
-----------------------------------------------------------------------------------------------------------------------------------
                                    Water -- 0.1%
  3,340,000                         Aqua America, Inc., 3.566%, 5/1/29                                               $    3,470,901
                                                                                                                     --------------
                                    Total Water                                                                      $    3,470,901
-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $1,467,257,093)                                                            $1,527,317,148
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 45

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BOND -- 0.2%
                                    of Net Assets
                                    Mexico -- 0.2%
 13,425,000                         Mexico Government International Bond, 4.6%, 2/10/48                              $   13,827,884
                                                                                                                     --------------
                                    Total Mexico                                                                     $   13,827,884
-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BOND
                                    (Cost $12,361,309)                                                               $   13,827,884
-----------------------------------------------------------------------------------------------------------------------------------
                                    INSURANCE-LINKED SECURITIES -- 3.1%
                                    of Net Assets(f)
                                    Catastrophe Linked Bonds -- 1.0%
                                    Earthquakes -- California -- 0.1%
  2,700,000(b)                      Ursa Re, 5.587% (3 Month U.S. Treasury Bill +
                                    350 bps), 5/27/20 (144A)                                                         $    2,672,730
  3,000,000(b)                      Ursa Re, 6.087% (3 Month U.S. Treasury Bill +
                                    400 bps), 12/10/19 (144A)                                                             2,960,700
    800,000(b)                      Ursa Re, 8.087% (3 Month U.S. Treasury Bill +
                                    600 bps), 5/27/20 (144A)                                                                791,760
                                                                                                                     --------------
                                                                                                                     $    6,425,190
-----------------------------------------------------------------------------------------------------------------------------------
                                    Earthquakes -- Chile -- 0.0%+
  1,500,000(b)                      International Bank for Reconstruction & Development,
                                    4.818% (3 Month USD LIBOR + 250 bps),
                                    2/15/21 (144A)                                                                   $    1,486,200
-----------------------------------------------------------------------------------------------------------------------------------
                                    Earthquakes -- Colombia -- 0.0%+
  1,250,000(b)                      International Bank for Reconstruction & Development,
                                    5.318% (3 Month USD LIBOR + 300 bps),
                                    2/15/21 (144A)                                                                   $    1,236,125
-----------------------------------------------------------------------------------------------------------------------------------
                                    Earthquakes -- Mexico -- 0.0%+
  1,050,000(b)                      International Bank for Reconstruction & Development,
                                    4.818% (3 Month USD LIBOR + 250 bps),
                                    2/14/20 (144A)                                                                   $    1,040,760
-----------------------------------------------------------------------------------------------------------------------------------
                                    Earthquakes -- U.S. -- 0.1%
  1,150,000(b)                      Acorn Re, 5.151% (3 Month USD LIBOR + 275 bps),
                                    11/10/21 (144A)                                                                  $    1,136,200
    700,000(b)                      Kilimanjaro Re, 5.837% (3 Month U.S. Treasury Bill +
                                    375 bps), 11/25/19 (144A)                                                               694,400
                                                                                                                     --------------
                                                                                                                     $    1,830,600
-----------------------------------------------------------------------------------------------------------------------------------
                                    Health -- U.S. -- 0.1%
  2,900,000(b)                      Vitality Re VII, 4.237% (3 Month U.S. Treasury Bill +
                                    215 bps), 1/7/20 (144A)                                                          $    2,906,960
  1,000,000(b)                      Vitality Re VII, 4.737% (3 Month U.S. Treasury Bill +
                                    265 bps), 1/7/20 (144A)                                                               1,005,600
                                                                                                                     --------------
                                                                                                                     $    3,912,560
-----------------------------------------------------------------------------------------------------------------------------------
                                    Flood -- U.S. -- 0.0%+
    250,000(b)                      FloodSmart Re, 13.337% (3 Month U.S. Treasury Bill +
                                    1,125 bps), 3/7/22 (144A)                                                        $      249,750
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- U.S. -- 0.4%
  2,000,000(b)                      Bowline Re, 6.587% (3 Month U.S. Treasury Bill +
                                    450 bps), 5/23/22 (144A)                                                         $    1,936,000
  1,350,000(b)                      Caelus Re IV, 7.337% (3 Month U.S. Treasury Bill +
                                    525 bps), 3/6/20 (144A)                                                               1,329,750
    750,000(b)                      Caelus Re V, 5.217% (3 Month U.S. Treasury Bill +
                                    313 bps), 6/5/20 (144A)                                                                 674,925
  1,000,000(b)                      Caelus Re V, 6.847% (1 Month U.S. Treasury Bill +
                                    476 bps), 6/5/20 (144A)                                                                 250,000
  2,000,000(b)                      Kilimanjaro Re, 7.338% (3 Month USD LIBOR +
                                    494 bps), 5/6/22 (144A)                                                               1,930,200
  3,000,000(b)                      Kilimanjaro Re, 8.837% (3 Month U.S. Treasury Bill +
                                    675 bps), 12/6/19 (144A)                                                              2,964,300
  1,500,000(b)                      Kilimanjaro Re, 11.337% (3 Month U.S. Treasury Bill +
                                    925 bps), 12/6/19 (144A)                                                              1,465,500
  2,600,000(b)                      Kilimanjaro II Re, 7.633% (6 Month USD LIBOR +
                                    630 bps), 4/20/21 (144A)                                                              2,568,800
  3,500,000(b)                      Kilimanjaro II Re, 9.823% (6 Month USD LIBOR +
                                    791 bps), 4/20/21 (144A)                                                              3,445,050
  1,250,000+(b)                     Panthera Re, 5.587% (3 Month U.S. Treasury Bill +
                                    350 bps), 3/9/20 (144A)                                                               1,253,375
  2,500,000(b)                      Residential Reinsurance 2016, 6.057% (3 Month U.S.
                                    Treasury Bill + 397 bps), 12/6/20 (144A)                                              2,418,250
  1,600,000(b)                      Sanders Re, 5.271% (6 Month USD LIBOR +
                                    307 bps), 12/6/21 (144A)                                                              1,556,640
  1,000,000(b)                      Skyline Re, 4.587% (3 Month U.S. Treasury Bill +
                                    250 bps), 1/6/20 (144A)                                                               1,000,000
                                                                                                                     --------------
                                                                                                                     $   22,792,790
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- U.S. Regional -- 0.1%
  2,500,000(b)                      Long Point Re III, 2.75% (ZERO + 275 bps),
                                    6/1/22 (144A)                                                                    $    2,463,750
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- 0.2%
  1,300,000(b)                      Galilei Re, 7.306% (6 Month USD LIBOR + 479 bps),
                                    1/8/20 (144A)                                                                    $    1,288,430
  1,500,000(b)                      Galilei Re, 7.326% (6 Month USD LIBOR + 479 bps),
                                    1/8/21 (144A)                                                                         1,489,350
  1,300,000(b)                      Galilei Re, 8.116% (6 Month USD LIBOR + 560 bps),
                                    1/8/20 (144A)                                                                         1,285,700
  1,200,000(b)                      Galilei Re, 8.136% (6 Month USD LIBOR + 560 bps),
                                    1/8/21 (144A)                                                                         1,179,960
  1,400,000(b)                      Galilei Re, 9.296% (6 Month USD LIBOR + 678 bps),
                                    1/8/20 (144A)                                                                         1,386,000
  1,500,000(b)                      Galilei Re, 9.316% (6 Month USD LIBOR + 678 bps),
                                    1/8/21 (144A)                                                                         1,485,750
                                                                                                                     --------------
                                                                                                                     $    8,115,190
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 47

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Pandemic -- Worldwide -- 0.0%+
  1,700,000(b)                      International Bank for Reconstruction & Development,
                                    9.365% (6 Month USD LIBOR + 690 bps),
                                    7/15/20 (144A)                                                                   $    1,705,100
-----------------------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- Florida -- 0.0%+
  1,400,000(b)                      Casablanca Re, 6.127% (6 Month USD LIBOR +
                                    402 bps), 6/4/20 (144A)                                                          $    1,403,640
-----------------------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- Japan -- 0.0%+
    500,000(b)                      Aozora Re, 4.343% (6 Month USD LIBOR + 229 bps),
                                    4/7/20 (144A)                                                                    $      493,000
-----------------------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- Texas -- 0.0%+
  1,700,000(b)                      Alamo Re, 5.897% (3 Month U.S. Treasury Bill +
                                    381 bps), 6/8/20 (144A)                                                          $    1,684,870
-----------------------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- U.S. Multistate -- 0.0%+
  1,000,000(b)                      Citrus Re, 2.587% (1 Month U.S. Treasury Bill +
                                    50 bps), 4/9/20 (144A)                                                           $      250,000
                                                                                                                     --------------
                                    Total Catastrophe Linked Bonds                                                   $   55,089,525
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                    Collateralized Reinsurance -- 0.4%
                                    Earthquakes -- California -- 0.0%+
  1,600,000+(g)(h)                  Resilience Re, 10/8/19                                                           $    1,747,040
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Massachusetts -- 0.1%
  5,000,000+(g)(h)                  Denning Re 2018, 7/15/19                                                         $    5,041,996
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- U.S. -- 0.1%
    600,000+(g)(h)                  Dingle Re 2019, 2/1/20                                                           $      558,055
  2,800,000+(g)(h)                  Kingsbarns Re 2017, 5/19/20                                                               2,828
  2,000,000+(g)(h)                  Port Royal Re 2019, 5/31/20                                                           1,951,580
  1,600,000+(g)(h)                  Riviera Re 2019, 5/31/20                                                              1,519,977
                                                                                                                     --------------
                                                                                                                     $    4,032,440
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- U.S. Regional -- 0.1%
  2,500,000+(g)(h)                  Ailsa Re 2019, 6/30/20                                                           $    2,510,000
  1,000,000+(g)(h)                  EC0012 Re, 9/15/19                                                                      999,000
  2,500,000+(g)(h)                  Ocean View Re 2019, 6/30/20                                                           2,368,851
                                                                                                                     --------------
                                                                                                                     $    5,877,851
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- 0.1%
  4,918,415+(h)                     Kilarney Re 2018, 4/15/20                                                        $    2,482,816
     28,000+(h)                     Limestone Re 2016-1, 8/31/21                                                             68,631
     82,000+(h)                     Limestone Re 2016-1, 8/31/21                                                            200,990
  2,000,000+(h)                     Resilience Re, 7/26/19                                                                   16,000
  3,600,000+(h)                     Resilience Re, 4/6/20                                                                       360

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- (continued)
    567,400+(h)                     Seminole Re 2018, 1/15/20                                                        $      234,052
    142,857+(g)(h)                  Seminole Re 2019, 1/31/20                                                               124,342
    553,333+(h)                     Walton Health Re 2018, 6/15/20                                                          276,667
                                                                                                                     --------------
                                                                                                                     $    3,403,858
-----------------------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- Florida -- 0.0%+
  1,500,000+(h)                     Formby Re 2018, 8/31/19                                                          $    1,543,300
    511,212+(g)(h)                  Formby Re 2018-2, 9/30/19                                                                 4,192
                                                                                                                     --------------
                                                                                                                     $    1,547,492
-----------------------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- North Carolina -- 0.0%+
  1,500,000+(g)(h)                  Lahinch Re 2019, 5/31/20                                                         $    1,467,000
-----------------------------------------------------------------------------------------------------------------------------------
                                    Windstorm -- U.S. Regional -- 0.0%+
  1,000,000+(g)(h)                  Oakmont Re 2017, 4/15/20                                                         $       29,400
  2,500,000+(g)(h)                  Oakmont Re 2019, 4/30/20                                                              2,347,801
    250,000+(g)(h)                  Resilience Re, 6/15/20                                                                  121,250
                                                                                                                     --------------
                                                                                                                     $    2,498,451
                                                                                                                     --------------
                                    Total Collateralized Reinsurance                                                 $   25,616,128
-----------------------------------------------------------------------------------------------------------------------------------
                                    Industry Loss Warranties -- 0.1%
                                    Multiperil -- U.S. -- 0.1%
  4,257,500+(h)                     Cypress Re 2018, 7/15/19                                                         $      310,797
  2,300,000+(g)(h)                  Cypress Re 2019, 1/31/20                                                              2,173,575
                                                                                                                     --------------
                                    Total Industry Loss Warranties                                                   $    2,484,372
-----------------------------------------------------------------------------------------------------------------------------------
                                    Reinsurance Sidecars -- 1.6%
                                    Multiperil -- U.S. -- 0.2%
  3,000,000+(g)(h)                  Carnoustie Re 2015, 7/31/20                                                      $        9,600
  3,600,000+(g)(h)                  Carnoustie Re 2016, 11/30/20                                                             97,200
  4,500,000+(g)(h)                  Carnoustie Re 2017, 11/30/21                                                          1,143,900
  2,000,000+(g)(h)                  Carnoustie Re 2018, 12/31/21                                                            199,600
  1,139,928+(g)(h)                  Carnoustie Re 2019, 12/31/22                                                          1,160,511
  1,300,000+(g)(h)                  Castle Stuart Re 2018, 12/1/21                                                        1,096,420
  2,000,000+(g)(i)                  Harambee Re 2018, 12/31/21                                                              371,674
  5,000,000+(g)(i)                  Harambee Re 2019, 12/31/22                                                            5,095,000
  1,000,000+(g)(h)                  Prestwick Re 2015-1, 7/31/20                                                             17,000
  1,200,007+(g)(h)                  Sector Re V, Series 7, Class G, 3/1/22 (144A)                                           860,322
                                                                                                                     --------------
                                                                                                                     $   10,051,227
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- 1.4%
    550,000+(g)(h)                  Alturas Re 2019-1, 3/10/23                                                       $      575,025
  2,800,000+(g)(h)                  Alturas Re 2019-2, 3/10/22                                                            2,847,880
    250,000+(g)(h)                  Alturas Re 2019-3, 9/12/23                                                              250,000

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 49

-----------------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- (continued)
    900,000+(g)(h)                  Arlington Re 2015, 2/1/20                                                        $       43,740
  2,000,000+(g)(h)                  Bantry Re 2016, 3/30/20                                                                 161,200
  1,500,000+(g)(h)                  Bantry Re 2017, 3/31/20                                                                 475,650
  2,000,000+(g)(h)                  Bantry Re 2018, 12/31/21                                                                122,800
  5,000,000+(g)(h)                  Bantry Re 2019, 12/31/22                                                              5,114,411
  2,000,000+(g)(h)                  Berwick Re 2017-1, 2/1/20                                                                66,200
 10,192,268+(h)                     Berwick Re 2018-1, 12/31/21                                                           1,682,743
  7,846,828+(g)(h)                  Berwick Re 2019-1, 12/31/22                                                           8,102,109
  1,250,000+(g)(i)                  Blue Lotus Re 2018, 12/31/21                                                          1,339,500
    125,000+(g)(h)                  Eden Re II, 3/22/22 (144A)                                                              297,038
    185,850+(g)(h)                  Eden Re II, 3/22/22 (144A)                                                              394,355
    600,000+(g)(h)                  Eden Re II, 3/22/23 (144A)                                                              636,420
  5,906,150+(g)(h)                  Eden Re II, 3/22/23 (144A)                                                            6,261,110
  3,500,000+(g)(h)                  Gleneagles Re 2016, 11/30/20                                                            109,340
  1,000,000+(g)(h)                  Gleneagles Re 2018, 12/31/21                                                            118,300
    886,832+(g)(h)                  Gleneagles Re 2019, 12/31/22                                                            914,797
  2,118,314+(h)                     Gullane Re 2018, 12/31/21                                                             1,998,841
  2,500,000+(g)(h)                  Limestone Re 2018, 3/1/22                                                             2,688,750
    500,000+(g)(h)                  Limestone Re 2019, 9/9/22                                                               516,100
    500,000+(g)(i)                  Lion Rock Re 2019, 1/31/20                                                              517,950
  3,000,000+(g)(i)                  Lorenz Re 2017, 3/31/20                                                                  51,300
  5,000,000+(g)(i)                  Lorenz Re 2018, 7/1/21                                                                3,699,000
    420,872+(g)(i)                  Lorenz Re 2019, 6/30/22                                                                 420,872
  7,000,000+(g)(h)                  Merion Re 2018-2, 12/31/21                                                            7,013,300
  1,000,000+(g)(i)                  NCM Re 2019, 12/31/22                                                                 1,047,400
  3,600,000+(h)                     Pangaea Re 2015-1, 2/1/20                                                                 4,680
  4,000,000+(h)                     Pangaea Re 2015-2, 11/30/19                                                               3,600
  4,500,000+(h)                     Pangaea Re 2016-1, 11/30/20                                                              14,850
  3,000,000+(h)                     Pangaea Re 2016-2, 11/30/20                                                              10,800
  3,000,000+(h)                     Pangaea Re 2017-1, 11/30/21                                                              48,300
  3,800,000+(g)(h)                  Pangaea Re 2018-1, 12/31/21                                                             223,440
  6,500,000+(g)(h)                  Pangaea Re 2018-3, 7/1/22                                                             5,101,850
  4,017,011+(g)(h)                  Pangaea Re 2019-1, 2/1/23                                                             4,099,323
  2,100,000+(g)(h)                  Sector Re V, Series 7, Class A, 12/1/23 (144A)                                        2,188,718
    300,000+(g)(h)                  Sector Re V, Series 7, Class C, 12/1/22 (144A)                                          145,900
    300,000+(g)(h)                  Sector Re V, Series 7, Class C, 12/1/22 (144A)                                          145,900
    400,000+(g)(h)                  Sector Re V, Series 8, Class D, 12/1/23 (144A)                                          416,899
        758+(g)(h)                  Sector Re V, Series 8, Class F, 3/1/23 (144A)                                            39,743
      2,557+(g)(h)                  Sector Re V, Series 8, Class G, 3/1/23 (144A)                                            96,140
  1,500,000+(g)(h)                  Sector Re V, Series 9, Class A, 3/1/24 (144A)                                         1,536,192
    900,000+(g)(h)                  Sector Re V, Series 9, Class G, 3/1/24 (144A)                                           912,489
  2,000,000+(g)(h)                  Silverton Re 2017, 9/16/19 (144A)                                                        24,400
  3,000,000+(g)(h)                  St. Andrews Re 2017-1, 2/1/20                                                           203,400

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Multiperil -- Worldwide -- (continued)
  1,737,984+(g)(h)                  St. Andrews Re 2017-4, 6/1/20                                                    $      171,018
    500,000+(g)(i)                  Thopas Re 2018, 12/31/21                                                                 90,550
  3,000,000+(g)(i)                  Thopas Re 2019, 12/31/22                                                              3,132,600
  4,000,000+(h)                     Versutus Re 2017, 11/30/21                                                               30,400
  2,000,000+(g)(h)                  Versutus Re 2018, 12/31/21                                                                4,600
  1,734,905+(g)(h)                  Versutus Re 2019-B, 12/31/21                                                          1,774,461
  1,765,095+(g)(h)                  Versutus Re 2019-A, 12/31/21                                                          1,805,339
  1,000,000+(g)(i)                  Viribus Re 2018, 12/31/21                                                               238,400
  3,650,000+(g)(i)                  Viribus Re 2019, 12/31/22                                                             3,925,575
  1,623,326+(h)                     Woburn Re 2018, 12/31/21                                                                689,914
  4,979,452+(g)(h)                  Woburn Re 2019, 12/31/22                                                              5,167,622
                                                                                                                     --------------
                                                                                                                     $   79,713,234
                                                                                                                     --------------
                                    Total Reinsurance Sidecars                                                       $   89,764,461
-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INSURANCE-LINKED SECURITIES
                                    (Cost $178,914,867)                                                              $  172,954,486
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 0.3% of Net Assets(j)
                                    Municipal General Obligation -- 0.1%
  2,335,000                         Virginia Commonwealth Transportation Board,
                                    Transportation Capital Projects, 4.0%, 5/15/32                                   $    2,541,554
                                                                                                                     --------------
                                    Total Municipal General Obligation                                               $    2,541,554
-----------------------------------------------------------------------------------------------------------------------------------
                                    Municipal Higher Education -- 0.2%
    525,000                         Amherst College, 3.794%, 11/1/42                                                 $      546,025
  7,425,000                         Massachusetts Development Finance Agency, Harvard
                                    University, Series A, 5.0%, 7/15/40                                                  10,363,518
                                                                                                                     --------------
                                    Total Municipal Higher Education                                                 $   10,909,543
-----------------------------------------------------------------------------------------------------------------------------------
                                    Municipal Transportation -- 0.0%+
    600,000                         Port Authority of New York & New Jersey,
                                    Consolidated-174th, 4.458%, 10/1/62                                              $      719,070
                                                                                                                     --------------
                                    Total Municipal Transportation                                                   $      719,070
-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $13,892,320)                                                               $   14,170,167
-----------------------------------------------------------------------------------------------------------------------------------
                                    SENIOR SECURED FLOATING RATE LOAN
                                    INTERESTS -- 1.7% of Net Assets*(b)
                                    Automobile -- 0.2%
  4,108,813                         American Axle & Manufacturing, Inc., Tranche B Term
                                    Loan, 4.721% (LIBOR + 225 bps), 4/6/24                                           $    4,028,177
  1,347,124                         Cooper-Standard Automotive, Inc., Additional Term B-1
                                    Loan, 4.402% (LIBOR + 200 bps), 11/2/23                                               1,296,607

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 51

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Automobile -- (continued)
  1,431,664                         CWGS Group LLC (aka Camping World, Inc.), Term
                                    Loan, 5.19% (LIBOR + 275 bps), 11/8/23                                           $    1,324,289
  1,396,667                         Goodyear Tire & Rubber Co., Second Lien Term Loan,
                                    4.4% (LIBOR + 200 bps), 3/3/25                                                        1,379,208
    729,488                         Navistar, Inc., Tranche B Term Loan, 5.91% (LIBOR +
                                    350 bps), 11/6/24                                                                       729,792
  1,334,117                         TI Group Automotive Systems LLC, Initial US Term
                                    Loan, 4.902% (LIBOR + 250 bps), 6/30/22                                               1,324,520
                                                                                                                     --------------
                                    Total Automobile                                                                 $   10,082,593
-----------------------------------------------------------------------------------------------------------------------------------
                                    Beverage, Food & Tobacco -- 0.1%
  1,673,075                         Darling Ingredients, Inc. (fka Darling International, Inc.),
                                    Term B Loan, 4.41% (LIBOR + 200 bps), 12/18/24                                   $    1,675,585
  3,729,449                         JBS USA Lux SA (fka JBS USA LLC), New Term Loan,
                                    4.902% (LIBOR + 250 bps), 5/1/26                                                      3,727,636
                                                                                                                     --------------
                                    Total Beverage, Food & Tobacco                                                   $    5,403,221
-----------------------------------------------------------------------------------------------------------------------------------
                                    Broadcasting & Entertainment -- 0.0%+
    408,127                         UPC Financing Partnership, Facility AR, 4.894%
                                    (LIBOR + 250 bps), 1/15/26                                                       $      408,040
                                                                                                                     --------------
                                    Total Broadcasting & Entertainment                                               $      408,040
-----------------------------------------------------------------------------------------------------------------------------------
                                    Buildings & Real Estate -- 0.0%+
    143,237                         Builders FirstSource, Inc., Refinancing Term Loan,
                                    5.33% (LIBOR + 300 bps), 2/29/24                                                 $      142,958
  1,592,632                         Uniti Group, Inc., Shortfall Term Loan, 7.402%
                                    (LIBOR + 500 bps), 10/24/22                                                           1,556,201
                                                                                                                     --------------
                                    Total Buildings & Real Estate                                                    $    1,699,159
-----------------------------------------------------------------------------------------------------------------------------------
                                    Chemicals -- 0.0%+
    409,195                         Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy
                                    SCA), Tranche B-2 Term Loan, 5.771% (LIBOR +
                                    325 bps), 9/13/23                                                                $      402,034
    308,296                         Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy
                                    SCA), Tranche B-3 Term Loan, 5.771% (LIBOR +
                                    325 bps), 9/13/23                                                                       302,901
                                                                                                                     --------------
                                    Total Chemicals                                                                  $      704,935
-----------------------------------------------------------------------------------------------------------------------------------
                                    Chemicals, Plastics & Rubber -- 0.1%
    994,962                         Axalta Coating Systems Dutch Holding B BV (Axalta
                                    Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
                                    Loan, 4.08% (LIBOR + 175 bps), 6/1/24                                            $      985,013
    488,750                         Berry Global, Inc. (fka Berry Plastics Corp.), Term R
                                    Loan, 4.412% (LIBOR + 200 bps), 1/19/24                                                 484,779
    235,216                         Element Solutions, Inc. (Macdermid, Inc.), Initial Term
                                    Loan, 4.652% (LIBOR + 225 bps), 1/30/26                                                 234,873
    384,378                         Infiltrator Water Technologies LLC, First Lien Term B-2
                                    Loan, 5.33% (LIBOR + 300 bps), 5/27/22                                                  382,936

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Chemicals, Plastics & Rubber -- (continued)
    514,929                         Omnova Solutions, Inc., Term B-2 Loan, 5.652%
                                    (LIBOR + 325 bps), 8/25/23                                                       $      515,253
  1,431,110                         Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                                    5.374% (LIBOR + 300 bps), 9/23/24                                                     1,418,290
                                                                                                                     --------------
                                    Total Chemicals, Plastics & Rubber                                               $    4,021,144
-----------------------------------------------------------------------------------------------------------------------------------
                                    Computers & Electronics -- 0.1%
  1,060,366                         Energy Acquisition LP (aka Electrical Components
                                    International), First Lien Initial Term Loan,
                                    6.58% (LIBOR + 425 bps), 6/26/25                                                 $    1,033,857
  2,135,722                         Microchip Technology, Inc., Initial Term Loan, 4.41%
                                    (LIBOR + 200 bps), 5/29/25                                                            2,128,771
    798,040                         ON Semiconductor Corp., 2018 New Replacement
                                    Term B-3 Loan, 4.152% (LIBOR + 175 bps), 3/31/23                                        788,785
                                                                                                                     --------------
                                    Total Computers & Electronics                                                    $    3,951,413
-----------------------------------------------------------------------------------------------------------------------------------
                                    Diversified & Conglomerate Service -- 0.2%
    563,714                         Bright Horizons Family Solutions LLC (fka Bright
                                    Horizons Family Solutions, Inc.), Term B Loan, 4.158%
                                    (LIBOR + 175bps/PRIME + 75 bps), 11/7/23                                         $      564,591
  1,244,750                         Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                                    Closing Date Term Loan, 5.152% (LIBOR +
                                    275 bps), 3/1/24                                                                      1,236,711
    637,000                         Constellis Holdings LLC, First Lien Term B Loan, 7.583%
                                    (LIBOR + 500 bps), 4/21/24                                                              487,305
    499,065                         Filtration Group Corp., Initial Dollar Term Loan, 5.402%
                                    (LIBOR + 300 bps), 3/29/25                                                              498,619
  2,328,120                         NVA Holdings, Inc., First Lien Term B-3 Loan, 5.152%
                                    (LIBOR + 275 bps), 2/2/25                                                             2,327,149
  1,075,250                         Team Health Holdings, Inc., Initial Term Loan, 5.152%
                                    (LIBOR + 275 bps), 2/6/24                                                               947,564
                                                                                                                     --------------
                                    Total Diversified & Conglomerate Service                                         $    6,061,939
-----------------------------------------------------------------------------------------------------------------------------------
                                    Electric & Electrical -- 0.0%+
  1,243,687                         Dell International LLC (EMC Corp.), Refinancing
                                    Term B Loan, 4.41% (LIBOR + 200 bps), 9/7/23                                     $    1,238,609
    224,359                         Micron Technology, Inc., Term Loan, 4.16% (LIBOR +
                                    175 bps), 4/26/22                                                                       224,429
    460,605                         Rackspace Hosting, Inc., First Lien Term B Loan,
                                    5.576% (LIBOR + 300 bps), 11/3/23                                                       425,714
                                                                                                                     --------------
                                    Total Electric & Electrical                                                      $    1,888,752
-----------------------------------------------------------------------------------------------------------------------------------
                                    Electronics -- 0.2%
    167,514                         Avast Software BV, 2018 Refinancing Dollar Term
                                    Loan, 4.58% (LIBOR + 225 bps), 9/29/23                                           $      167,451
  1,341,753                         Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan,
                                    4.91% (LIBOR + 250 bps), 7/2/21                                                       1,317,434

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 53

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Electronics -- (continued)
  4,948,186                         Scientific Games International, Inc., Initial Term B-5
                                    Loan, 5.216% (LIBOR + 275 bps), 8/14/24                                          $    4,880,148
  4,641,499                         Western Digital Corp., U.S. Term B-4 Loan, 4.152%
                                    (LIBOR + 175 bps), 4/29/23                                                            4,549,829
                                                                                                                     --------------
                                    Total Electronics                                                                $   10,914,862
-----------------------------------------------------------------------------------------------------------------------------------
                                    Environmental Services -- 0.0%+
    955,615                         GFL Environmental, Inc., Effective Date Incremental
                                    Term Loan, 5.402% (LIBOR + 300 bps), 5/30/25                                     $      941,041
                                                                                                                     --------------
                                    Total Environmental Services                                                     $      941,041
-----------------------------------------------------------------------------------------------------------------------------------
                                    Finance -- 0.0%+
  1,318,874                         Trans Union LLC, 2017 Replacement Term B-3 Loan,
                                    4.402% (LIBOR + 200 bps), 4/10/23                                                $    1,318,756
                                                                                                                     --------------
                                    Total Finance                                                                    $    1,318,756
-----------------------------------------------------------------------------------------------------------------------------------
                                    Financial Services -- 0.1%
  2,411,395                         RPI Finance Trust, Initial Term B-6 Loan, 4.402%
                                    (LIBOR + 200 bps), 3/27/23                                                       $    2,416,562
                                                                                                                     --------------
                                    Total Financial Services                                                         $    2,416,562
-----------------------------------------------------------------------------------------------------------------------------------
                                    Healthcare & Pharmaceuticals -- 0.2%
    717,895                         Alkermes, Inc., 2023 Term Loan, 4.67% (LIBOR +
                                    225 bps), 3/27/23                                                                $      715,651
    491,250                         Alphabet Holding Co., Inc. (aka Nature's Bounty),
                                    First Lien Initial Term Loan, 5.902% (LIBOR +
                                    350 bps), 9/26/24                                                                       464,999
    240,994                         DaVita, Inc. (fka DaVita HealthCare Partners, Inc.),
                                    Tranche B Term Loan, 5.135% (LIBOR +
                                    275 bps), 6/24/21                                                                       241,145
  4,996,272                         Endo Luxembourg Finance Co. I S.a r.l., Initial Term
                                    Loan, 6.688% (LIBOR + 425 bps), 4/29/24                                               4,699,618
    398,941                         Gentiva Health Services, Inc., First Lien Closing Date
                                    Initial Term Loan, 6.188% (LIBOR +
                                    375 bps), 7/2/25                                                                        399,679
    708,687                         Grifols Worldwide Operations, Ltd., Tranche B Term
                                    Loan, 4.635% (LIBOR + 225 bps), 1/31/25                                                 707,479
  1,409,024                         HCA, Inc., Tranche B-11 Term Loan, 4.08% (LIBOR +
                                    175 bps), 3/17/23                                                                     1,411,078
    719,081                         Sterigenics-Nordion Holdings LLC, Incremental Term
                                    Loan, 5.402% (LIBOR + 300 bps), 5/15/22                                                 711,591
                                                                                                                     --------------
                                    Total Healthcare & Pharmaceuticals                                               $    9,351,240
-----------------------------------------------------------------------------------------------------------------------------------
                                    Healthcare, Education & Childcare -- 0.1%
    770,000                         Alliance HealthCare Services, Inc., First Lien Initial Term
                                    Loan, 6.902% (LIBOR + 450 bps), 10/24/23                                         $      743,050
    566,162                         Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                                    International, Inc.), Initial Term Loan, 5.412%
                                    (LIBOR + 300 bps), 6/2/25                                                               566,516

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Healthcare, Education & Childcare -- (continued)
  2,194,004                         KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                                    Term B-3 Loan, 6.08% (LIBOR + 375 bps), 2/21/25                                  $    2,190,164
  1,044,863                         Select Medical Corp., Tranche B Term Loan, 4.85%
                                    (LIBOR + 250 bps), 3/6/25                                                             1,043,531
                                                                                                                     --------------
                                    Total Healthcare, Education & Childcare                                          $    4,543,261
-----------------------------------------------------------------------------------------------------------------------------------
                                    Home & Office Furnishings -- 0.0%+
        653                         Serta Simmons Bedding LLC, First Lien Initial Term
                                    Loan, 5.908% (LIBOR + 350 bps), 11/8/23                                          $          422
                                                                                                                     --------------
                                    Total Home & Office Furnishings                                                  $          422
-----------------------------------------------------------------------------------------------------------------------------------
                                    Hotel, Gaming & Leisure -- 0.0%+
  1,670,358                         1011778 BC Unlimited Liability Co. (New Red
                                    Finance, Inc.) (aka Burger King/Tim Hortons),
                                    Term B-3 Loan, 4.652% (LIBOR + 225 bps), 2/16/24                                 $    1,661,223
                                                                                                                     --------------
                                    Total Hotel, Gaming & Leisure                                                    $    1,661,223
-----------------------------------------------------------------------------------------------------------------------------------
                                    Insurance -- 0.1%
  3,829,438                         Asurion LLC (fka Asurion Corp.), New Term B-7 Loan,
                                    5.402% (LIBOR + 300 bps), 11/3/24                                                $    3,825,846
    420,807                         MPH Acquisition Holdings LLC, Initial Term Loan,
                                    5.08% (LIBOR + 275 bps), 6/7/23                                                         403,361
    835,125                         USI, Inc. (fka Compass Investors, Inc.), 2017 New
                                    Term Loan, 5.33% (LIBOR + 300 bps), 5/16/24                                             815,813
                                                                                                                     --------------
                                    Total Insurance                                                                  $    5,045,020
-----------------------------------------------------------------------------------------------------------------------------------
                                    Leasing -- 0.1%
    941,582                         Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan,
                                    4.133% (LIBOR + 175 bps), 1/15/25                                                $      941,681
  2,715,625                         IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
                                    Tranche B-1 Term Loan, 6.152% (LIBOR +
                                    375 bps), 9/11/23                                                                     2,713,363
                                                                                                                     --------------
                                    Total Leasing                                                                    $    3,655,044
-----------------------------------------------------------------------------------------------------------------------------------
                                    Leisure & Entertainment -- 0.0%+
    550,279                         AMC Entertainment Holdings, Inc. (fka AMC
                                    Entertainment, Inc.), Term B-1 Loan, 5.23% (LIBOR +
                                    300 bps), 4/22/26                                                                $      549,978
    375,088                         Fitness International LLC, Term B Loan, 5.652%
                                    (LIBOR + 325 bps), 4/18/25                                                              373,056
  1,257,239                         Six Flags Theme Parks, Inc., Tranche B Term Loan,
                                    4.41% (LIBOR + 200 bps), 4/17/26                                                      1,259,596
                                                                                                                     --------------
                                    Total Leisure & Entertainment                                                    $    2,182,630
-----------------------------------------------------------------------------------------------------------------------------------
                                    Machinery -- 0.0%+
  1,159,642                         NN, Inc., Tranche B Term Loan, 6.152% (LIBOR +
                                    375 bps), 10/19/22                                                               $    1,144,663
                                                                                                                     --------------
                                    Total Machinery                                                                  $    1,144,663
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 55

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    Metals & Mining -- 0.0%+
    500,778                         BWay Holding Co., Initial Term Loan, 5.854% (LIBOR +
                                    325 bps), 4/3/24                                                                 $      484,659
                                                                                                                     --------------
                                    Total Metals & Mining                                                            $      484,659
-----------------------------------------------------------------------------------------------------------------------------------
                                    Printing & Publishing -- 0.0%+
  1,274,000                         Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan,
                                    4.412% (LIBOR + 200 bps), 10/4/23                                                $    1,263,307
                                                                                                                     --------------
                                    Total Printing & Publishing                                                      $    1,263,307
-----------------------------------------------------------------------------------------------------------------------------------
                                    Professional & Business Services -- 0.0%+
    587,534                         GW Honos Security Corp. (Garda World Security Corp.),
                                    Term B Loan, 6.025% (LIBOR + 350bps/PRIME +
                                    250 bps), 5/24/24                                                                $      584,376
    987,500                         Lamar Media Corp., Term B Loan, 4.125% (LIBOR +
                                    175 bps), 3/14/25                                                                       989,963
                                                                                                                     --------------
                                    Total Professional & Business Services                                           $    1,574,339
-----------------------------------------------------------------------------------------------------------------------------------
                                    Retail -- 0.0%+
    535,000                         Staples, Inc., 2019 Refinancing New Term B-2 Loan,
                                    7.101% (LIBOR + 450 bps), 9/12/24                                                $      525,972
                                                                                                                     --------------
                                    Total Retail                                                                     $      525,972
-----------------------------------------------------------------------------------------------------------------------------------
                                    Telecommunications -- 0.1%
  4,115,949                         CenturyLink, Inc., Initial Term B Loan, 5.152% (LIBOR +
                                    275 bps), 1/31/25                                                                $    4,024,625
    895,500                         Ciena Corp., Refinancing Term Loan, 4.383% (LIBOR +
                                    200 bps), 9/26/25                                                                       896,480
    904,891                         Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
                                    Tranche B-1 Term Loan, 4.402% (LIBOR +
                                    200 bps), 2/15/24                                                                       905,941
  1,200,000                         Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                                    4.652% (LIBOR + 225 bps), 2/22/24                                                     1,191,625
  1,270,750                         Sprint Communications, Inc., Initial Term Loan, 4.938%
                                    (LIBOR + 250 bps), 2/2/24                                                             1,253,807
                                                                                                                     --------------
                                    Total Telecommunications                                                         $    8,272,478
-----------------------------------------------------------------------------------------------------------------------------------
                                    Utilities -- 0.1%
    938,698                         Eastern Power LLC (Eastern Covert Midco LLC)
                                    (aka TPF II LC LLC), Term Loan, 6.152% (LIBOR +
                                    375 bps), 10/2/23                                                                $      939,088
  1,481,735                         Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                                    Initial Term Loan, 4.402% (LIBOR +
                                    200 bps), 8/4/23                                                                      1,481,646
                                                                                                                     --------------
                                    Total Utilities                                                                  $    2,420,734
-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR SECURED FLOATING RATE
                                    LOAN INTERESTS
                                    (Cost $93,031,879)                                                               $   91,937,409
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    32.1% of Net Assets
  1,040,449                         Fannie Mae, 2.5%, 7/1/30                                                         $    1,048,325
  1,101,042                         Fannie Mae, 2.5%, 7/1/30                                                              1,109,881
  1,838,124                         Fannie Mae, 2.5%, 7/1/30                                                              1,852,866
    220,410                         Fannie Mae, 2.5%, 12/1/42                                                               219,223
    229,747                         Fannie Mae, 2.5%, 12/1/42                                                               229,048
    213,639                         Fannie Mae, 2.5%, 1/1/43                                                                212,989
     86,357                         Fannie Mae, 2.5%, 2/1/43                                                                 86,094
    111,880                         Fannie Mae, 2.5%, 2/1/43                                                                111,090
  2,343,606                         Fannie Mae, 2.5%, 2/1/43                                                              2,336,476
    326,211                         Fannie Mae, 2.5%, 3/1/43                                                                325,219
    118,790                         Fannie Mae, 2.5%, 4/1/43                                                                118,428
    288,088                         Fannie Mae, 2.5%, 8/1/43                                                                287,211
    226,967                         Fannie Mae, 2.5%, 12/1/43                                                               226,277
    162,194                         Fannie Mae, 2.5%, 3/1/44                                                                161,701
    198,806                         Fannie Mae, 2.5%, 4/1/45                                                                197,401
    305,011                         Fannie Mae, 2.5%, 4/1/45                                                                302,856
    410,679                         Fannie Mae, 2.5%, 4/1/45                                                                407,777
    430,367                         Fannie Mae, 2.5%, 4/1/45                                                                427,326
    496,118                         Fannie Mae, 2.5%, 4/1/45                                                                492,612
    523,817                         Fannie Mae, 2.5%, 4/1/45                                                                520,115
  1,177,757                         Fannie Mae, 2.5%, 4/1/45                                                              1,169,434
  1,369,780                         Fannie Mae, 2.5%, 4/1/45                                                              1,360,101
     69,821                         Fannie Mae, 2.5%, 5/1/45                                                                 69,328
     75,525                         Fannie Mae, 2.5%, 7/1/45                                                                 74,991
    249,863                         Fannie Mae, 2.5%, 8/1/45                                                                248,097
     86,664                         Fannie Mae, 2.5%, 1/1/46                                                                 86,052
  2,888,993                         Fannie Mae, 3.0%, 9/1/28                                                              2,960,972
  2,613,306                         Fannie Mae, 3.0%, 10/1/30                                                             2,673,009
  1,072,590                         Fannie Mae, 3.0%, 4/1/31                                                              1,096,400
 15,158,877                         Fannie Mae, 3.0%, 8/1/42                                                             15,420,030
  3,602,141                         Fannie Mae, 3.0%, 9/1/42                                                              3,673,108
  1,081,996                         Fannie Mae, 3.0%, 12/1/42                                                             1,103,984
  2,164,206                         Fannie Mae, 3.0%, 2/1/43                                                              2,208,185
    589,241                         Fannie Mae, 3.0%, 5/1/43                                                                601,215
  8,004,047                         Fannie Mae, 3.0%, 5/1/43                                                              8,141,969
    555,052                         Fannie Mae, 3.0%, 7/1/43                                                                564,616
  1,372,911                         Fannie Mae, 3.0%, 8/1/43                                                              1,396,567
  3,868,163                         Fannie Mae, 3.0%, 9/1/43                                                              3,934,815
    711,324                         Fannie Mae, 3.0%, 3/1/45                                                                725,329
  5,990,398                         Fannie Mae, 3.0%, 6/1/45                                                              6,115,739
    623,322                         Fannie Mae, 3.0%, 5/1/46                                                                637,146
    801,518                         Fannie Mae, 3.0%, 5/1/46                                                                817,807

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 57

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
  4,394,756                         Fannie Mae, 3.0%, 9/1/46                                                         $    4,452,591
  8,090,891                         Fannie Mae, 3.0%, 10/1/46                                                             8,196,534
  8,196,739                         Fannie Mae, 3.0%, 11/1/46                                                             8,303,344
  6,970,266                         Fannie Mae, 3.0%, 1/1/47                                                              7,124,850
  2,566,226                         Fannie Mae, 3.0%, 3/1/47                                                              2,599,471
  2,230,340                         Fannie Mae, 3.5%, 6/1/28                                                              2,309,856
    943,916                         Fannie Mae, 3.5%, 11/1/40                                                               973,279
    481,100                         Fannie Mae, 3.5%, 10/1/41                                                               500,231
    404,883                         Fannie Mae, 3.5%, 6/1/42                                                                420,359
  2,492,735                         Fannie Mae, 3.5%, 7/1/42                                                              2,587,860
  2,637,194                         Fannie Mae, 3.5%, 8/1/42                                                              2,738,010
    210,020                         Fannie Mae, 3.5%, 11/1/42                                                               218,959
    433,355                         Fannie Mae, 3.5%, 12/1/42                                                               451,793
    458,743                         Fannie Mae, 3.5%, 12/1/42                                                               478,255
  4,468,731                         Fannie Mae, 3.5%, 2/1/44                                                              4,637,959
  2,340,365                         Fannie Mae, 3.5%, 9/1/44                                                              2,424,396
  4,992,451                         Fannie Mae, 3.5%, 2/1/45                                                              5,204,585
  1,481,486                         Fannie Mae, 3.5%, 4/1/45                                                              1,535,300
  5,647,243                         Fannie Mae, 3.5%, 6/1/45                                                              5,839,323
  2,192,278                         Fannie Mae, 3.5%, 8/1/45                                                              2,261,103
  7,034,091                         Fannie Mae, 3.5%, 8/1/45                                                              7,365,538
  5,305,747                         Fannie Mae, 3.5%, 9/1/45                                                              5,455,989
  6,412,362                         Fannie Mae, 3.5%, 9/1/45                                                              6,613,662
  1,323,288                         Fannie Mae, 3.5%, 10/1/45                                                             1,368,299
 10,723,746                         Fannie Mae, 3.5%, 11/1/45                                                            11,229,058
  2,186,834                         Fannie Mae, 3.5%, 12/1/45                                                             2,253,465
  2,332,613                         Fannie Mae, 3.5%, 12/1/45                                                             2,403,686
  4,128,168                         Fannie Mae, 3.5%, 12/1/45                                                             4,257,759
  4,758,985                         Fannie Mae, 3.5%, 1/1/46                                                              4,907,621
  6,360,523                         Fannie Mae, 3.5%, 1/1/46                                                              6,560,207
  2,650,984                         Fannie Mae, 3.5%, 2/1/46                                                              2,733,372
  4,332,336                         Fannie Mae, 3.5%, 2/1/46                                                              4,467,644
  1,754,829                         Fannie Mae, 3.5%, 3/1/46                                                              1,809,636
  3,738,225                         Fannie Mae, 3.5%, 4/1/46                                                              3,854,404
  2,375,337                         Fannie Mae, 3.5%, 5/1/46                                                              2,472,390
  5,316,542                         Fannie Mae, 3.5%, 7/1/46                                                              5,473,308
  8,111,247                         Fannie Mae, 3.5%, 9/1/46                                                              8,354,596
    446,478                         Fannie Mae, 3.5%, 10/1/46                                                               461,456
    983,237                         Fannie Mae, 3.5%, 10/1/46                                                             1,012,282
  1,113,261                         Fannie Mae, 3.5%, 11/1/46                                                             1,146,146
  4,183,876                         Fannie Mae, 3.5%, 12/1/46                                                             4,307,458
  2,079,644                         Fannie Mae, 3.5%, 1/1/47                                                              2,141,030
  4,244,468                         Fannie Mae, 3.5%, 1/1/47                                                              4,369,762

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
  5,884,713                         Fannie Mae, 3.5%, 1/1/47                                                         $    6,123,331
  9,770,921                         Fannie Mae, 3.5%, 1/1/47                                                             10,098,481
  5,390,411                         Fannie Mae, 3.5%, 2/1/47                                                              5,549,524
  6,753,519                         Fannie Mae, 3.5%, 5/1/47                                                              6,952,884
  7,607,481                         Fannie Mae, 3.5%, 5/1/47                                                              7,832,003
    270,254                         Fannie Mae, 3.5%, 7/1/47                                                                278,183
  2,597,727                         Fannie Mae, 3.5%, 7/1/47                                                              2,674,415
  7,858,235                         Fannie Mae, 3.5%, 7/1/47                                                              8,081,016
 10,733,909                         Fannie Mae, 3.5%, 7/1/47                                                             11,050,765
  1,272,936                         Fannie Mae, 3.5%, 8/1/47                                                              1,310,514
 17,246,670                         Fannie Mae, 3.5%, 8/1/47                                                             17,755,815
  2,946,204                         Fannie Mae, 3.5%, 11/1/47                                                             3,033,172
  6,884,495                         Fannie Mae, 3.5%, 12/1/47                                                             7,087,732
 11,641,954                         Fannie Mae, 3.5%, 12/1/47                                                            11,980,562
 14,820,958                         Fannie Mae, 3.5%, 12/1/47                                                            15,254,873
  3,785,185                         Fannie Mae, 3.5%, 1/1/48                                                              3,888,503
  2,922,982                         Fannie Mae, 3.5%, 2/1/48                                                              3,005,312
    805,547                         Fannie Mae, 3.771%, 12/1/20                                                             821,302
      9,457                         Fannie Mae, 4.0%, 9/1/20                                                                  9,817
    188,874                         Fannie Mae, 4.0%, 4/1/25                                                                196,422
    208,698                         Fannie Mae, 4.0%, 11/1/34                                                               219,803
  2,073,191                         Fannie Mae, 4.0%, 4/1/39                                                              2,185,678
  5,644,571                         Fannie Mae, 4.0%, 10/1/40                                                             5,996,654
  1,026,593                         Fannie Mae, 4.0%, 12/1/40                                                             1,090,024
  1,028,158                         Fannie Mae, 4.0%, 4/1/41                                                              1,084,344
    675,093                         Fannie Mae, 4.0%, 5/1/41                                                                711,986
  1,323,578                         Fannie Mae, 4.0%, 10/1/41                                                             1,395,908
    909,869                         Fannie Mae, 4.0%, 12/1/41                                                               959,597
    326,070                         Fannie Mae, 4.0%, 1/1/42                                                                343,892
  2,165,515                         Fannie Mae, 4.0%, 1/1/42                                                              2,283,887
  1,997,393                         Fannie Mae, 4.0%, 2/1/42                                                              2,109,038
  5,499,721                         Fannie Mae, 4.0%, 2/1/42                                                              5,800,303
    117,365                         Fannie Mae, 4.0%, 4/1/42                                                                123,781
    523,274                         Fannie Mae, 4.0%, 4/1/42                                                                551,875
  2,210,263                         Fannie Mae, 4.0%, 4/1/42                                                              2,331,072
  4,013,024                         Fannie Mae, 4.0%, 5/1/42                                                              4,231,293
     91,827                         Fannie Mae, 4.0%, 6/1/42                                                                 96,846
    272,314                         Fannie Mae, 4.0%, 6/1/42                                                                283,314
    138,000                         Fannie Mae, 4.0%, 7/1/42                                                                145,544
  6,329,501                         Fannie Mae, 4.0%, 8/1/42                                                              6,675,438
  1,230,923                         Fannie Mae, 4.0%, 10/1/42                                                             1,298,199
  3,676,471                         Fannie Mae, 4.0%, 8/1/43                                                              3,866,308
  4,619,469                         Fannie Mae, 4.0%, 9/1/43                                                              4,862,233

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 59

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
  2,879,976                         Fannie Mae, 4.0%, 11/1/43                                                        $    3,051,392
    105,758                         Fannie Mae, 4.0%, 1/1/44                                                                110,994
  4,475,133                         Fannie Mae, 4.0%, 2/1/44                                                              4,696,376
     65,445                         Fannie Mae, 4.0%, 6/1/44                                                                 68,543
     80,319                         Fannie Mae, 4.0%, 6/1/44                                                                 84,133
    239,438                         Fannie Mae, 4.0%, 7/1/44                                                                250,697
  4,317,470                         Fannie Mae, 4.0%, 7/1/44                                                              4,521,131
    171,602                         Fannie Mae, 4.0%, 8/1/44                                                                179,592
    198,612                         Fannie Mae, 4.0%, 8/1/44                                                                207,950
  1,016,789                         Fannie Mae, 4.0%, 8/1/44                                                              1,064,284
  3,078,955                         Fannie Mae, 4.0%, 8/1/44                                                              3,225,626
     34,657                         Fannie Mae, 4.0%, 9/1/44                                                                 36,287
    269,867                         Fannie Mae, 4.0%, 9/1/44                                                                282,431
    350,351                         Fannie Mae, 4.0%, 9/1/44                                                                366,716
  1,307,350                         Fannie Mae, 4.0%, 10/1/44                                                             1,368,814
     83,143                         Fannie Mae, 4.0%, 11/1/44                                                                87,002
     89,421                         Fannie Mae, 4.0%, 11/1/44                                                                93,557
    174,366                         Fannie Mae, 4.0%, 11/1/44                                                               182,401
  4,249,243                         Fannie Mae, 4.0%, 11/1/44                                                             4,446,421
     32,034                         Fannie Mae, 4.0%, 12/1/44                                                                33,506
    413,162                         Fannie Mae, 4.0%, 12/1/44                                                               432,144
     59,278                         Fannie Mae, 4.0%, 1/1/45                                                                 62,020
    182,415                         Fannie Mae, 4.0%, 1/1/45                                                                190,879
    276,865                         Fannie Mae, 4.0%, 1/1/45                                                                289,585
     43,502                         Fannie Mae, 4.0%, 2/1/45                                                                 45,500
    150,315                         Fannie Mae, 4.0%, 2/1/45                                                                157,471
    324,893                         Fannie Mae, 4.0%, 2/1/45                                                                340,366
  3,435,748                         Fannie Mae, 4.0%, 3/1/45                                                              3,593,588
  2,350,558                         Fannie Mae, 4.0%, 10/1/45                                                             2,461,445
  3,493,618                         Fannie Mae, 4.0%, 10/1/45                                                             3,654,126
  4,039,742                         Fannie Mae, 4.0%, 10/1/45                                                             4,225,345
     56,344                         Fannie Mae, 4.0%, 11/1/45                                                                58,933
  2,817,590                         Fannie Mae, 4.0%, 11/1/45                                                             2,947,040
  4,748,098                         Fannie Mae, 4.0%, 12/1/45                                                             4,966,236
  1,945,916                         Fannie Mae, 4.0%, 1/1/46                                                              2,035,282
  5,269,081                         Fannie Mae, 4.0%, 2/1/46                                                              5,521,755
  1,310,157                         Fannie Mae, 4.0%, 4/1/46                                                              1,371,956
  4,485,011                         Fannie Mae, 4.0%, 6/1/46                                                              4,691,036
  4,812,483                         Fannie Mae, 4.0%, 7/1/46                                                              5,033,546
  6,516,437                         Fannie Mae, 4.0%, 7/1/46                                                              6,815,724
  3,677,239                         Fannie Mae, 4.0%, 8/1/46                                                              3,846,156
  4,617,673                         Fannie Mae, 4.0%, 8/1/46                                                              4,829,790
  1,373,207                         Fannie Mae, 4.0%, 11/1/46                                                             1,436,977

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
 11,417,202                         Fannie Mae, 4.0%, 1/1/47                                                         $   11,932,653
  2,867,907                         Fannie Mae, 4.0%, 4/1/47                                                              2,994,741
  2,912,555                         Fannie Mae, 4.0%, 4/1/47                                                              3,050,607
  4,446,219                         Fannie Mae, 4.0%, 4/1/47                                                              4,656,978
    516,790                         Fannie Mae, 4.0%, 6/1/47                                                                541,287
  1,757,490                         Fannie Mae, 4.0%, 6/1/47                                                              1,840,799
  2,730,116                         Fannie Mae, 4.0%, 6/1/47                                                              2,849,525
  4,522,175                         Fannie Mae, 4.0%, 6/1/47                                                              4,716,614
  8,126,414                         Fannie Mae, 4.0%, 6/1/47                                                              8,469,166
  2,605,226                         Fannie Mae, 4.0%, 7/1/47                                                              2,728,720
  2,654,986                         Fannie Mae, 4.0%, 7/1/47                                                              2,765,879
  2,575,907                         Fannie Mae, 4.0%, 8/1/47                                                              2,685,606
  4,662,629                         Fannie Mae, 4.0%, 8/1/47                                                              4,857,376
  6,166,649                         Fannie Mae, 4.0%, 12/1/47                                                             6,416,020
  8,395,806                         Fannie Mae, 4.0%, 4/1/48                                                              8,726,560
 42,921,000                         Fannie Mae, 4.0%, 7/1/49 (TBA)                                                       44,360,362
      3,282                         Fannie Mae, 4.5%, 11/1/20                                                                 3,350
     53,383                         Fannie Mae, 4.5%, 11/1/20                                                                54,615
    155,497                         Fannie Mae, 4.5%, 10/1/35                                                               166,745
    376,593                         Fannie Mae, 4.5%, 8/1/40                                                                404,466
    820,128                         Fannie Mae, 4.5%, 8/1/40                                                                880,864
  1,369,974                         Fannie Mae, 4.5%, 11/1/40                                                             1,467,196
    517,927                         Fannie Mae, 4.5%, 2/1/41                                                                556,268
  1,222,648                         Fannie Mae, 4.5%, 4/1/41                                                              1,313,121
     65,100                         Fannie Mae, 4.5%, 5/1/41                                                                 69,920
  1,768,328                         Fannie Mae, 4.5%, 5/1/41                                                              1,899,292
  2,294,016                         Fannie Mae, 4.5%, 5/1/41                                                              2,463,904
  2,908,903                         Fannie Mae, 4.5%, 5/1/41                                                              3,139,998
    870,601                         Fannie Mae, 4.5%, 7/1/41                                                                935,075
  1,156,158                         Fannie Mae, 4.5%, 7/1/41                                                              1,241,790
  3,223,208                         Fannie Mae, 4.5%, 1/1/42                                                              3,460,732
  4,187,348                         Fannie Mae, 4.5%, 1/1/42                                                              4,497,035
    422,730                         Fannie Mae, 4.5%, 11/1/43                                                               450,511
  3,468,772                         Fannie Mae, 4.5%, 12/1/43                                                             3,694,150
  5,730,732                         Fannie Mae, 4.5%, 12/1/43                                                             6,110,349
  4,144,615                         Fannie Mae, 4.5%, 1/1/44                                                              4,413,892
  2,238,947                         Fannie Mae, 4.5%, 2/1/44                                                              2,380,955
  2,762,362                         Fannie Mae, 4.5%, 2/1/44                                                              2,939,539
  4,396,750                         Fannie Mae, 4.5%, 5/1/46                                                              4,653,403
    505,415                         Fannie Mae, 4.5%, 1/1/47                                                                532,546
    426,992                         Fannie Mae, 4.5%, 2/1/47                                                                451,523
  3,105,609                         Fannie Mae, 4.5%, 2/1/47                                                              3,273,584
  4,160,000                         Fannie Mae, 4.5%, 7/1/49 (TBA)                                                        4,346,997

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 61

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
      3,166                         Fannie Mae, 5.0%, 1/1/20                                                         $        3,239
     11,462                         Fannie Mae, 5.0%, 1/1/20                                                                 11,728
      1,573                         Fannie Mae, 5.0%, 2/1/20                                                                  1,609
     32,797                         Fannie Mae, 5.0%, 10/1/20                                                                33,557
      3,352                         Fannie Mae, 5.0%, 2/1/22                                                                  3,439
     33,044                         Fannie Mae, 5.0%, 2/1/22                                                                 33,810
     36,946                         Fannie Mae, 5.0%, 3/1/23                                                                 37,803
    143,443                         Fannie Mae, 5.0%, 5/1/23                                                                149,537
     34,808                         Fannie Mae, 5.0%, 7/1/34                                                                 36,070
    145,791                         Fannie Mae, 5.0%, 10/1/34                                                               155,847
    564,328                         Fannie Mae, 5.0%, 2/1/39                                                                616,470
    432,747                         Fannie Mae, 5.0%, 6/1/40                                                                467,082
    488,525                         Fannie Mae, 5.0%, 6/1/40                                                                530,765
    337,984                         Fannie Mae, 5.0%, 7/1/40                                                                367,294
    502,849                         Fannie Mae, 5.0%, 7/1/40                                                                546,457
    773,485                         Fannie Mae, 5.0%, 7/1/40                                                                840,549
    601,521                         Fannie Mae, 5.0%, 8/1/40                                                                653,685
  2,237,682                         Fannie Mae, 5.0%, 2/1/41                                                              2,431,735
  7,794,643                         Fannie Mae, 5.0%, 12/1/44                                                             8,463,826
 47,890,000                         Fannie Mae, 5.0%, 7/1/49 (TBA)                                                       50,622,162
      4,893                         Fannie Mae, 5.5%, 9/1/19                                                                  4,887
     14,917                         Fannie Mae, 5.5%, 6/1/33                                                                 16,465
     65,097                         Fannie Mae, 5.5%, 7/1/33                                                                 71,865
    398,175                         Fannie Mae, 5.5%, 7/1/34                                                                442,276
    197,907                         Fannie Mae, 5.5%, 3/1/36                                                                216,212
     82,124                         Fannie Mae, 5.5%, 5/1/36                                                                 89,692
    120,713                         Fannie Mae, 5.5%, 6/1/36                                                                134,054
     43,338                         Fannie Mae, 5.72%, 11/1/28                                                               43,923
     23,534                         Fannie Mae, 5.72%, 6/1/29                                                                23,579
     19,591                         Fannie Mae, 5.9%, 11/1/27                                                                19,608
     67,760                         Fannie Mae, 5.9%, 4/1/28                                                                 69,319
        616                         Fannie Mae, 6.0%, 9/1/29                                                                    686
      2,760                         Fannie Mae, 6.0%, 1/1/32                                                                  3,114
      9,810                         Fannie Mae, 6.0%, 2/1/32                                                                 10,980
      3,903                         Fannie Mae, 6.0%, 3/1/32                                                                  4,425
      2,538                         Fannie Mae, 6.0%, 8/1/32                                                                  2,875
        290                         Fannie Mae, 6.0%, 9/1/32                                                                    327
     33,643                         Fannie Mae, 6.0%, 10/1/32                                                                38,122
      5,706                         Fannie Mae, 6.0%, 2/1/33                                                                  6,246
     49,242                         Fannie Mae, 6.0%, 3/1/33                                                                 55,834
     54,774                         Fannie Mae, 6.0%, 4/1/33                                                                 60,341
     32,473                         Fannie Mae, 6.0%, 7/1/33                                                                 35,547
    103,183                         Fannie Mae, 6.0%, 7/1/33                                                                114,052

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
     23,746                         Fannie Mae, 6.0%, 11/1/33                                                        $       26,898
     85,360                         Fannie Mae, 6.0%, 8/1/34                                                                 96,770
      4,371                         Fannie Mae, 6.0%, 9/1/34                                                                  4,952
     17,201                         Fannie Mae, 6.0%, 9/1/34                                                                 19,538
     27,860                         Fannie Mae, 6.0%, 9/1/34                                                                 31,517
     85,288                         Fannie Mae, 6.0%, 9/1/34                                                                 94,318
      8,174                         Fannie Mae, 6.0%, 10/1/34                                                                 9,264
      7,550                         Fannie Mae, 6.0%, 11/1/34                                                                 8,561
    115,280                         Fannie Mae, 6.0%, 11/1/34                                                               127,474
      2,676                         Fannie Mae, 6.0%, 2/1/35                                                                  3,031
      6,175                         Fannie Mae, 6.0%, 2/1/35                                                                  7,003
    119,117                         Fannie Mae, 6.0%, 4/1/35                                                                135,031
     18,467                         Fannie Mae, 6.0%, 5/1/35                                                                 20,279
     80,803                         Fannie Mae, 6.0%, 10/1/35                                                                88,459
    149,191                         Fannie Mae, 6.0%, 12/1/35                                                               168,257
     14,652                         Fannie Mae, 6.0%, 12/1/37                                                                16,576
    164,920                         Fannie Mae, 6.0%, 6/1/38                                                                186,662
     28,880                         Fannie Mae, 6.0%, 7/1/38                                                                 32,016
      5,965                         Fannie Mae, 6.5%, 7/1/29                                                                  6,616
      1,225                         Fannie Mae, 6.5%, 1/1/31                                                                  1,359
      1,690                         Fannie Mae, 6.5%, 4/1/31                                                                  1,875
      3,397                         Fannie Mae, 6.5%, 5/1/31                                                                  3,768
     61,235                         Fannie Mae, 6.5%, 6/1/31                                                                 67,922
      7,845                         Fannie Mae, 6.5%, 8/1/31                                                                  8,702
      2,735                         Fannie Mae, 6.5%, 9/1/31                                                                  3,034
      3,069                         Fannie Mae, 6.5%, 9/1/31                                                                  3,404
      2,460                         Fannie Mae, 6.5%, 10/1/31                                                                 2,728
    112,907                         Fannie Mae, 6.5%, 12/1/31                                                               125,236
      4,229                         Fannie Mae, 6.5%, 2/1/32                                                                  4,690
     34,567                         Fannie Mae, 6.5%, 3/1/32                                                                 38,341
     76,085                         Fannie Mae, 6.5%, 7/1/32                                                                 85,775
     64,118                         Fannie Mae, 6.5%, 10/1/32                                                                71,119
     26,654                         Fannie Mae, 6.5%, 7/1/34                                                                 29,564
     76,202                         Fannie Mae, 6.5%, 11/1/37                                                                89,316
     20,236                         Fannie Mae, 6.5%, 11/1/47                                                                21,667
        567                         Fannie Mae, 7.0%, 12/1/30                                                                   587
      5,958                         Fannie Mae, 7.0%, 12/1/30                                                                 6,658
      5,110                         Fannie Mae, 7.0%, 4/1/31                                                                  5,990
      6,649                         Fannie Mae, 7.0%, 9/1/31                                                                  7,760
     14,264                         Fannie Mae, 7.0%, 12/1/31                                                                14,558
     12,755                         Fannie Mae, 7.0%, 1/1/32                                                                 15,062
  2,301,701                         Federal Home Loan Mortgage Corp., 3.0%, 8/1/29                                        2,357,365
  2,099,433                         Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                       2,147,271

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 63

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
    890,387                         Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                   $      908,481
  5,608,323                         Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                       5,722,111
    659,463                         Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                          673,684
  1,692,974                         Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                        1,729,477
  1,852,327                         Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                        1,889,982
  1,380,271                         Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                                        1,404,040
  1,133,188                         Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                                        1,150,136
  4,409,693                         Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                        4,499,328
  3,651,358                         Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                        3,701,312
  1,215,690                         Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                       1,240,402
  1,886,823                         Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                       1,910,449
  5,386,179                         Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                        5,457,232
    756,517                         Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                                          764,976
    355,658                         Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                                          359,278
    183,684                         Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                                          189,692
  1,334,998                         Federal Home Loan Mortgage Corp., 3.5%, 4/1/42                                        1,386,619
  2,376,518                         Federal Home Loan Mortgage Corp., 3.5%, 8/1/43                                        2,468,721
  5,765,299                         Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                                        5,982,512
    666,085                         Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                          690,804
    493,097                         Federal Home Loan Mortgage Corp., 3.5%, 9/1/44                                          513,790
  2,028,603                         Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                                       2,101,594
     97,056                         Federal Home Loan Mortgage Corp., 3.5%, 11/1/44                                         100,275
  5,327,708                         Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                       5,510,376
  2,584,367                         Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                                        2,667,152
    636,832                         Federal Home Loan Mortgage Corp., 3.5%, 4/1/45                                          657,232
  6,382,040                         Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                        6,649,943
    166,713                         Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                                          173,910
  5,558,540                         Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                       5,791,883
  6,288,300                         Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                       6,489,752
  6,387,316                         Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                       6,608,684
  3,430,230                         Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                        3,534,082
  5,591,429                         Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                        5,759,571
  5,682,042                         Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                        5,926,428
  8,062,910                         Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                        8,399,803
  8,405,986                         Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                        8,713,773
 10,153,333                         Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                       10,546,923
  3,375,275                         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                       3,477,655
  9,840,383                         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                      10,245,989
  2,015,832                         Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                                        2,076,632
    568,895                         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                          588,839
  1,899,047                         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                        1,956,327
  3,660,853                         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                        3,771,274
  8,612,294                         Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                        8,872,068

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
  8,290,862                         Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                   $    8,540,937
  9,996,710                         Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                      10,293,886
  3,312,286                         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                       3,410,746
  4,497,104                         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                       4,632,747
  3,143,256                         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                        3,232,439
  6,521,447                         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                        6,712,161
  7,841,088                         Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                                       8,377,152
    271,769                         Federal Home Loan Mortgage Corp., 4.0%, 6/1/42                                          286,805
     93,597                         Federal Home Loan Mortgage Corp., 4.0%, 7/1/42                                           98,775
  3,651,515                         Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                                       3,853,248
     57,979                         Federal Home Loan Mortgage Corp., 4.0%, 11/1/42                                          61,186
  1,368,278                         Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                        1,438,474
  3,869,028                         Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                        4,055,709
  3,607,314                         Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                                        3,780,975
  5,222,504                         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                        5,473,118
  2,079,582                         Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                                        2,178,418
  1,419,873                         Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                       1,486,050
    997,932                         Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                                        1,044,439
  3,959,457                         Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                       4,143,957
  1,497,711                         Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                        1,567,500
    223,730                         Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                          231,400
    451,722                         Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                          471,545
  3,325,764                         Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                        3,480,746
  4,285,009                         Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                        4,484,690
  3,688,013                         Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                        3,859,803
     55,411                         Federal Home Loan Mortgage Corp., 4.0%, 10/1/46                                          57,311
  1,152,122                         Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                                        1,205,255
  1,976,427                         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                        2,071,421
  3,079,705                         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                        3,227,728
  5,928,150                         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                        6,196,678
  6,613,648                         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                        6,931,511
  9,143,458                         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                        9,553,894
 10,936,333                         Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                       11,426,665
  1,221,968                         Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                                        1,274,817
  2,865,386                         Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                                        2,989,316
  6,497,072                         Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                       6,765,761
      7,504                         Federal Home Loan Mortgage Corp., 4.5%, 3/1/20                                            7,662
     38,078                         Federal Home Loan Mortgage Corp., 4.5%, 10/1/20                                          38,883
  2,129,767                         Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                                       2,288,958
  1,335,720                         Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                                        1,435,416
  3,052,348                         Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                                        3,280,217
    117,032                         Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                                         124,813
  5,485,383                         Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                        5,781,080

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 65

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
     73,051                         Federal Home Loan Mortgage Corp., 5.0%, 10/1/20                                  $       74,778
      4,315                         Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                           4,422
      8,192                         Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                                           8,967
     54,444                         Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                           57,581
    227,832                         Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                          247,497
    221,223                         Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                         240,328
    140,655                         Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                          156,033
      7,943                         Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                                            8,800
      5,551                         Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                                           5,920
     71,988                         Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                                          80,018
     87,841                         Federal Home Loan Mortgage Corp., 5.5%, 8/1/35                                           96,963
     18,069                         Federal Home Loan Mortgage Corp., 5.5%, 11/1/35                                          20,053
    758,220                         Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                          842,715
     41,828                         Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                                           45,926
     52,970                         Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                                           58,317
      3,306                         Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                            3,727
     31,818                         Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                           36,089
     10,746                         Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                                           11,770
    100,465                         Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                                          113,988
     70,473                         Federal Home Loan Mortgage Corp., 6.0%, 9/1/33                                           79,920
     11,661                         Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                                          13,225
     29,182                         Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                                          32,467
      8,241                         Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                                           9,027
    110,674                         Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                                         121,497
     19,399                         Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                           22,004
     32,943                         Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                           36,304
    119,870                         Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                                          132,601
    305,633                         Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                                          346,794
     59,608                         Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                                           65,783
     14,694                         Federal Home Loan Mortgage Corp., 6.0%, 4/1/35                                           16,095
     44,266                         Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                                           48,485
     48,379                         Federal Home Loan Mortgage Corp., 6.0%, 4/1/36                                           53,140
      7,312                         Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                                            8,297
     31,510                         Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                                           34,520
     20,329                         Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                          22,483
     46,532                         Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                                           52,807
     53,549                         Federal Home Loan Mortgage Corp., 6.0%, 7/1/38                                           59,651
        285                         Federal Home Loan Mortgage Corp., 6.5%, 11/1/30                                             316
        141                         Federal Home Loan Mortgage Corp., 6.5%, 1/1/31                                              157
        316                         Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                                              351
      1,160                         Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                                            1,287
      4,682                         Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                                            5,196
      4,891                         Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                                            5,524

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
        471                         Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                                   $          533
      3,589                         Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                                            3,984
        113                         Federal Home Loan Mortgage Corp., 6.5%, 6/1/32                                              125
      7,754                         Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                                            8,953
        102                         Federal Home Loan Mortgage Corp., 6.5%, 1/1/33                                              113
     25,506                         Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                                          29,588
      7,400                         Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                                            7,437
     39,702                         Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                                           40,960
      1,916                         Federal Home Loan Mortgage Corp., 7.0%, 11/1/30                                           2,214
      1,367                         Federal Home Loan Mortgage Corp., 7.0%, 6/1/31                                            1,369
     72,647                         Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                          74,838
 11,385,000                         Government National Mortgage Association, 4.0%,
                                    7/1/49 (TBA)                                                                         11,802,154
  6,702,382                         Government National Mortgage Association I,
                                    3.5%, 11/15/41                                                                        6,958,754
  5,203,204                         Government National Mortgage Association I,
                                    3.5%, 7/15/42                                                                         5,420,703
  1,212,172                         Government National Mortgage Association I,
                                    3.5%, 10/15/42                                                                        1,260,939
    764,176                         Government National Mortgage Association I,
                                    3.5%, 1/15/44                                                                           793,424
  8,376,518                         Government National Mortgage Association I,
                                    3.5%, 1/15/45                                                                         8,659,173
  2,293,360                         Government National Mortgage Association I,
                                    3.5%, 8/15/46                                                                         2,370,746
      7,314                         Government National Mortgage Association I,
                                    4.0%, 5/15/39                                                                             7,628
      2,981                         Government National Mortgage Association I,
                                    4.0%, 6/15/39                                                                             3,166
      4,870                         Government National Mortgage Association I,
                                    4.0%, 8/15/40                                                                             5,174
    216,925                         Government National Mortgage Association I,
                                    4.0%, 8/15/40                                                                           226,262
      5,173                         Government National Mortgage Association I,
                                    4.0%, 9/15/40                                                                             5,497
     92,830                         Government National Mortgage Association I,
                                    4.0%, 9/15/40                                                                            96,826
      5,029                         Government National Mortgage Association I,
                                    4.0%, 10/15/40                                                                            5,343
      5,869                         Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                                            6,121
     30,739                         Government National Mortgage Association I,
                                    4.0%, 11/15/40                                                                           32,359
     15,368                         Government National Mortgage Association I,
                                    4.0%, 1/15/41                                                                            16,331

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 67

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
     51,092                         Government National Mortgage Association I,
                                    4.0%, 1/15/41                                                                    $       54,290
      7,569                         Government National Mortgage Association I,
                                    4.0%, 2/15/41                                                                             8,043
     47,012                         Government National Mortgage Association I,
                                    4.0%, 6/15/41                                                                            49,900
    110,684                         Government National Mortgage Association I,
                                    4.0%, 7/15/41                                                                           117,624
      2,108                         Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                                             2,199
    294,312                         Government National Mortgage Association I,
                                    4.0%, 9/15/41                                                                           312,702
      5,300                         Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                                            5,529
      6,100                         Government National Mortgage Association I,
                                    4.0%, 10/15/41                                                                            6,417
      3,072                         Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                                            3,232
      3,131                         Government National Mortgage Association I,
                                    4.0%, 11/15/41                                                                            3,266
      5,002                         Government National Mortgage Association I,
                                    4.0%, 12/15/41                                                                            5,314
     18,006                         Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                                            19,113
    204,932                         Government National Mortgage Association I,
                                    4.0%, 2/15/42                                                                           213,753
    947,066                         Government National Mortgage Association I,
                                    4.0%, 8/15/43                                                                         1,006,066
     18,576                         Government National Mortgage Association I,
                                    4.0%, 11/15/43                                                                           19,534
      8,511                         Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                                             8,956
    135,050                         Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                                           141,272
    536,513                         Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                                           569,833
  3,072,006                         Government National Mortgage Association I,
                                    4.0%, 3/15/44                                                                         3,263,417
      3,291                         Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                                             3,433
     21,091                         Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                                            22,401
  2,127,686                         Government National Mortgage Association I,
                                    4.0%, 4/15/44                                                                         2,259,816
    307,310                         Government National Mortgage Association I,
                                    4.0%, 8/15/44                                                                           326,465

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
     56,125                         Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                                    $       59,623
    189,720                         Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                                           199,701
    209,920                         Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                                           219,878
    381,526                         Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                                           401,469
  1,953,366                         Government National Mortgage Association I,
                                    4.0%, 9/15/44                                                                         2,075,196
     75,347                         Government National Mortgage Association I,
                                    4.0%, 10/15/44                                                                           78,843
    348,942                         Government National Mortgage Association I,
                                    4.0%, 11/15/44                                                                          367,202
  1,585,567                         Government National Mortgage Association I,
                                    4.0%, 12/15/44                                                                        1,668,901
    355,626                         Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                                           377,678
  1,102,686                         Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                                         1,170,612
  1,125,039                         Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                                         1,184,104
  1,783,017                         Government National Mortgage Association I,
                                    4.0%, 1/15/45                                                                         1,876,326
    768,701                         Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                                           808,662
  1,293,622                         Government National Mortgage Association I,
                                    4.0%, 2/15/45                                                                         1,361,357
     90,260                         Government National Mortgage Association I,
                                    4.0%, 3/15/45                                                                            94,145
  1,486,313                         Government National Mortgage Association I,
                                    4.0%, 3/15/45                                                                         1,564,245
  2,723,714                         Government National Mortgage Association I,
                                    4.0%, 4/15/45                                                                         2,893,025
  1,372,034                         Government National Mortgage Association I,
                                    4.0%, 5/15/45                                                                         1,457,393
  3,750,987                         Government National Mortgage Association I,
                                    4.0%, 6/15/45                                                                         3,983,956
    576,738                         Government National Mortgage Association I,
                                    4.0%, 7/15/45                                                                           612,596
    542,305                         Government National Mortgage Association I,
                                    4.0%, 8/15/45                                                                           576,066
        138                         Government National Mortgage Association I,
                                    4.5%, 8/15/19                                                                               138
      1,681                         Government National Mortgage Association I,
                                    4.5%, 12/15/19                                                                            1,700

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 69

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
    146,012                         Government National Mortgage Association I,
                                    4.5%, 6/15/25                                                                    $      150,451
     40,315                         Government National Mortgage Association I,
                                    4.5%, 7/15/33                                                                            42,918
    134,247                         Government National Mortgage Association I,
                                    4.5%, 9/15/33                                                                           144,181
    134,991                         Government National Mortgage Association I,
                                    4.5%, 10/15/33                                                                          142,272
    142,380                         Government National Mortgage Association I,
                                    4.5%, 10/15/33                                                                          152,061
     21,297                         Government National Mortgage Association I,
                                    4.5%, 2/15/34                                                                            22,548
     14,873                         Government National Mortgage Association I,
                                    4.5%, 3/15/35                                                                            15,680
     50,756                         Government National Mortgage Association I,
                                    4.5%, 3/15/35                                                                            53,521
     19,317                         Government National Mortgage Association I,
                                    4.5%, 4/15/35                                                                            20,368
    133,092                         Government National Mortgage Association I,
                                    4.5%, 4/15/35                                                                           141,927
      5,338                         Government National Mortgage Association I,
                                    4.5%, 9/15/35                                                                             5,627
     70,725                         Government National Mortgage Association I,
                                    4.5%, 10/15/35                                                                           75,306
     45,832                         Government National Mortgage Association I,
                                    4.5%, 4/15/38                                                                            48,304
    798,902                         Government National Mortgage Association I,
                                    4.5%, 12/15/39                                                                          860,160
    291,965                         Government National Mortgage Association I,
                                    4.5%, 1/15/40                                                                           314,788
    172,223                         Government National Mortgage Association I,
                                    4.5%, 9/15/40                                                                           185,633
    656,195                         Government National Mortgage Association I,
                                    4.5%, 10/15/40                                                                          707,218
    349,685                         Government National Mortgage Association I,
                                    4.5%, 4/15/41                                                                           375,707
    715,841                         Government National Mortgage Association I,
                                    4.5%, 5/15/41                                                                           771,165
    705,724                         Government National Mortgage Association I,
                                    4.5%, 6/15/41                                                                           759,990
    238,126                         Government National Mortgage Association I,
                                    4.5%, 7/15/41                                                                           256,532
    722,200                         Government National Mortgage Association I,
                                    4.5%, 8/15/41                                                                           778,014
        134                         Government National Mortgage Association I,
                                    5.0%, 7/15/19                                                                               135
     49,985                         Government National Mortgage Association I,
                                    5.0%, 7/15/33                                                                            54,122

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
     52,723                         Government National Mortgage Association I,
                                    5.0%, 9/15/33                                                                     $      57,194
     55,463                         Government National Mortgage Association I,
                                    5.0%, 4/15/34                                                                            60,168
    322,848                         Government National Mortgage Association I,
                                    5.0%, 4/15/35                                                                           350,253
    139,713                         Government National Mortgage Association I,
                                    5.0%, 7/15/40                                                                           153,686
        280                         Government National Mortgage Association I,
                                    5.5%, 8/15/19                                                                               280
      1,307                         Government National Mortgage Association I,
                                    5.5%, 10/15/19                                                                            1,307
      6,998                         Government National Mortgage Association I,
                                    5.5%, 11/15/19                                                                            7,000
     43,201                         Government National Mortgage Association I,
                                    5.5%, 1/15/29                                                                            46,002
      9,074                         Government National Mortgage Association I,
                                    5.5%, 6/15/33                                                                             9,907
     46,523                         Government National Mortgage Association I,
                                    5.5%, 7/15/33                                                                            52,466
     47,289                         Government National Mortgage Association I,
                                    5.5%, 7/15/33                                                                            53,271
     13,820                         Government National Mortgage Association I,
                                    5.5%, 8/15/33                                                                            15,578
     22,136                         Government National Mortgage Association I,
                                    5.5%, 8/15/33                                                                            24,947
    115,723                         Government National Mortgage Association I,
                                    5.5%, 8/15/33                                                                           130,040
     38,987                         Government National Mortgage Association I,
                                    5.5%, 9/15/33                                                                            41,670
     40,280                         Government National Mortgage Association I,
                                    5.5%, 9/15/33                                                                            42,892
     31,583                         Government National Mortgage Association I,
                                    5.5%, 10/15/33                                                                           33,733
     42,234                         Government National Mortgage Association I,
                                    5.5%, 10/15/33                                                                           47,562
    234,946                         Government National Mortgage Association I,
                                    5.5%, 7/15/34                                                                           265,064
     21,909                         Government National Mortgage Association I,
                                    5.5%, 10/15/34                                                                           23,949
    279,681                         Government National Mortgage Association I,
                                    5.5%, 11/15/34                                                                          314,280
     96,451                         Government National Mortgage Association I,
                                    5.5%, 1/15/35                                                                           108,585
     17,421                         Government National Mortgage Association I,
                                    5.5%, 2/15/35                                                                            19,009

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 71

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
     35,721                         Government National Mortgage Association I,
                                    5.5%, 2/15/35                                                                    $       38,045
     28,985                         Government National Mortgage Association I,
                                    5.5%, 6/15/35                                                                            30,875
    325,710                         Government National Mortgage Association I,
                                    5.5%, 7/15/35                                                                           366,212
     31,572                         Government National Mortgage Association I,
                                    5.5%, 10/15/35                                                                           33,964
    108,998                         Government National Mortgage Association I,
                                    5.5%, 10/15/35                                                                          122,403
     27,350                         Government National Mortgage Association I,
                                    5.5%, 2/15/37                                                                            30,725
      5,757                         Government National Mortgage Association I,
                                    5.72%, 4/15/29                                                                            6,183
        986                         Government National Mortgage Association I,
                                    6.0%, 9/15/19                                                                               984
     79,584                         Government National Mortgage Association I,
                                    6.0%, 12/15/23                                                                           84,683
      6,602                         Government National Mortgage Association I,
                                    6.0%, 1/15/24                                                                             7,221
     26,300                         Government National Mortgage Association I,
                                    6.0%, 4/15/28                                                                            29,507
    112,426                         Government National Mortgage Association I,
                                    6.0%, 9/15/28                                                                           124,391
      5,551                         Government National Mortgage Association I,
                                    6.0%, 10/15/28                                                                            6,116
     45,906                         Government National Mortgage Association I,
                                    6.0%, 2/15/29                                                                            51,557
     52,232                         Government National Mortgage Association I,
                                    6.0%, 2/15/29                                                                            57,766
     24,511                         Government National Mortgage Association I,
                                    6.0%, 6/15/31                                                                            26,811
     14,147                         Government National Mortgage Association I,
                                    6.0%, 11/15/31                                                                           16,048
        940                         Government National Mortgage Association I,
                                    6.0%, 3/15/32                                                                             1,069
      4,512                         Government National Mortgage Association I,
                                    6.0%, 8/15/32                                                                             5,088
     51,078                         Government National Mortgage Association I,
                                    6.0%, 9/15/32                                                                            56,364
     83,041                         Government National Mortgage Association I,
                                    6.0%, 9/15/32                                                                            90,876
    116,874                         Government National Mortgage Association I,
                                    6.0%, 9/15/32                                                                           128,012
      5,913                         Government National Mortgage Association I,
                                    6.0%, 10/15/32                                                                            6,468

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
     22,543                         Government National Mortgage Association I,
                                    6.0%, 10/15/32                                                                   $       24,749
      5,771                         Government National Mortgage Association I,
                                    6.0%, 11/15/32                                                                            6,316
      6,182                         Government National Mortgage Association I,
                                    6.0%, 11/15/32                                                                            6,765
      7,559                         Government National Mortgage Association I,
                                    6.0%, 12/15/32                                                                            8,319
      8,109                         Government National Mortgage Association I,
                                    6.0%, 12/15/32                                                                            8,982
     49,151                         Government National Mortgage Association I,
                                    6.0%, 12/15/32                                                                           53,783
    107,625                         Government National Mortgage Association I,
                                    6.0%, 12/15/32                                                                          117,823
    148,887                         Government National Mortgage Association I,
                                    6.0%, 12/15/32                                                                          163,171
    158,213                         Government National Mortgage Association I,
                                    6.0%, 12/15/32                                                                          173,335
    262,623                         Government National Mortgage Association I,
                                    6.0%, 12/15/32                                                                          289,637
     18,194                         Government National Mortgage Association I,
                                    6.0%, 1/15/33                                                                            19,901
     31,092                         Government National Mortgage Association I,
                                    6.0%, 1/15/33                                                                            34,813
    106,578                         Government National Mortgage Association I,
                                    6.0%, 1/15/33                                                                           121,570
     19,608                         Government National Mortgage Association I,
                                    6.0%, 2/15/33                                                                            22,232
     63,314                         Government National Mortgage Association I,
                                    6.0%, 2/15/33                                                                            69,828
     67,812                         Government National Mortgage Association I,
                                    6.0%, 2/15/33                                                                            77,099
     85,260                         Government National Mortgage Association I,
                                    6.0%, 2/15/33                                                                            94,676
     27,998                         Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                                            30,653
     39,034                         Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                                            44,274
     70,212                         Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                                            76,961
     68,180                         Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                                            77,780
     75,560                         Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                                            86,187
     93,744                         Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                                           106,948
    158,379                         Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                                           180,544

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 73

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
    268,494                         Government National Mortgage Association I,
                                    6.0%, 3/15/33                                                                    $      305,374
     13,351                         Government National Mortgage Association I,
                                    6.0%, 4/15/33                                                                            14,604
     15,052                         Government National Mortgage Association I,
                                    6.0%, 4/15/33                                                                            16,464
     31,928                         Government National Mortgage Association I,
                                    6.0%, 4/15/33                                                                            35,066
     16,943                         Government National Mortgage Association I,
                                    6.0%, 5/15/33                                                                            18,537
    100,723                         Government National Mortgage Association I,
                                    6.0%, 5/15/33                                                                           112,294
      7,263                         Government National Mortgage Association I,
                                    6.0%, 6/15/33                                                                             8,064
     12,226                         Government National Mortgage Association I,
                                    6.0%, 9/15/33                                                                            13,620
     13,685                         Government National Mortgage Association I,
                                    6.0%, 9/15/33                                                                            14,978
     39,850                         Government National Mortgage Association I,
                                    6.0%, 9/15/33                                                                            45,441
     35,576                         Government National Mortgage Association I,
                                    6.0%, 10/15/33                                                                           40,321
     89,206                         Government National Mortgage Association I,
                                    6.0%, 11/15/33                                                                           97,727
    161,855                         Government National Mortgage Association I,
                                    6.0%, 3/15/34                                                                           184,020
     37,384                         Government National Mortgage Association I,
                                    6.0%, 6/15/34                                                                            42,639
     27,135                         Government National Mortgage Association I,
                                    6.0%, 8/15/34                                                                            30,957
     42,395                         Government National Mortgage Association I,
                                    6.0%, 8/15/34                                                                            46,374
     20,813                         Government National Mortgage Association I,
                                    6.0%, 9/15/34                                                                            23,666
     35,452                         Government National Mortgage Association I,
                                    6.0%, 9/15/34                                                                            38,818
     98,082                         Government National Mortgage Association I,
                                    6.0%, 9/15/34                                                                           111,431
     43,128                         Government National Mortgage Association I,
                                    6.0%, 10/15/34                                                                           47,192
     45,251                         Government National Mortgage Association I,
                                    6.0%, 10/15/34                                                                           49,539
     94,736                         Government National Mortgage Association I,
                                    6.0%, 10/15/34                                                                          103,683
     87,278                         Government National Mortgage Association I,
                                    6.0%, 11/15/34                                                                           97,501
    560,786                         Government National Mortgage Association I,
                                    6.0%, 9/15/35                                                                           639,057

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
    149,135                         Government National Mortgage Association I,
                                    6.0%, 8/15/36                                                                    $      170,325
    101,626                         Government National Mortgage Association I,
                                    6.0%, 10/15/36                                                                          116,053
     32,155                         Government National Mortgage Association I,
                                    6.0%, 11/15/37                                                                           36,720
     30,781                         Government National Mortgage Association I,
                                    6.0%, 8/15/38                                                                            35,078
     12,131                         Government National Mortgage Association I,
                                    6.5%, 10/15/24                                                                           13,062
      2,111                         Government National Mortgage Association I,
                                    6.5%, 2/15/28                                                                             2,319
      5,872                         Government National Mortgage Association I,
                                    6.5%, 4/15/28                                                                             6,451
     31,270                         Government National Mortgage Association I,
                                    6.5%, 4/15/28                                                                            34,353
      6,125                         Government National Mortgage Association I,
                                    6.5%, 6/15/28                                                                             6,935
      5,203                         Government National Mortgage Association I,
                                    6.5%, 8/15/28                                                                             5,716
      2,228                         Government National Mortgage Association I,
                                    6.5%, 10/15/28                                                                            2,448
     12,377                         Government National Mortgage Association I,
                                    6.5%, 10/15/28                                                                           13,597
     19,598                         Government National Mortgage Association I,
                                    6.5%, 1/15/29                                                                            21,530
        886                         Government National Mortgage Association I,
                                    6.5%, 2/15/29                                                                               973
      4,234                         Government National Mortgage Association I,
                                    6.5%, 2/15/29                                                                             4,652
     10,850                         Government National Mortgage Association I,
                                    6.5%, 2/15/29                                                                            11,934
      4,059                         Government National Mortgage Association I,
                                    6.5%, 3/15/29                                                                             4,459
      4,746                         Government National Mortgage Association I,
                                    6.5%, 3/15/29                                                                             5,214
      6,028                         Government National Mortgage Association I,
                                    6.5%, 3/15/29                                                                             6,622
     15,535                         Government National Mortgage Association I,
                                    6.5%, 3/15/29                                                                            17,067
     66,016                         Government National Mortgage Association I,
                                    6.5%, 3/15/29                                                                            72,526
      1,588                         Government National Mortgage Association I,
                                    6.5%, 5/15/29                                                                             1,745
      3,011                         Government National Mortgage Association I,
                                    6.5%, 5/15/29                                                                             3,308
     40,630                         Government National Mortgage Association I,
                                    6.5%, 5/15/29                                                                            46,167

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 75

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
     21,746                         Government National Mortgage Association I,
                                    6.5%, 6/15/29                                                                    $       23,891
     38,866                         Government National Mortgage Association I,
                                    6.5%, 4/15/31                                                                            44,644
     10,662                         Government National Mortgage Association I,
                                    6.5%, 5/15/31                                                                            12,270
     11,508                         Government National Mortgage Association I,
                                    6.5%, 5/15/31                                                                            13,369
     34,780                         Government National Mortgage Association I,
                                    6.5%, 5/15/31                                                                            38,210
      5,645                         Government National Mortgage Association I,
                                    6.5%, 6/15/31                                                                             6,223
     11,790                         Government National Mortgage Association I,
                                    6.5%, 7/15/31                                                                            12,953
     30,330                         Government National Mortgage Association I,
                                    6.5%, 8/15/31                                                                            33,320
     16,149                         Government National Mortgage Association I,
                                    6.5%, 9/15/31                                                                            17,741
      4,325                         Government National Mortgage Association I,
                                    6.5%, 10/15/31                                                                            4,751
     12,197                         Government National Mortgage Association I,
                                    6.5%, 10/15/31                                                                           13,399
     52,787                         Government National Mortgage Association I,
                                    6.5%, 10/15/31                                                                           57,992
      2,670                         Government National Mortgage Association I,
                                    6.5%, 11/15/31                                                                            2,933
     39,634                         Government National Mortgage Association I,
                                    6.5%, 11/15/31                                                                           43,542
     16,345                         Government National Mortgage Association I,
                                    6.5%, 1/15/32                                                                            17,957
     70,416                         Government National Mortgage Association I,
                                    6.5%, 1/15/32                                                                            80,108
      7,523                         Government National Mortgage Association I,
                                    6.5%, 2/15/32                                                                             8,326
     11,522                         Government National Mortgage Association I,
                                    6.5%, 2/15/32                                                                            13,060
     14,612                         Government National Mortgage Association I,
                                    6.5%, 2/15/32                                                                            17,064
     18,495                         Government National Mortgage Association I,
                                    6.5%, 2/15/32                                                                            20,319
     26,054                         Government National Mortgage Association I,
                                    6.5%, 2/15/32                                                                            30,288
      9,424                         Government National Mortgage Association I,
                                    6.5%, 3/15/32                                                                            10,353
     71,005                         Government National Mortgage Association I,
                                    6.5%, 3/15/32                                                                            79,213
      4,246                         Government National Mortgage Association I,
                                    6.5%, 4/15/32                                                                             4,664

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
      8,033                         Government National Mortgage Association I,
                                    6.5%, 4/15/32                                                                    $        8,925
      8,407                         Government National Mortgage Association I,
                                    6.5%, 4/15/32                                                                             9,247
     48,711                         Government National Mortgage Association I,
                                    6.5%, 4/15/32                                                                            56,209
      3,238                         Government National Mortgage Association I,
                                    6.5%, 5/15/32                                                                             3,557
      4,906                         Government National Mortgage Association I,
                                    6.5%, 5/15/32                                                                             5,389
      8,096                         Government National Mortgage Association I,
                                    6.5%, 5/15/32                                                                             9,340
      8,483                         Government National Mortgage Association I,
                                    6.5%, 5/15/32                                                                             9,378
      8,366                         Government National Mortgage Association I,
                                    6.5%, 6/15/32                                                                             9,191
      9,305                         Government National Mortgage Association I,
                                    6.5%, 6/15/32                                                                            10,223
      9,221                         Government National Mortgage Association I,
                                    6.5%, 6/15/32                                                                            10,260
      8,045                         Government National Mortgage Association I,
                                    6.5%, 7/15/32                                                                             8,839
      9,128                         Government National Mortgage Association I,
                                    6.5%, 7/15/32                                                                            10,028
     94,317                         Government National Mortgage Association I,
                                    6.5%, 7/15/32                                                                           110,411
      3,465                         Government National Mortgage Association I,
                                    6.5%, 8/15/32                                                                             3,823
     27,571                         Government National Mortgage Association I,
                                    6.5%, 8/15/32                                                                            32,275
     39,795                         Government National Mortgage Association I,
                                    6.5%, 8/15/32                                                                            44,311
     14,368                         Government National Mortgage Association I,
                                    6.5%, 9/15/32                                                                            16,458
     33,478                         Government National Mortgage Association I,
                                    6.5%, 9/15/32                                                                            36,780
     35,496                         Government National Mortgage Association I,
                                    6.5%, 9/15/32                                                                            39,572
     38,154                         Government National Mortgage Association I,
                                    6.5%, 10/15/32                                                                           41,916
     36,234                         Government National Mortgage Association I,
                                    6.5%, 11/15/32                                                                           42,253
    224,694                         Government National Mortgage Association I,
                                    6.5%, 12/15/32                                                                          263,430
      2,444                         Government National Mortgage Association I,
                                    6.5%, 1/15/33                                                                             2,818
    245,082                         Government National Mortgage Association I,
                                    6.5%, 1/15/33                                                                           287,058

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 77

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
     28,102                         Government National Mortgage Association I,
                                    6.5%, 5/15/33                                                                    $       30,925
      1,490                         Government National Mortgage Association I,
                                    6.5%, 10/15/33                                                                            1,649
      1,872                         Government National Mortgage Association I,
                                    6.5%, 2/15/34                                                                             2,057
    102,717                         Government National Mortgage Association I,
                                    6.5%, 6/15/34                                                                           113,662
      3,721                         Government National Mortgage Association I,
                                    6.5%, 9/15/34                                                                             4,088
     37,272                         Government National Mortgage Association I,
                                    6.5%, 4/15/35                                                                            40,948
      6,001                         Government National Mortgage Association I,
                                    6.5%, 6/15/35                                                                             6,593
     16,840                         Government National Mortgage Association I,
                                    6.5%, 7/15/35                                                                            18,500
     60,035                         Government National Mortgage Association I,
                                    6.5%, 7/15/35                                                                            65,955
        867                         Government National Mortgage Association I,
                                    6.75%, 4/15/26                                                                              952
     10,955                         Government National Mortgage Association I,
                                    7.0%, 8/15/23                                                                            11,460
     34,087                         Government National Mortgage Association I,
                                    7.0%, 9/15/24                                                                            36,826
     13,240                         Government National Mortgage Association I,
                                    7.0%, 7/15/25                                                                            14,175
      5,184                         Government National Mortgage Association I,
                                    7.0%, 11/15/26                                                                            5,733
     12,889                         Government National Mortgage Association I,
                                    7.0%, 6/15/27                                                                            14,389
     15,072                         Government National Mortgage Association I,
                                    7.0%, 1/15/28                                                                            16,419
      9,589                         Government National Mortgage Association I,
                                    7.0%, 2/15/28                                                                            10,348
     11,054                         Government National Mortgage Association I,
                                    7.0%, 3/15/28                                                                            11,236
      4,501                         Government National Mortgage Association I,
                                    7.0%, 4/15/28                                                                             4,508
     10,902                         Government National Mortgage Association I,
                                    7.0%, 7/15/28                                                                            12,022
        909                         Government National Mortgage Association I,
                                    7.0%, 8/15/28                                                                             1,017
     11,270                         Government National Mortgage Association I,
                                    7.0%, 11/15/28                                                                           12,975
     30,165                         Government National Mortgage Association I,
                                    7.0%, 11/15/28                                                                           34,369
     19,775                         Government National Mortgage Association I,
                                    7.0%, 4/15/29                                                                            20,260

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
     21,956                         Government National Mortgage Association I,
                                    7.0%, 4/15/29                                                                    $       23,610
     20,344                         Government National Mortgage Association I,
                                    7.0%, 5/15/29                                                                            20,666
      2,924                         Government National Mortgage Association I,
                                    7.0%, 6/15/29                                                                             2,929
      7,052                         Government National Mortgage Association I,
                                    7.0%, 7/15/29                                                                             7,840
     39,173                         Government National Mortgage Association I,
                                    7.0%, 11/15/29                                                                           42,999
      1,771                         Government National Mortgage Association I,
                                    7.0%, 12/15/30                                                                            1,797
      5,566                         Government National Mortgage Association I,
                                    7.0%, 12/15/30                                                                            5,766
     25,208                         Government National Mortgage Association I,
                                    7.0%, 12/15/30                                                                           29,270
     34,657                         Government National Mortgage Association I,
                                    7.0%, 12/15/30                                                                           35,049
     38,854                         Government National Mortgage Association I,
                                    7.0%, 1/15/31                                                                            39,203
      4,810                         Government National Mortgage Association I,
                                    7.0%, 3/15/31                                                                             4,892
     18,742                         Government National Mortgage Association I,
                                    7.0%, 6/15/31                                                                            22,061
      2,292                         Government National Mortgage Association I,
                                    7.0%, 7/15/31                                                                             2,685
    102,611                         Government National Mortgage Association I,
                                    7.0%, 8/15/31                                                                           120,697
     10,572                         Government National Mortgage Association I,
                                    7.0%, 9/15/31                                                                            10,993
     27,326                         Government National Mortgage Association I,
                                    7.0%, 9/15/31                                                                            30,375
      7,419                         Government National Mortgage Association I,
                                    7.0%, 11/15/31                                                                            7,706
     44,939                         Government National Mortgage Association I,
                                    7.0%, 3/15/32                                                                            49,871
     33,625                         Government National Mortgage Association I,
                                    7.0%, 4/15/32                                                                            37,221
     68,720                         Government National Mortgage Association I,
                                    7.0%, 5/15/32                                                                            82,024
      3,325                         Government National Mortgage Association I,
                                    7.5%, 3/15/23                                                                             3,441
     19,526                         Government National Mortgage Association I,
                                    7.5%, 10/15/23                                                                           20,667
      1,101                         Government National Mortgage Association I,
                                    7.5%, 6/15/24                                                                             1,115
      7,650                         Government National Mortgage Association I,
                                    7.5%, 8/15/25                                                                             7,721

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 79

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
      3,372                         Government National Mortgage Association I,
                                    7.5%, 9/15/25                                                                    $        3,623
      3,141                         Government National Mortgage Association I,
                                    7.5%, 12/15/25                                                                            3,192
      8,786                         Government National Mortgage Association I,
                                    7.5%, 2/15/27                                                                             9,530
     22,151                         Government National Mortgage Association I,
                                    7.5%, 3/15/27                                                                            25,180
     33,010                         Government National Mortgage Association I,
                                    7.5%, 10/15/27                                                                           36,476
     13,576                         Government National Mortgage Association I,
                                    7.5%, 6/15/29                                                                            15,001
      2,439                         Government National Mortgage Association I,
                                    7.5%, 8/15/29                                                                             2,467
      7,331                         Government National Mortgage Association I,
                                    7.5%, 8/15/29                                                                             7,397
     14,620                         Government National Mortgage Association I,
                                    7.5%, 9/15/29                                                                            14,649
      2,015                         Government National Mortgage Association I,
                                    7.5%, 10/15/29                                                                            2,034
      5,220                         Government National Mortgage Association I,
                                    7.5%, 10/15/29                                                                            5,369
     13,031                         Government National Mortgage Association I,
                                    7.5%, 2/15/31                                                                            13,147
     14,408                         Government National Mortgage Association I,
                                    7.5%, 2/15/31                                                                            14,775
      6,474                         Government National Mortgage Association I,
                                    7.5%, 3/15/31                                                                             6,628
     39,910                         Government National Mortgage Association I,
                                    7.5%, 12/15/31                                                                           41,401
      1,989                         Government National Mortgage Association I,
                                    7.75%, 2/15/30                                                                            2,011
        114                         Government National Mortgage Association I,
                                    8.25%, 5/15/20                                                                              114
        838                         Government National Mortgage Association I,
                                    8.5%, 8/15/21                                                                               840
         51                         Government National Mortgage Association I,
                                    9.0%, 12/15/19                                                                               51
         57                         Government National Mortgage Association I,
                                    9.0%, 9/15/21                                                                                58
      1,147                         Government National Mortgage Association I,
                                    9.0%, 6/15/22                                                                             1,161
    524,742                         Government National Mortgage Association II,
                                    3.5%, 3/20/45                                                                           542,280
    493,423                         Government National Mortgage Association II,
                                    3.5%, 4/20/45                                                                           510,609

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
    767,960                         Government National Mortgage Association II,
                                    3.5%, 4/20/45                                                                    $      793,178
  1,084,928                         Government National Mortgage Association II,
                                    3.5%, 4/20/45                                                                         1,122,316
  1,401,838                         Government National Mortgage Association II,
                                    3.5%, 3/20/46                                                                         1,452,721
  5,935,931                         Government National Mortgage Association II,
                                    4.0%, 7/20/44                                                                         6,258,963
    161,046                         Government National Mortgage Association II,
                                    4.0%, 9/20/44                                                                           169,816
  1,389,564                         Government National Mortgage Association II,
                                    4.0%, 10/20/44                                                                        1,459,732
  5,384,522                         Government National Mortgage Association II,
                                    4.0%, 10/20/46                                                                        5,649,244
  1,923,848                         Government National Mortgage Association II,
                                    4.0%, 2/20/48                                                                         2,028,507
  1,953,478                         Government National Mortgage Association II,
                                    4.0%, 4/20/48                                                                         2,060,187
     49,965                         Government National Mortgage Association II,
                                    4.5%, 12/20/34                                                                           52,545
    188,358                         Government National Mortgage Association II,
                                    4.5%, 1/20/35                                                                           197,566
     31,548                         Government National Mortgage Association II,
                                    4.5%, 3/20/35                                                                            33,151
    938,677                         Government National Mortgage Association II,
                                    4.5%, 9/20/41                                                                         1,001,495
  4,911,835                         Government National Mortgage Association II,
                                    4.5%, 9/20/44                                                                         5,129,005
  1,367,522                         Government National Mortgage Association II,
                                    4.5%, 10/20/44                                                                        1,450,754
  2,831,962                         Government National Mortgage Association II,
                                    4.5%, 11/20/44                                                                        3,003,914
  6,906,837                         Government National Mortgage Association II,
                                    4.5%, 2/20/48                                                                         7,257,630
      1,150                         Government National Mortgage Association II,
                                    5.0%, 1/20/20                                                                             1,177
      1,690                         Government National Mortgage Association II,
                                    5.5%, 10/20/19                                                                            1,689
    137,565                         Government National Mortgage Association II,
                                    5.5%, 3/20/34                                                                           150,561
    117,029                         Government National Mortgage Association II,
                                    5.5%, 4/20/34                                                                           128,057
     87,609                         Government National Mortgage Association II,
                                    5.5%, 10/20/37                                                                           93,198
     65,001                         Government National Mortgage Association II,
                                    5.75%, 6/20/33                                                                           69,460
     22,233                         Government National Mortgage Association II,
                                    5.9%, 1/20/28                                                                            23,928

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 81

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
     53,624                         Government National Mortgage Association II,
                                    5.9%, 7/20/28                                                                    $       57,302
     12,996                         Government National Mortgage Association II,
                                    6.0%, 10/20/31                                                                           14,739
     64,188                         Government National Mortgage Association II,
                                    6.0%, 1/20/33                                                                            73,628
     69,783                         Government National Mortgage Association II,
                                    6.0%, 10/20/33                                                                           79,993
     39,790                         Government National Mortgage Association II,
                                    6.0%, 6/20/34                                                                            45,623
     44,018                         Government National Mortgage Association II,
                                    6.45%, 7/20/32                                                                           47,356
     76,954                         Government National Mortgage Association II,
                                    6.45%, 1/20/33                                                                           82,788
     12,449                         Government National Mortgage Association II,
                                    6.5%, 1/20/24                                                                            12,981
     28,919                         Government National Mortgage Association II,
                                    6.5%, 8/20/28                                                                            32,762
      1,353                         Government National Mortgage Association II,
                                    6.5%, 2/20/29                                                                             1,548
        544                         Government National Mortgage Association II,
                                    6.5%, 3/20/29                                                                               620
     16,507                         Government National Mortgage Association II,
                                    6.5%, 4/20/29                                                                            18,783
      9,156                         Government National Mortgage Association II,
                                    6.5%, 4/20/31                                                                            10,638
      6,347                         Government National Mortgage Association II,
                                    6.5%, 6/20/31                                                                             7,380
     29,597                         Government National Mortgage Association II,
                                    6.5%, 10/20/32                                                                           34,677
     42,098                         Government National Mortgage Association II,
                                    6.5%, 3/20/34                                                                            49,790
      4,596                         Government National Mortgage Association II,
                                    7.0%, 5/20/26                                                                             5,036
     12,421                         Government National Mortgage Association II,
                                    7.0%, 8/20/27                                                                            14,083
     14,077                         Government National Mortgage Association II,
                                    7.0%, 6/20/28                                                                            16,104
     46,189                         Government National Mortgage Association II,
                                    7.0%, 11/20/28                                                                           52,922
     48,743                         Government National Mortgage Association II,
                                    7.0%, 1/20/29                                                                            55,985
      4,721                         Government National Mortgage Association II,
                                    7.0%, 2/20/29                                                                             5,414
      1,369                         Government National Mortgage Association II,
                                    7.0%, 12/20/30                                                                            1,583
      7,082                         Government National Mortgage Association II,
                                    7.0%, 1/20/31                                                                             8,314

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Annual Report | 6/30/19

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                    (continued)
      3,575                         Government National Mortgage Association II,
                                    7.0%, 3/20/31                                                                    $        4,200
     19,794                         Government National Mortgage Association II,
                                    7.0%, 7/20/31                                                                            23,313
      7,691                         Government National Mortgage Association II,
                                    7.0%, 11/20/31                                                                            9,094
      8,076                         Government National Mortgage Association II,
                                    7.5%, 5/20/30                                                                             9,430
      2,513                         Government National Mortgage Association II,
                                    7.5%, 6/20/30                                                                             2,937
      5,876                         Government National Mortgage Association II,
                                    7.5%, 7/20/30                                                                             6,724
      8,359                         Government National Mortgage Association II,
                                    7.5%, 8/20/30                                                                             9,974
      4,250                         Government National Mortgage Association II,
                                    7.5%, 12/20/30                                                                            5,083
         14                         Government National Mortgage Association II,
                                    8.0%, 5/20/25                                                                                15
      1,372                         Government National Mortgage Association II,
                                    9.0%, 3/20/22                                                                             1,376
        186                         Government National Mortgage Association II,
                                    9.0%, 4/20/22                                                                               186
      1,811                         Government National Mortgage Association II,
                                    9.0%, 11/20/24                                                                            1,816
    480,857                         Tennessee Valley Authority, 4.929%, 1/15/21                                             496,617
 25,000,000(k)                      U.S. Treasury Bills, 7/2/19                                                          24,998,653
 65,000,000(k)                      U.S. Treasury Bills, 7/9/19                                                          64,972,050
 20,000,000(k)                      U.S. Treasury Bills, 7/16/19                                                         19,982,927
100,000,000(k)                      U.S. Treasury Bills, 7/23/19                                                         99,873,795
 51,545,000                         U.S. Treasury Bonds, 3.0%, 2/15/49                                                   56,610,907
 14,000,000                         U.S. Treasury Bonds, 3.125%, 5/15/48                                                 15,709,531
 29,957,222                         U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                29,632,795
 63,904,804                         U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                               65,108,752
 75,738,365                         U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                 79,351,714
 64,121,063                         U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                 67,451,797
 51,985,149                         U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                                 54,984,410
 18,575,000                         U.S. Treasury Notes, 2.25%, 4/30/24                                                  18,996,565
 15,488,000                         U.S. Treasury Notes, 2.625%, 2/15/29                                                 16,332,580
 12,430,000                         U.S. Treasury Notes, 2.875%, 5/15/28                                                 13,347,198
-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost $1,766,605,827)                                                            $1,785,996,247
-----------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 83

-----------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                    TEMPORARY CASH INVESTMENTS -- 0.8%
                                    of Net Assets
                                    REPURCHASE AGREEMENTS -- 0.8%
 14,400,000                         $14,400,000 RBC Capital Markets LLC, 2.48%,
                                    dated 6/28/19 plus accrued interest on 7/1/19
                                    collateralized by the following:
                                    $7,012,124 Federal National Mortgage Association,
                                    3.0% -- 4.0%, 11/1/32 -- 11/1/48
                                    $7,674,667 Freddie Mac Giant, 3.5% -- 4.5%,
                                    2/1/44 -- 3/1/49
                                    $4,245 Government National Mortgage
                                    Association, 4.0%, 10/15/47                                                      $   14,400,000
 16,230,000                         $16,230,000 ScotiaBank, 2.45%, dated 6/28/19
                                    plus accrued interest on 7/1/19 collateralized by
                                    the following:
                                    $158,130 Federal National Mortgage Association,
                                    2.5% -- 6.4%, 2/1/21 -- 5/1/48
                                    $16,388,309 Freddie Mac Giant, 3.0% -- 4.5%,
                                    11/1/48 -- 6/1/49
                                    $11,548 U.S. Treasury Notes, 2.0%, 5/31/24                                           16,230,000
  8,670,000                         $8,670,000 TD Securities USA LLC, 2.49%,
                                    dated 6/28/19 plus accrued interest on
                                    7/1/19 collateralized by $8,843,457 U.S. Treasury
                                    Notes, 2.6%, 6/15/21                                                                  8,670,000
  7,580,000                         $7,580,000 TD Securities USA LLC, 2.51%,
                                    dated 6/28/19 plus accrued interest on 7/1/19
                                    collateralized by $7,731,601 Freddie Mac Giant,
                                    4.0%, 10/1/48                                                                         7,580,000
                                                                                                                     --------------
                                                                                                                     $   46,880,000
-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $46,880,000)                                                               $   46,880,000
-----------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN UNAFFILIATED
                                    ISSUERS -- 100.4%
                                    (Cost $5,476,178,527)                                                            $5,591,361,911
-----------------------------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS AND LIABILITIES -- (0.4)%                                           $  (22,999,642)
-----------------------------------------------------------------------------------------------------------------------------------
                                    NET ASSETS -- 100.0%                                                             $5,568,362,269
===================================================================================================================================

bps       Basis Points.

FREMF     Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

FRESB     Freddie Mac Multifamily Small Balance Certificates.

ICE       Intercontinental Exchange.

LIBOR     London Interbank Offered Rate.

PRIME     U.S. Federal Funds Rate.

REIT      Real Estate Investment Trust.

REMICS    Real Estate Mortgage Investment Conduits.

ZERO      Zero Constant Index.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Annual Report | 6/30/19

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2019, the value of these securities amounted to $2,045,107,678, or 36.7% of net assets.

(TBA)     "To Be Announced" Securities.

+         Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at June 30, 2019.

+ Security that used significant unobservable inputs to determine their value.

(a)       Security is perpetual in nature and has no stated maturity date.

(b) Floating rate note. Coupon rate, reference index and spread shown at June 30, 2019.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at June 30, 2019.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2019.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f)       Securities are restricted as to resale.

(g)       Non-income  producing security.

(h)       Issued as participation notes.

(i)       Issued as preference shares.

(j)       Consists of Revenue Bonds unless otherwise indicated.

(k) Security issued with a zero coupon. Income is recognized through accretion of discount.

FUTURES CONTRACTS
FIXED INCOME INTEREST RATE FUTURES CONTRACTS

----------------------------------------------------------------------------------------
Number of
Contracts                   Expiration    Notional                        Unrealized
Long         Description    Date          Amount          Market Value    Appreciation
----------------------------------------------------------------------------------------
1,062        U.S. 2 Year    9/30/19       $227,078,922    $228,520,829    $1,441,907
             Note (CBT)
3,394        U.S. 5 Year    9/30/19        396,912,391     401,022,313     4,109,922
             Note (CBT)
  263        U.S. Ultra     9/19/19         45,612,008      46,698,938     1,086,930
             Bond (CBT)
----------------------------------------------------------------------------------------
                                          $669,603,321    $676,242,080    $6,638,759
========================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 85

---------------------------------------------------------------------------------------
Number of
Contracts                  Expiration   Notional                       Unrealized
Short       Description    Date         Amount         Market Value    (Depreciation)
---------------------------------------------------------------------------------------
 1,457      U.S. 10 Year   9/19/19      $183,725,953   $186,450,469    $(2,724,516)
            Note (CBT)
 1,178      U.S. 10 Year   9/19/19       159,711,031    162,711,250     (3,000,219)
            Ultra
  342       U.S. Long      9/19/19        52,102,860     53,213,063     (1,110,203)
            Bond (CBT)
---------------------------------------------------------------------------------------
                                        $395,539,844   $402,374,782    $(6,834,938)
---------------------------------------------------------------------------------------
 TOTAL FUTURES CONTRACTS                $274,063,477   $273,867,298    $  (196,179)
=======================================================================================

SWAP CONTRACTS
OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------
                                 Obligation                Annual
Notional                         Reference/   Pay/         Fixed    Expiration   Premiums     Unrealized     Market
Amount ($)(1)   Counterparty     Index        Receive(2)   Rate     Date         (Received)   Appreciation   Value
----------------------------------------------------------------------------------------------------------------------
3,979,000       JPMorgan Chase   Simon        Receive      1.00%    6/20/22      $(13,137)    $102,350       $ 89,213
                Bank NA          Property
                                 Group LP
2,851,000       JPMorgan Chase   Simon        Receive      1.00%    6/20/22        (8,072)      71,993         63,921
                Bank NA          Property
                                 Group LP
----------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS --
SELL PROTECTION                                                                  $(21,209)    $174,343       $153,134
----------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                             $(21,209)    $174,343       $153,134
======================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2019, were as follows:

---------------------------------------------------------------------------------------------------------
                                                                   Purchases             Sales
---------------------------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                               $  501,191,019        $  491,715,593
Other Long-Term Securities                                         $2,250,249,529        $2,074,656,817

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended June 30, 2019, the Fund engaged in sales of $8,233,202 which resulted in a net realized gain/(loss) of $(6,345). During the year ended June 30, 2019, the Fund did not engage in purchases pursuant to these procedures.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Annual Report | 6/30/19

At June 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $5,485,996,749 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                                 $144,316,207
         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                  (38,994,090)
                                                                                     ------------
         Net unrealized appreciation                                                 $105,322,117
                                                                                     ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 87

The following is a summary of the inputs used as of June 30, 2019, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------------------
                                               Level 1         Level 2           Level 3         Total
----------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks                   $26,467,395     $           --    $         --    $   26,467,395
Asset Backed Securities                                 --        651,788,194              --       651,788,194
Collateralized Mortgage
  Obligations                                           --      1,260,022,981              --     1,260,022,981
Corporate Bonds                                         --      1,527,317,148              --     1,527,317,148
Foreign Government Bond                                 --         13,827,884              --        13,827,884
Insurance-Linked Securities
  Catastrophe Linked Bonds
   Multiperil - U.S.                                    --         21,539,415       1,253,375        22,792,790
  Collateralized Reinsurance
   Earthquakes - California                             --                 --       1,747,040         1,747,040
   Multiperil - Massachusetts                           --                 --       5,041,996         5,041,996
   Multiperil - U.S.                                    --                 --       4,032,440         4,032,440
   Multiperil - U.S. Regional                           --                 --       5,877,851         5,877,851
   Multiperil - Worldwide                               --                 --       3,403,858         3,403,858
   Windstorm - Florida                                  --                 --       1,547,492         1,547,492
   Windstorm - North Carolina                           --                 --       1,467,000         1,467,000
   Windstorm - U.S. Regional                            --                 --       2,498,451         2,498,451
  Industry Loss Warranties
   Multiperil - U.S.                                    --                 --       2,484,372         2,484,372
  Reinsurance Sidecars
   Multiperil - U.S.                                    --                 --      10,051,227        10,051,227
   Multiperil - Worldwide                               --                 --      79,713,234        79,713,234
  All Other Insurance-Linked
   Securities                                           --         32,296,735              --        32,296,735
Municipal Bonds                                         --         14,170,167              --        14,170,167
Senior Secured Floating Rate
  Loan Interests                                        --         91,937,409              --        91,937,409
U.S. Government and Agency
  Obligations                                           --      1,785,996,247              --     1,785,996,247
Repurchase Agreements                                   --         46,880,000              --        46,880,000
----------------------------------------------------------------------------------------------------------------
Total Investments in Securities                $26,467,395     $5,445,776,180    $119,118,336    $5,591,361,911
----------------------------------------------------------------------------------------------------------------
Other Financial Instruments
  Net unrealized depreciation
   on futures contracts                        $  (196,179)    $           --    $         --    $     (196,179)
  Swap contracts, at value                              --            153,134              --           153,134
----------------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                        $  (196,179)    $      153,134    $         --    $      (43,045)
================================================================================================================

The accompanying notes are an integral part of these financial statements.

88 Pioneer Bond Fund | Annual Report | 6/30/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------
                                                                        Insurance-
                                                                        Linked
                                                                        Securities
-------------------------------------------------------------------------------------
Balance as of 6/30/18(a)                                                $107,644,478
Realized gain (loss)(1)                                                     (876,968)
Changed in unrealized appreciation (depreciation)(2)                      (4,100,464)
Accrued discounts/premiums                                                   (57,162)
Purchases                                                                 87,193,409
Sales                                                                    (70,684,957)
Transfers in to Level 3*                                                          --
Transfers out of Level 3*                                                         --
-------------------------------------------------------------------------------------
Balance as of 6/30/19                                                   $119,118,336
=====================================================================================

(a) Securities were classified as Corporate Bonds on the June 30, 2018 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the year ended June 30, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3
      investments still held and considered Level 3 at June 30, 2019:           $(4,096,733)
                                                                                -----------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 89

Statement of Assets and Liabilities | 6/30/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $5,476,178,527)               $5,591,361,911
  Cash                                                                                  83,654,309
  Futures collateral                                                                     1,741,389
  Swap contracts, at value (net premiums received $(21,209))                               153,134
  Receivables --
     Investment securities sold                                                         21,474,397
     Fund shares sold                                                                   13,896,986
     Dividends                                                                             175,631
     Interest                                                                           26,440,735
  Other assets                                                                              75,091
--------------------------------------------------------------------------------------------------
       Total assets                                                                 $5,738,973,583
==================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                $  154,261,292
     Fund shares repurchased                                                            10,443,886
     Distributions                                                                       2,986,562
     Trustees' fees                                                                          7,146
  Due to broker for futures                                                                470,187
  Variation margin for futures contracts                                                   130,390
  Net unrealized depreciation on futures contracts                                         196,179
  Due to affiliates                                                                        292,417
  Accrued expenses                                                                       1,823,255
--------------------------------------------------------------------------------------------------
       Total liabilities                                                            $  170,611,314
==================================================================================================
NET ASSETS:
  Paid-in capital                                                                   $5,491,067,466
  Distributable earnings                                                                77,294,803
--------------------------------------------------------------------------------------------------
       Net assets                                                                   $5,568,362,269
==================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $979,874,009/100,096,841 shares)                                $         9.79
  Class C (based on $62,446,858/6,447,897 shares)                                   $         9.68
  Class K (based on $1,273,821,407/130,185,478 shares)                              $         9.78
  Class R (based on $198,457,330/20,088,403 shares)                                 $         9.88
  Class Y (based on $3,053,762,665/314,821,780 shares)                              $         9.70
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $9.79 net asset value per share/100%-4.50%
     maximum sales charge)                                                          $        10.25
==================================================================================================

The accompanying notes are an integral part of these financial statements.

90 Pioneer Bond Fund | Annual Report | 6/30/19

Statement of Operations

For the Year Ended 6/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                 $185,073,998
  Dividends from unaffiliated issuers                                   6,251,082
---------------------------------------------------------------------------------------------------------
       Total investment income                                                              $191,325,080
=========================================================================================================
EXPENSES:
  Management fees                                                    $ 15,997,027
  Administrative expense                                                1,380,221
  Transfer agent fees
     Class A                                                            2,444,875
     Class C                                                               83,330
     Class K                                                                6,907
     Class R                                                              475,421
     Class Y                                                            3,147,968
  Distribution fees
     Class A                                                            2,509,049
     Class C                                                              661,529
     Class R                                                              930,110
  Shareowner communications expense                                       262,900
  Custodian fees                                                          235,504
  Registration fees                                                       233,556
  Professional fees                                                       321,927
  Printing expense                                                         83,705
  Pricing expense                                                         250,313
  Trustees' fees                                                          245,411
  Insurance expense                                                        64,747
  Miscellaneous                                                           106,246
---------------------------------------------------------------------------------------------------------
       Total expenses                                                                       $ 29,440,746
       Less fees waived and expenses reimbursed
          by the Adviser                                                                        (291,088)
---------------------------------------------------------------------------------------------------------
       Net expenses                                                                         $ 29,149,658
---------------------------------------------------------------------------------------------------------
          Net investment income                                                             $162,175,422
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                             $ (3,413,982)
     Futures contracts                                                (13,842,373)
     Swap contracts                                                     3,509,578           $(13,746,777)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                             $210,908,601
     Futures contracts                                                  2,125,503
     Swap contracts                                                       (40,995)
     Unfunded loan commitments                                             (1,444)          $212,991,665
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                    $199,244,888
---------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                      $361,420,310
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 91

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------
                                                                      Year Ended                 Year Ended
                                                                      6/30/19                    6/30/18
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $   162,175,422            $   143,173,744
Net realized gain (loss) on investments                                   (13,746,777)                10,923,996
Change in net unrealized appreciation (depreciation)
  on investments                                                          212,991,665               (140,359,697)
------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations             $   361,420,310            $    13,738,043
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.30 and $0.28 per share, respectively)                   $   (31,768,715)           $   (32,824,981)*
  Class C ($0.23 and $0.20 per share, respectively)                        (1,624,633)                (1,902,820)*
  Class K ($0.34 and $0.31 per share, respectively)                       (38,746,201)               (27,240,137)*
  Class R ($0.28 and $0.25 per share, respectively)                        (5,436,508)                (4,692,437)*
  Class Y ($0.33 and $0.30 per share, respectively)                       (96,979,642)               (84,440,366)*
------------------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $  (174,555,699)           $  (151,100,741)
------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     $ 2,280,096,185            $ 1,964,162,519
Reinvestment of distributions                                             140,968,997                119,480,660
Cost of shares repurchased                                             (2,027,763,106)            (1,674,666,408)
------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                                       $   393,302,076            $   408,976,771
------------------------------------------------------------------------------------------------------------------
     Net increase in net assets                                       $   580,166,687            $   271,614,073
NET ASSETS:**
Beginning of year                                                     $ 4,988,195,582            $ 4,716,581,509
------------------------------------------------------------------------------------------------------------------
End of year                                                           $ 5,568,362,269            $ 4,988,195,582
==================================================================================================================

* For the year ended June 30, 2018, distributions to shareowners were presented as net investment income.

** For the year ended June 30, 2018, undistributed net investment income was presented as follows: $6,240,063.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Bond Fund | Annual Report | 6/30/19

--------------------------------------------------------------------------------------------------------------
                                          Year Ended       Year Ended         Year Ended       Year Ended
                                          6/30/19          6/30/19            6/30/18          6/30/18
                                          Shares           Amount             Shares           Amount
--------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                 26,995,582     $   255,919,620      32,509,729     $  313,658,795
Reinvestment of distributions                2,394,810          22,690,254       2,370,359         22,839,925
Less shares repurchased                    (43,647,656)       (412,375,791)    (39,650,187)      (381,172,700)
--------------------------------------------------------------------------------------------------------------
     Net decrease                          (14,257,264)    $  (133,765,917)     (4,770,099)    $  (44,673,980)
==============================================================================================================
Class C
Shares sold                                  1,620,055     $    15,140,871       1,175,621     $   11,253,310
Reinvestment of distributions                  129,683           1,215,362         152,545          1,453,906
Less shares repurchased                     (3,785,268)        (35,370,201)     (2,897,968)       (27,587,924)
--------------------------------------------------------------------------------------------------------------
     Net decrease                           (2,035,530)    $   (19,013,968)     (1,569,802)    $  (14,880,708)
==============================================================================================================
Class K
Shares sold                                 80,341,266     $   760,556,110      45,145,368     $  434,364,284
Reinvestment of distributions                3,212,139          30,464,825       2,183,632         20,998,540
Less shares repurchased                    (52,786,664)       (497,673,237)    (22,716,260)      (217,864,913)
--------------------------------------------------------------------------------------------------------------
     Net increase                           30,766,741     $   293,347,698      24,612,740     $  237,497,911
==============================================================================================================
Class R
Shares sold                                  4,802,537     $    45,936,991       6,423,616     $   62,506,249
Reinvestment of distributions                  525,321           5,026,777         411,975          4,003,314
Less shares repurchased                     (4,077,850)        (38,900,021)     (6,238,265)       (60,823,043)
--------------------------------------------------------------------------------------------------------------
     Net increase                            1,250,008     $    12,063,747         597,326     $    5,686,520
==============================================================================================================
Class Y
Shares sold                                128,196,595     $ 1,202,542,593     119,625,124     $1,142,379,881
Reinvestment of distributions                8,677,520          81,571,779       7,353,829         70,184,975
Less shares repurchased                   (111,303,616)     (1,043,443,856)   (103,621,965)      (987,217,828)
--------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                25,570,499     $   240,670,516      23,356,988     $  225,347,028
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 93

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year        Year          Year          Year          Year
                                                                   Ended       Ended         Ended         Ended         Ended
                                                                   6/30/19     6/30/18       6/30/17       6/30/16*      6/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $   9.45    $     9.71    $     9.76    $     9.68    $     9.88
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $   0.27(a) $     0.26(a) $     0.25(a) $     0.25(a) $     0.27
  Net realized and unrealized gain (loss) on investments               0.37         (0.24)        (0.01)         0.12         (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $   0.64    $     0.02    $     0.24    $     0.37    $     0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $  (0.30)   $    (0.28)   $    (0.29)   $    (0.27)   $    (0.29)
  Net realized gain                                                      --            --            --         (0.02)        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (0.30)   $    (0.28)   $    (0.29)   $    (0.29)   $    (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   0.34    $    (0.26)   $    (0.05)   $     0.08    $    (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   9.79    $     9.45    $     9.71    $     9.76    $     9.68
====================================================================================================================================
Total return (b)                                                       6.93%         0.14%         2.48%         3.93%         1.32%
Ratio of net expenses to average net assets                            0.85%         0.85%         0.85%         0.85%         0.85%
Ratio of net investment income (loss) to average net assets            2.88%         2.71%         2.60%         2.58%         2.68%
Portfolio turnover rate                                                  52%           45%           44%           43%           81%
Net assets, end of period (in thousands)                           $979,874    $1,081,121    $1,156,940    $1,177,941    $1,044,659
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                 0.87%         0.96%         0.99%         0.98%         0.93%
  Net investment income (loss) to average net assets                   2.86%         2.60%         2.46%         2.45%         2.60%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Bond Fund | Annual Report | 6/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year         Year         Year          Year
                                                                    Ended        Ended        Ended        Ended         Ended
                                                                    6/30/19      6/30/18      6/30/17      6/30/16*      6/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $  9.35      $  9.60      $  9.66      $   9.57      $   9.77
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $  0.21(a)   $  0.19(a)   $  0.18(a)   $   0.17(a)   $   0.19
  Net realized and unrealized gain (loss) on investments               0.35        (0.24)       (0.03)         0.14         (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  0.56      $ (0.05)     $  0.15      $   0.31      $   0.05
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $ (0.23)     $ (0.20)     $ (0.21)     $  (0.20)     $  (0.21)
  Net realized gain                                                      --           --           --         (0.02)        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $ (0.23)     $ (0.20)     $ (0.21)     $  (0.22)     $  (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  0.33      $ (0.25)     $ (0.06)     $   0.09      $  (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.68      $  9.35      $  9.60      $   9.66      $   9.57
====================================================================================================================================
Total return (b)                                                       6.10%       (0.52)%       1.62%         3.28%         0.49%
Ratio of net expenses to average net assets                            1.52%        1.60%        1.59%         1.60%         1.63%
Ratio of net investment income (loss) to average net assets            2.21%        1.96%        1.84%         1.84%         1.89%
Portfolio turnover rate                                                  52%          45%          44%           43%           81%
Net assets, end of period (in thousands)                            $62,447      $79,308      $96,547      $134,299      $114,222
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 95

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year           Year         Year         Year         Year
                                                                   Ended          Ended        Ended        Ended        Ended
                                                                   6/30/19        6/30/18      6/30/17      6/30/16*     6/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                               $     9.45     $   9.71     $   9.76     $   9.68     $   9.87
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $     0.32(a)  $   0.30(a)  $   0.29(a)  $   0.29(a)  $   0.30
  Net realized and unrealized gain (loss) on investments                 0.35        (0.25)       (0.01)        0.12        (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $     0.67     $   0.05     $   0.28     $   0.41     $   0.17
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $    (0.34)    $  (0.31)    $  (0.33)    $  (0.31)    $  (0.32)
  Net realized gain                                                        --           --           --        (0.02)       (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $    (0.34)    $  (0.31)    $  (0.33)    $  (0.33)    $  (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $     0.33     $  (0.26)    $  (0.05)    $   0.08     $  (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $     9.78     $   9.45     $   9.71     $   9.76     $   9.68
====================================================================================================================================
Total return (b)                                                         7.28%        0.54%        2.87%        4.32%        1.80%
Ratio of net expenses to average net assets                              0.37%        0.46%        0.47%        0.47%        0.47%
Ratio of net investment income (loss) to average net assets              3.37%        3.11%        3.01%        2.98%        3.03%
Portfolio turnover rate                                                    52%          45%          44%          43%          81%
Net assets, end of period (in thousands)                           $1,273,821     $939,272     $726,063     $340,096     $179,135
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Bond Fund | Annual Report | 6/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year         Year         Year         Year
                                                                     Ended        Ended        Ended        Ended        Ended
                                                                     6/30/19      6/30/18      6/30/17      6/30/16*     6/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                 $   9.54     $   9.80     $   9.85     $   9.77     $   9.97
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                       $   0.25(a)  $   0.24(a)  $   0.23(a)  $   0.23(a)  $   0.25
  Net realized and unrealized gain (loss) on investments                 0.37        (0.25)       (0.01)        0.12        (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $   0.62     $  (0.01)    $   0.22     $   0.35     $   0.10
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              $  (0.28)    $  (0.25)    $  (0.27)    $  (0.25)    $  (0.26)
  Net realized gain                                                        --           --           --        (0.02)       (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $  (0.28)    $  (0.25)    $  (0.27)    $  (0.27)    $  (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $   0.34     $  (0.26)    $  (0.05)    $   0.08     $  (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $   9.88     $   9.54     $   9.80     $   9.85     $   9.77
====================================================================================================================================
Total return (b)                                                         6.62%       (0.08)%       2.23%        3.66%        1.06%
Ratio of net expenses to average net assets                              1.10%        1.10%        1.10%        1.10%        1.10%
Ratio of net investment income (loss) to average net assets              2.64%        2.46%        2.35%        2.33%        2.43%
Portfolio turnover rate                                                    52%          45%          44%          43%          81%
Net assets, end of period (in thousands)                             $198,457     $179,729     $178,770     $156,110     $116,815
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   1.12%        1.21%        1.24%        1.21%        1.21%
  Net investment income (loss) to average net assets                     2.62%        2.35%        2.21%        2.22%        2.32%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/19 97

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year          Year          Year          Year          Year
                                                                 Ended         Ended         Ended         Ended         Ended
                                                                 6/30/19       6/30/18       6/30/17       6/30/16*      6/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $     9.36    $     9.62    $     9.67    $     9.59    $     9.79
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $     0.31(a) $     0.28(a) $     0.28(a) $     0.27(a) $     0.30
  Net realized and unrealized gain (loss) on investments               0.36         (0.24)        (0.02)         0.12         (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $     0.67    $     0.04    $     0.26    $     0.39    $     0.15
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $    (0.33)   $    (0.30)   $    (0.31)   $    (0.29)   $    (0.31)
  Net realized gain                                                      --            --            --         (0.02)        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $    (0.33)   $    (0.30)   $    (0.31)   $    (0.31)   $    (0.35)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $     0.34    $    (0.26)   $    (0.05)   $     0.08    $    (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $     9.70    $     9.36    $     9.62    $     9.67    $     9.59
====================================================================================================================================
Total return (b)                                                       7.30%         0.40%         2.76%         4.22%         1.59%
Ratio of net expenses to average net assets                            0.49%         0.58%         0.58%         0.58%         0.58%
Ratio of net investment income (loss) to average net assets            3.26%         2.98%         2.87%         2.85%         2.95%
Portfolio turnover rate                                                  52%           45%           44%           43%           81%
Net assets, end of period (in thousands)                         $3,053,763    $2,708,766    $2,558,262    $2,136,681    $1,644,161
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                 0.49%         0.58%         0.59%         0.59%         0.58%
  Net investment income (loss) to average net assets                   3.26%         2.98%         2.86%         2.84%         2.95%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Bond Fund | Annual Report | 6/30/19

Notes to Financial Statements | 6/30/19

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                                  Pioneer Bond Fund | Annual Report | 6/30/19 99
and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale

100 Pioneer Bond Fund | Annual Report | 6/30/19 prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At June 30, 2019, no securities were valued using fair value methods (other to than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

                                 Pioneer Bond Fund | Annual Report | 6/30/19 101

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

102 Pioneer Bond Fund | Annual Report | 6/30/19 purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At June 30, 2019, the Fund was permitted to carry forward indefinitely $4,364,357 of short-term losses and $32,138,057 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018, were as follows:

      --------------------------------------------------------------------------
                                                        2019              2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                            $174,555,699      $151,100,741
      --------------------------------------------------------------------------
          Total                                  $174,555,699      $151,100,741
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at June 30, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $ 11,461,661
      Capital Loss Carryforward                                     (36,502,414)
      Current year dividends payable                                 (2,986,562)
      Net unrealized depreciation                                   105,322,118
      --------------------------------------------------------------------------
          Total                                                    $ 77,294,803
      ==========================================================================

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, swaps, the tax treatment of premium and amortization and the mark to market of futures contracts.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $36,259 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

                                 Pioneer Bond Fund | Annual Report | 6/30/19 103

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative.

104 Pioneer Bond Fund | Annual Report | 6/30/19

      These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a

                                 Pioneer Bond Fund | Annual Report | 6/30/19 105
      trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that

106 Pioneer Bond Fund | Annual Report | 6/30/19 the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of June 30, 2019 are disclosed in the Fund's Schedule of Investments.

I.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the year ended June 30, 2019, was $197,240,467. Open futures contracts outstanding at June 30, 2019, are listed in the Schedule of Investments.

                                 Pioneer Bond Fund | Annual Report | 6/30/19 107

J.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer,

108 Pioneer Bond Fund | Annual Report | 6/30/19 resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended June 30, 2019, was $(1,725,245). Open credit default swap contracts at June 30, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets up to $500 million, 0.35% of the next $500 million of the Fund's average daily net assets, 0.30% of the next $1 billion of the Fund's average daily net assets, 0.25% of the next $8 billion of the Fund's average daily net assets, and 0.225% of the Fund's average daily net assets over $10 billion. The fee is accrued daily and paid monthly. Prior to October 1, 2018, the management fee was calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended June 30, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.31% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 0.85%, 1.10% and 0.58% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended June 30, 2019 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                                 Pioneer Bond Fund | Annual Report | 6/30/19 109

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $236,683 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended June 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                $ 89,292
Class C                                                                  11,989
Class K                                                                  18,291
Class R                                                                     393
Class Y                                                                 142,935
--------------------------------------------------------------------------------
 Total                                                                 $262,900
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $55,734 in distribution fees payable to the Distributor at June 30, 2019.

110 Pioneer Bond Fund | Annual Report | 6/30/19

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended June 30, 2019, CDSCs in the amount of $9,378 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018 the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended June 30, 2019, the Fund had no borrowings under the credit facility.

                                 Pioneer Bond Fund | Annual Report | 6/30/19 111

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

112 Pioneer Bond Fund | Annual Report | 6/30/19

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following chart shows gross assets and liabilities of the Fund as of June 30, 2019.

---------------------------------------------------------------------------------------------------------
                        Derivative Assets   Derivatives     Non-Cash       Cash           Net Amount
                        Subject to Master   Available for   Collateral     Collateral     of Derivative
Counterparty            Netting Agreement   Offset          Received (a)   Received (a)   Assets (b)
---------------------------------------------------------------------------------------------------------
JPMorgan Chase
 Bank NA                $174,343            $ --            $ --           $ --           $174,343
---------------------------------------------------------------------------------------------------------
  Total                 $174,343            $ --            $ --           $ --           $174,343
=========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                                 Pioneer Bond Fund | Annual Report | 6/30/19 113

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2019 was as follows:

--------------------------------------------------------------------------------
                                                 Foreign
Statement of Assets      Interest     Credit     Exchange    Equity   Commodity
and Liabilities          Rate Risk    Risk       Rate Risk   Risk     Risk
--------------------------------------------------------------------------------
Assets:
 Swap contracts,
  at value               $      --    $153,134   $ --        $ --     $ --
--------------------------------------------------------------------------------
  Total Value            $      --    $153,134   $ --        $ --     $ --
================================================================================
Liabilities:
 Net unrealized
  depreciation on
  futures contracts      $(196,179)   $     --   $ --        $ --     $ --
--------------------------------------------------------------------------------
  Total Value            $(196,179)   $     --   $ --        $ --     $ --
================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2019 was as follows:

--------------------------------------------------------------------------------------------
                                                            Foreign
                              Interest        Credit        Exchange    Equity   Commodity
Statement of Operations       Rate Risk       Risk          Rate Risk   Risk     Risk
--------------------------------------------------------------------------------------------
Net realized gain
(loss) on:
 Futures contracts            $(13,842,373)   $       --    $ --        $ --     $ --
 Swap contracts                         --     3,509,578      --          --       --
--------------------------------------------------------------------------------------------
  Total Value                 $(13,842,373)   $3,509,578    $ --        $ --     $ --
============================================================================================
Change in net
unrealized appreciation
(depreciation) on:
 Futures contracts            $  2,125,503    $       --    $ --        $ --     $ --
 Swap contracts                         --       (40,995)     --          --       --
--------------------------------------------------------------------------------------------
  Total Value                 $  2,125,503    $  (40,995)   $ --        $ --     $ --
============================================================================================

114 Pioneer Bond Fund | Annual Report | 6/30/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Bond Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the "Fund"), including the schedule of investments, as of June 30, 2019, and the related statement of operations for the year then ended, the statements changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). The financial highlights for the periods ended June 30, 2015 and June 30, 2016 were audited by another independent registered public accounting firm whose report, dated August 25, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Bond Fund at June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

                                 Pioneer Bond Fund | Annual Report | 6/30/19 115

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                          /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
August 27, 2019

116 Pioneer Bond Fund | Annual Report | 6/30/19

ADDITIONAL INFORMATION (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 82.86%.

                                 Pioneer Bond Fund | Annual Report | 6/30/19 117

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except for Ms. Durnin, serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Ms. Durnin serves as a Trustee of 38 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

118 Pioneer Bond Fund | Annual Report | 6/30/19

Independent Trustees

Name, Age and Position    Term of Office and                                           Other Directorships
Held With the Fund        Length of Service             Principal Occupation           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)      Trustee since 2006.           Private investor (2004 -       Director, Broadridge Financial Solutions,
Chairman of the Board     Serves until a successor      2008 and 2013 - present);      Inc. (investor communications and
and Trustee               trustee is elected or earlier Chairman (2008 - 2013) and     securities processing provider for financial
                          retirement or removal.        Chief Executive Officer        services industry) (2009 - present);
                                                        (2008 - 2012), Quadriserv,     Director, Quadriserv, Inc. (2005 - 2013);
                                                        Inc. (technology products for  and Commissioner, New Jersey State Civil securities lending industry);  Service Commission (2011 - 2015)
                                                        and Senior Executive Vice
                                                        President, The Bank of
                                                        New York (financial and
                                                        securities services)
                                                        (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Trustee since 2005.           Managing Partner, Federal      Director of New York Mortgage Trust
Trustee                   Serves until a successor      City Capital Advisors          (publicly-traded mortgage REIT)
                          trustee is elected or earlier (corporate advisory services   (2004 - 2009, 2012 - present); Director
                          retirement or removal.        company) (1997 - 2004 and      of The Swiss Helvetia Fund, Inc.
                                                        2008 - present); Interim       (closed-end fund) (2010 - 2017);
                                                        Chief Executive Officer,       Director of Oxford Analytica, Inc.
                                                        Oxford Analytica, Inc.         (2008 - 2015); and Director of Enterprise
                                                        (privately held research and   Community Investment, Inc. (privately-held
                                                        consulting company) (2010);    affordable housing finance company)
                                                        Executive Vice President and   (1985 - 2010)
                                                        Chief Financial Officer,
                                                        I-trax, Inc. (publicly traded
                                                        health care services company)
                                                        (2004 - 2007); and Executive
                                                        Vice President and Chief
                                                        Financial Officer, Pedestal
                                                        Inc. (internet-based mortgage
                                                        trading company) (2000 -
                                                        2002); Private Consultant
                                                        (1995 - 1997); Managing
                                                        Director, Lehman Brothers
                                                        (1992 - 1995); and Executive,
                                                        The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)         Trustee since 2019.           Managing Director - Head of    None
Trustee                   Serves until a successor      Product Strategy and
                          trustee is elected or earlier Development, BNY Mellon
                          retirement or removal.        Investment Management
                                                        (2012-2018); Vice Chairman -
                                                        The Dreyfus Corporation
                                                        (2005 - 2018): Executive Vice
                                                        President Head of Product,
                                                        BNY Mellon Investment
                                                        Management (2007 - 2012);
                                                        Executive Director- Product
                                                        Strategy, Mellon Asset
                                                        Management (2005 - 2007);
                                                        Executive Vice President Head
                                                        of Products, Marketing and
                                                        Client Service, Dreyfus
                                                        Corporation (2000 - 2005);
                                                        and Senior Vice President -
                                                        Strategic Product and
                                                        Business Development, Dreyfus
                                                        Corporation (1994 - 2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Trustee since 2008.           William Joseph Maier           Trustee, Mellon Institutional Funds
Trustee                   Serves until a successor      Professor of Political         Investment Trust and Mellon Institutional
                          trustee is elected or earlier Economy, Harvard University    Funds Master Portfolio (oversaw 17
                          retirement or removal.        (1972 - present)               portfolios in fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------


                                 Pioneer Bond Fund | Annual Report | 6/30/19 119

Name, Age and Position    Term of Office and                                           Other Directorships
Held With the Fund        Length of Service             Principal Occupation           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72) Trustee since 1996.           Founding Director,             None
Trustee                   Serves until a successor      Vice-President and Corporate
                          trustee is elected or earlier Secretary, The Winthrop
                          retirement or removal.        Group, Inc. (consulting firm)
                                                        (1982 - present); Desautels
                                                        Faculty of Management,
                                                        McGill University (1999 -
                                                        2017); and Manager of
                                                        Research Operations and
                                                        Organizational Learning,
                                                        Xerox PARC, Xerox's advance
                                                        research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Trustee since 2017.           Chief Investment Officer,      None
Trustee                   (Advisory Trustee from        1199 SEIU Funds (healthcare
                          2014 - 2017) Serves           workers union pension funds)
                          until a successor trustee     (2001 - present); Vice
                          is elected or earlier         President - International
                          retirement or removal.        Investments Group, American
                                                        International Group, Inc.
                                                        (insurance company) (1993 -
                                                        2001); Vice President -
                                                        Corporate Finance and
                                                        Treasury Group, Citibank,
                                                        N.A. (1980 - 1986 and 1990 -
                                                        1993); Vice President -
                                                        Asset/Liability Management
                                                        Group, Federal Farm Funding
                                                        Corporation (government-
                                                        sponsored issuer of debt
                                                        securities) (1988 - 1990);
                                                        Mortgage Strategies Group,
                                                        Shearson Lehman Hutton, Inc.
                                                        (investment bank) (1987 -
                                                        1988); and Mortgage
                                                        Strategies Group, Drexel
                                                        Burnham Lambert, Ltd.
                                                        (investment bank)
                                                        (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)  Trustee since 1996.           President and Chief Executive  Director of New America High Income
Trustee                   Serves until a successor      Officer, Metric Financial      Fund, Inc. (closed-end investment
                          trustee is elected or earlier Inc. (formerly known as        company) (2004 - present); and Member,
                          retirement or removal.        NewburyPiret Company)          Board of Governors, Investment Company
                                                        (investment banking firm)      Institute (2000 - 2006)
                                                        (1981 - present)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)    Trustee since 2014.           Consultant (investment         None
Trustee                   Serves until a successor      company services) (2012 -
                          trustee is elected or earlier present); Executive Vice
                          retirement or removal.        President, BNY Mellon
                                                        (financial and investment
                                                        company services) (1969 -
                                                        2012); Director, BNY
                                                        International Financing Corp.
                                                        (financial services) (2002 -
                                                        2012); Director, Mellon
                                                        Overseas Investment Corp.
                                                        (financial services) (2009 -
                                                        2012); Director, Financial
                                                        Models (technology) (2005 -
                                                        2007); Director, BNY Hamilton
                                                        Funds, Ireland (offshore
                                                        investment companies) (2004 -
                                                        2007); Chairman/Director,
                                                        AIB/BNY Securities Services,
                                                        Ltd., Ireland (financial
                                                        services) (1999 - 2006); and
                                                        Chairman, BNY Alternative
                                                        Investment Services, Inc.
                                                        (financial services)
                                                        (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

120 Pioneer Bond Fund | Annual Report | 6/30/19

Interested Trustees

Name, Age and Position    Term of Office and                                           Other Directorships
Held With the Fund        Length of Service             Principal Occupation           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*       Trustee since 2017.           Director, CEO and President    None
Trustee, President and    Serves until a successor      of Amundi Pioneer Asset
Chief Executive Officer   trustee is elected or earlier Management USA, Inc.
                          retirement or removal         (since September 2014);
                                                        Director, CEO and
                                                        President of Amundi
                                                        Pioneer Asset Management,
                                                        Inc. (since September
                                                        2014); Director, CEO and
                                                        President of Amundi
                                                        Pioneer Distributor, Inc.
                                                        (since September 2014);
                                                        Director, CEO and
                                                        President of Amundi
                                                        Pioneer Institutional
                                                        Asset Management, Inc.
                                                        (since September 2014);
                                                        Chair, Amundi Pioneer
                                                        Asset Management USA, Inc.,
                                                        Amundi Pioneer Distributor,
                                                        Inc. and Amundi Pioneer
                                                        Institutional Asset
                                                        Management, Inc. (September
                                                        2014 - 2018); Managing
                                                        Director, Morgan Stanley
                                                        Investment Management (2010 -
                                                        2013); Director of
                                                        Institutional Business, CEO
                                                        of International, Eaton Vance
                                                        Management (2005 - 2010); and
                                                        Director of Amundi USA, Inc.
                                                        (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*   Trustee since 2014.           Director and Executive Vice    None
Trustee                   Serves until a successor      President (since 2008) and
                          trustee is elected or earlier Chief Investment Officer,
                          retirement or removal         U.S. (since 2010) of Amundi
                                                        Pioneer Asset Management USA,
                                                        Inc.; Director and Executive
                                                        Vice President and Chief
                                                        Investment Officer, U.S. of
                                                        Amundi Pioneer (since 2008);
                                                        Executive Vice President and
                                                        Chief Investment Officer,
                                                        U.S. of Amundi Pioneer
                                                        Institutional Asset
                                                        Management, Inc. (since 2009);
                                                        Portfolio Manager of Amundi
                                                        Pioneer (since 1999); and
                                                        Director of Amundi USA, Inc.
                                                        (since 2017)

------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                                 Pioneer Bond Fund | Annual Report | 6/30/19 121

Fund Officers

Name, Age and Position      Term of Office and                                          Other Directorships
Held With the Fund          Length of Service            Principal Occupation           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)  Since 2010. Serves           Vice President and Associate   None
Secretary and Chief         at the discretion of         General Counsel of Amundi
Legal Officer               the Board                    Pioneer since January  2008;
                                                         Secretary and Chief Legal
                                                         Officer of all of the Pioneer
                                                         Funds since June 2010;
                                                         Assistant Secretary of all of
                                                         the Pioneer Funds from
                                                         September 2003 to May 2010;
                                                         and Vice President and Senior
                                                         Counsel of Amundi Pioneer
                                                         from July 2002 to
                                                         December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)      Since 2010. Serves           Fund Governance Director of    None
Assistant Secretary         at the discretion of         Amundi Pioneer since December
                            the Board                    2006 and Assistant Secretary
                                                         of all the Pioneer Funds
                                                         since June 2010; Manager -
                                                         Fund Governance of Amundi
                                                         Pioneer from December 2003 to
                                                         November 2006; and Senior
                                                         Paralegal of Amundi Pioneer
                                                         from January 2000 to
                                                         November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)           Since 2010. Serves           Senior Counsel of Amundi       None
Assistant Secretary         at the discretion of         Pioneer since May 2013 and
                            the Board                    Assistant Secretary of all
                                                         the Pioneer Funds since June
                                                         2010; and Counsel of Amundi
                                                         Pioneer from June 2007 to
                                                         May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)        Since 2008. Serves           Vice President - Fund          None
Treasurer and Chief         at the discretion of         Treasury of Amundi Pioneer;
Financial and Accounting    the Board                    Treasurer of all of the
Officer                                                  Pioneer Funds since March
                                                         2008; Deputy Treasurer of
                                                         Amundi Pioneer from March
                                                         2004 to February 2008; and
                                                         Assistant Treasurer of all
                                                         of the Pioneer Funds from
                                                         March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)       Since 2000. Serves           Director - Fund Treasury of    None
Assistant Treasurer         at the discretion of         Amundi Pioneer; and Assistant
                            the Board                    Treasurer of all of the
                                                         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

122 Pioneer Bond Fund | Annual Report | 6/30/19

Name, Age and Position     Term of Office and                                          Other Directorships
Held With the Fund         Length of Service            Principal Occupation           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)         Since 2002. Serves           Senior Manager - Fund          None
Assistant Treasurer        at the discretion of         Treasury of Amundi Pioneer;
                           the Board                    and Assistant Treasurer of
                                                        all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)      Since 2009. Serves           Senior Manager - Fund          None
Assistant Treasurer        at the discretion of         Treasury of Amundi Pioneer
                           the Board                    since November 2008;
                                                        Assistant Treasurer of all of
                                                        the Pioneer Funds since
                                                        January 2009; and Client
                                                        Service Manager -
                                                        Institutional Investor
                                                        Services at State Street
                                                        Bank from March 2003 to
                                                        March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)           Since 2018. Serves           Managing Director, Chief       None
Chief Compliance Officer   at the discretion of         Compliance Officer of Amundi
                           the Board                    Pioneer Asset Management;
                                                        Amundi Pioneer Institutional
                                                        Asset Management, Inc.; and
                                                        the Pioneer Funds since
                                                        September 2018; and Chief
                                                        Compliance Officer of Amundi
                                                        Pioneer Distributor, Inc.
                                                        since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)       Since 2006. Serves           Vice President - Amundi        None
Anti-Money Laundering      at the discretion of         Pioneer Asset Management; and
Officer                    the Board                    Anti-Money Laundering
                                                        Officer of all the Pioneer
                                                        Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                                 Pioneer Bond Fund | Annual Report | 6/30/19 123

                          This page is for your notes.

124 Pioneer Bond Fund | Annual Report | 6/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19398-13-0819




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Bond Fund:
The audit fees for the Fund were $60,000 payable to Ernst & Young LLP for the year ended
June 30, 2019 and $60,000 payable
for the year ended June 30, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Bond Fund:
Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Bond Fund:
The tax fees for the Fund were $17,197
payable to Ernst & Young LLP for the year ended
June 30, 2019 and $17,197
for the year ended June 30, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Bond Fund:
Other Fees
There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended June 30, 2019 and 2018, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $17,197 payable to Ernst & Young LLP for the year ended
June 30, 2019 and $17,197 for the year ended
June 30, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2019

* Print the name and title of each signing officer under his or her signature.